UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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LIFEPOINT HOSPITALS, INC.
(Name of Registrant as Specified in Its Charter)

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2012	PROXY STATEMENT	Notice of Annual Meeting of Stockholders
LIFEPOINT HOSPITALS, INC.		to be held on June 5, 2012

103 Powell Court
Brentwood, Tennessee 37027

April 23, 2012

Dear Stockholders:

It is my pleasure to invite you to attend the 2012 Annual Meeting of Stockholders, which is to be held on Tuesday, June 5, 2012 at 3:00 p.m. local time at 511 Union Street, Suite 2700, Nashville, Tennessee 37219. The following pages contain the formal notice of the Annual Meeting and the Company's Proxy Statement, which describe the specific business to be considered and voted on at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Whether or not you expect to attend in person, the Company would greatly appreciate your efforts to vote your shares as soon as possible by following the instructions located in the Notice of Internet Availability of Proxy Materials sent to you or in the Proxy Statement. If you decide to attend the Annual Meeting and wish to vote in person, you may withdraw your proxy.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,

WILLIAM F. CARPENTER III
 Chairman and Chief Executive Officer

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 1

103 Powell Court
Brentwood, Tennessee 37027

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS
OF LIFEPOINT HOSPITALS, INC.

Date:	June 5, 2012
Time:	3:00 p.m. local time
Place:	511 Union Street, Suite 2700 Nashville, TN 37219

Matters to be voted on:

  1.
  Elect three nominees as Class I directors of the Company;

  2.
  Ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2012;

  3.
  Approve, on a non-binding advisory basis, compensation of the Company's named executive officers;

  4.
  Approve an amendment to the Company's Amended and Restated 1998 Long-Term Incentive Plan;

  5.
  Approve an amendment to the Company's Amended and Restated Outside Directors Stock and Incentive Compensation Plan; and

  6.
  Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders of record at the close of business on April 13, 2012 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting. On such date, there were 48,767,191 shares of the Company's common stock outstanding.

By Order of the Board of Directors,

PAUL D. GILBERT

Executive Vice President, Chief Legal Officer,
  Corporate Governance Officer and Corporate Secretary

April 23, 2012

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 2

PROXY STATEMENT

As a holder of common stock ("Common Stock") of LifePoint Hospitals, Inc. (the "Company"), this Proxy Statement and the Annual Report to Stockholders for the Year Ended December 31, 2011 (the "Annual Report to Stockholders") are available to you on the Internet or, upon your request, will be delivered to you by mail or email in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2012 Annual Meeting of Stockholders to be held on Tuesday, June 5, 2012 at 3:00 p.m. local time at 511 Union Street, Suite 2700, Nashville, Tennessee 37219, and at any adjournments or postponements thereof (the "Annual Meeting"). Distribution of the Notice of Internet Availability of Proxy Materials is scheduled to begin on or about April 23, 2012.

You can ensure that your shares are voted at the Annual Meeting by submitting your voting instructions by telephone or by Internet, or if you requested a hard copy of the proxy materials, by completing, signing, dating and returning the proxy card accompanying the materials in the envelope provided to you. Submitting your voting instructions or proxy by any of these methods will not affect your right to attend and vote at the Annual Meeting. We encourage stockholders to submit proxies in advance of the Annual Meeting. A stockholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation. If your shares of Common Stock are held for you in a brokerage, bank or other institutional account, you must obtain a proxy from that entity and bring it with you to hand in with your ballot in order to be able to vote your shares at the Annual Meeting.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 3

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Corporate Governance and Nominating Committee, which consists entirely of independent directors, the Company's Board of Directors has nominated three directors for election at the Annual Meeting to hold office until the annual meeting of stockholders in 2015 or until their successors have been elected and qualified.

 PROPOSAL 1: ELECTION OF DIRECTORS

In addition to the information presented below regarding each director's specific experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a director of the Company, a discussion of the director nomination process and the general standards for directors established by the Corporate Governance and Nominating Committee is contained in the section entitled "Corporate Governance — Board of Directors and Committees — Director Nomination Process" beginning on page 12 of this Proxy Statement.

NOMINEES FOR ELECTION: CLASS I DIRECTORS — TERM WILL EXPIRE IN 2015

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE NOMINEES.

Marguerite W. Kondracke Age: 66 Director Since: November 2007	LifePoint Committees: • Audit and Compliance • Compensation • Corporate Governance and Nominating • Quality

Ms. Kondracke has served as president and chief executive officer of America's Promise Alliance, a not-for-profit children's advocacy organization, since October 2004. Prior to that time, Ms. Kondracke served as special assistant to U.S. Senator Lamar Alexander, as well as the staff director, Senate Subcommittee on Children and Families, between April 2003 and September 2004. From September 2001 to March 2003, Ms. Kondracke served as president and chief executive officer of The Brown Schools, a leading provider of behavioral services for adolescents. Ms. Kondracke is the co-founder, former chief executive officer and current board member of Bright Horizons Family Solutions, LLC, which provides childcare and other workplace services for employers and families. Ms. Kondracke is currently a member of the board of directors of Saks, Inc. (NYSE: SKS), which operates department stores in the United States and overseas, and Rosetta Stone, Inc. (NYSE: RST), a provider of technology-based language learning solutions. Ms. Kondracke also serves on the board of trustees of Duke University and Duke University Medical Center. Her prior experience includes having served as Commissioner of Human Services for the State of Tennessee, where her responsibilities included making eligibility determinations for the state's Medicaid program. She earlier served in various leadership capacities for the Tennessee Department of Public Health. Among her other skills and expertise, Ms. Kondracke brings to the Board of Directors experience in dealing with the legislative and executive branches of government and executive experience in healthcare and other caregiving services, including experience as a chief executive officer.

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PROPOSAL 1: ELECTION OF DIRECTORS (CONTINUED)

John E. Maupin, Jr. Age: 65 Director Since: May 1999	LifePoint Committees: • Audit and Compliance • Compensation • Corporate Governance and Nominating (Chair) • Quality

Dr. Maupin has served as president and chief executive officer of Morehouse School of Medicine since July 2006. From July 1994 through June 2006, he was president and chief executive officer of Meharry Medical College. His other senior administrative positions have included executive vice president and chief operating officer of the Morehouse School of Medicine; chief executive officer of Southside Healthcare, Inc., Atlanta, Georgia; and Deputy Commissioner for Medical Services, Baltimore City Health Department, Baltimore, Maryland. Dr. Maupin has served on numerous health-related advisory councils and scientific panels. Most notably, in 2010, Dr. Maupin was appointed to the National Healthcare Workforce Commission, which was created by the Patient Protection and Affordable Care Act to serve as a national advisory resource to the U.S. Congress and President. Dr. Maupin is a director of HealthSouth Corporation (NYSE: HLS), a post-acute healthcare management company, and Regions Financial Corporation (NYSE: RF), a bank holding company. He also serves as a director/trustee for VALIC family of funds, a group retirement fund complex. From 2000 to 2006, Dr. Maupin served on the board of directors of Pinnacle Financial Partners, Inc. (NASDAQ: PNFP), a bank holding company. As noted above, Dr. Maupin brings to the Board of Directors diverse experience as an executive in academic medicine, public health and ambulatory healthcare, as well as experience in dealing with the legislative and executive branches of government and agencies within the U.S. Department of Health and Human Services.

Owen G. Shell, Jr. Age: 75 Director Since: December 2002	LifePoint Committees: • Audit and Compliance • Compensation • Corporate Governance and Nominating • Quality

Mr. Shell currently serves as the Company's Lead Director and served as non-executive Chairman of the Company's Board of Directors from 2006 to December 2010. Mr. Shell has over 40 years of financial experience as an executive in the banking industry. He served as president of the Asset Management Group of Bank of America Corporation from November 1996 until his retirement in June 2001. From 1986 through 1996, Mr. Shell served as the president of Bank of America for the Tennessee region. Prior to that, Mr. Shell held several positions, including chairman, president and chief executive officer of First American National Bank in Nashville, Tennessee. From 2004 to 2007, Mr. Shell served as a director of Central Parking Corporation, the nation's largest parking services provider. Mr. Shell brings to the Board of Directors his perspective from several years as Lead Director and non-executive Chairman of the Company, as well as his decades of financial experience as an executive in a highly regulated industry.

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CONTINUING DIRECTORS

Continuing Directors

Stockholders are not voting at this Annual Meeting on the election of Class II or Class III directors, who will continue to serve as directors until the annual meeting of stockholders in the year indicated or until their successors are elected and qualified.

CLASS II DIRECTORS — TERM WILL EXPIRE IN 2013

Gregory T. Bier Age: 65 Director Since: February 2008	LifePoint Committees: • Audit and Compliance (Chair) • Compensation • Corporate Governance and Nominating • Quality

Mr. Bier was the managing partner of the Cincinnati office of Deloitte & Touche LLP from 1998 until his retirement in 2002. He joined Haskins & Sells, which later became a part of Deloitte & Touche, in 1968, and became a certified public accountant in 1970. Mr. Bier currently serves as a director of Cincinnati Financial Corporation (NASDAQ: CINF), a public company that markets commercial, personal and life insurance through independent insurance agencies, and previously served on the audit committee of Catholic Healthcare Partners, one of the largest not-for-profit health systems in the United States, from 2002 to 2007. Among his other skills and expertise, Mr. Bier brings to the Board of Directors financial expertise, public company accounting experience and experience with auditing of healthcare service providers.

DeWitt Ezell, Jr. Age: 73 Director Since: May 1999	LifePoint Committees: • Audit and Compliance • Compensation • Corporate Governance and Nominating • Quality

Mr. Ezell served for over 37 years in various positions, including engineering, regulatory and public relations, with BellSouth Corporation, a communications services company, and served as the state president of Tennessee for BellSouth Corporation from January 1990 until his retirement in April 1999. Mr. Ezell served as the chairman of the board of BlueCross BlueShield of Tennessee, a non-profit health insurance company, from 2005 until April 2009. Among his other skills and expertise, Mr. Ezell brings to the Board of Directors decades of executive experience with regulated entities and experience with a large healthcare payor.

CLASS III DIRECTORS — TERM WILL EXPIRE IN 2014

William F. Carpenter III Age: 57 Director Since: June 2006	LifePoint Committees: • Quality (Chair)

Mr. Carpenter has served as Chief Executive Officer ("CEO") of the Company since June 2006 and as Chairman of the Company since December 2010. Prior to June 2006, Mr. Carpenter served as Executive Vice President of the Company from February 2004 until his appointment as CEO. In addition, Mr. Carpenter served as General Counsel and Secretary of the Company from May 1999 to June 2006 and Corporate Governance Officer from February 2003 to June 2006. From May 1999 to February 2004, Mr. Carpenter served as Senior Vice President of the Company. From 2004 to 2007, he served as a director of Psychiatric Solutions, Inc., a behavioral health services company. Among his other skills and expertise, Mr. Carpenter brings to the Board of Directors his perspective as the Company's CEO, decades of legal, development and corporate governance experience and the perspective gained from serving on the board of directors of the Federation of American Hospitals since 2006, including two terms as Chair.

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CONTINUING DIRECTORS (CONTINUED)

Richard H. Evans Age: 67 Director Since: June 2000	LifePoint Committees: • Audit and Compliance • Compensation (Chair) • Corporate Governance and Nominating • Quality

Mr. Evans has been the chairman of Evans Holdings, LLC, a real estate investment and real estate services company, since April 1999. Prior to that time, Mr. Evans served as chief executive officer of Huizenga Sports and Entertainment Group, Madison Square Garden Corporation and Radio City Music Hall Productions, chief operating officer of Gaylord Entertainment Company and chief operating officer and corporate director of Florida Panthers Holdings, Inc. Mr. Evans currently serves as a member of the board of directors of TharpeRobbins Company, Inc., an employee recognition company, and as an advisor to Gridiron Capital, LLC, a private equity firm. Mr. Evans previously served as a member of the board of governors of the National Basketball Association, the National Hockey League, Major League Baseball and the National Football League. In addition, Mr. Evans previously served as a director of Genesco, Inc., a specialty retailer, and Bass Pro Shops, an outdoor specialty retailer. Among his other skills and expertise, Mr. Evans brings to the Board of Directors decades of expertise in managing employee-intensive businesses, consumer-facing organizations and entities with substantial real estate holdings.

Michael P. Haley Age: 61 Director Since: April 2005	LifePoint Committees: • Audit and Compliance • Compensation • Corporate Governance and Nominating • Quality

Mr. Haley has served as an advisor to Fenway Partners, LLC, a private equity investment firm, since April 2006 and a managing partner of its affiliate, Fenway Resources, since 2008. From 2007 to 2012, Mr. Haley served as executive chairman of Coach America, a transportation services operator. From January 2005 to June 2005, Mr. Haley served as chairman of MW Manufacturers, Inc., a producer and distributor of window and door products for the residential construction industry, and served as president and chief executive officer from 2001 to 2005. Mr. Haley is chairman of the board of directors of Stanley Furniture Company (NASDAQ: STLY), a furniture manufacturer, and is a member of the board of directors of Ply Gem Industries, Inc. and American National Bankshares, Inc. (NASDAQ: AMNB), a bank holding company. Mr. Haley previously served as chairman of the board of trustees of Memorial Hospital of Martinsville and of the Martinsville-Henry County Economic Development Corporation and has served on the board of the Martinsville-Henry County United Way. Among his other skills and expertise, Mr. Haley brings to the Board of Directors substantial executive experience and community leadership in markets like those in which the Company operates.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 7

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

The fundamental duties of the Board of Directors are to:

•
oversee the CEO and senior management in the appropriate operation of the Company;

•
advise the CEO and senior management with respect to the conduct of the Company's business and its strategic direction; and

•
protect the long-term interests of the stockholders.

To satisfy these duties, the directors take a proactive approach through active and frequent communication with the CEO and other members of senior management, by setting the correct "tone at the top" and ensuring that it permeates the Company's relationships, and by defining what information the Board of Directors should receive and how. The Board of Directors sets its own meeting agendas through its Lead Director and committee chairs.

The governance structure of the Company is designed to enable the Board of Directors to be an active, collegial body that is prepared to make prompt, principled decisions, provide sound advice and counsel and monitor the Company's compliance efforts, risk management and performance. The key practices and procedures of the Board of Directors are outlined in the Corporate Governance Standards available under the "Investor Relations — Corporate Governance" section of the Company's website at www.lifepointhospitals.com.

Independence of Directors

The Board has determined that all Board members except the Company's Chairman and CEO, Mr. Carpenter, are independent in accordance with the applicable rules of The NASDAQ Stock Market LLC ("NASDAQ"). All committee members, except Mr. Carpenter, who serves as chair of the Quality Committee, are independent in accordance with NASDAQ's listing standards.

Code of Conduct and Code of Ethics

The Company has a Code of Conduct that provides guidance to the Board of Directors and all employees, including the Company's senior management. The Board of Directors has also adopted a Code of Ethics for the Company's CEO, principal financial officer, principal accounting officer, controller and persons performing similar functions, which specifically addresses the unique roles of these officers in corporate governance. Many of the topics covered in the Code of Ethics are also addressed in the Code of Conduct, and each of the officers subject to the Code of Ethics is subject to, and has agreed to comply with, the Code of Conduct.

The Code of Conduct and the Code of Ethics are available under the "Investor Relations — Corporate Governance" section of the Company's website at www.lifepointhospitals.com.

Compliance Hotline

The Audit and Compliance Committee has adopted a policy on the reporting of concerns regarding accounting, internal controls or auditing matters. Any person, whether or not an employee, who has a concern about the conduct of the Company or any of the Company's personnel, including with respect to the Company's accounting, internal controls or auditing matters, may, in a confidential and anonymous manner, communicate that concern through an external compliance hotline by calling 877-508-5433. The hotline services are available 24 hours a day, seven days a week. All calls to the compliance hotline will be handled on an expedited basis and, under certain circumstances, will be communicated directly to the Chair of the Audit and Compliance Committee.

Certain Relationships and Related Transactions

In addition to the Company's Corporate Governance Standards, Code of Conduct and Code of Ethics, the Board has approved written policies and procedures that govern the review, approval and/or ratification of transactions between the Company and its directors, director nominees, executive officers, greater than five percent beneficial owners and each of their respective family members, where the amount involved in the transaction exceeds or is expected to exceed $100,000 in any single calendar year. A copy of the Related Person Transactions Policies and Procedures is available under the "Investor Relations — Corporate Governance" section of the Company's website at www.lifepointhospitals.com.

This policy is administered under the oversight of the Audit and Compliance Committee. To assist this committee in identifying potential related person transactions, each director and executive officer is annually required to identify his or her

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CORPORATE GOVERNANCE (CONTINUED)

family members and provide certain information about them. The Company's Corporate Governance Officer disseminates a list of the related persons to various officers and departments of the Company so that such transactions can readily be identified. If a related person transaction is identified in advance and the Corporate Governance Officer determines that the transaction is subject to this policy, he must submit the transaction to the Audit and Compliance Committee (or its Chair, if time is of the essence) for consideration. The Audit and Compliance Committee may generally approve such transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders. The policy also enumerates certain related person transactions that are deemed automatically pre-approved by the Audit and Compliance Committee because the Securities and Exchange Commission ("SEC") has determined that such transactions are not required to be disclosed or they are unlikely to raise the concerns underlying the SEC's disclosure requirements.

During 2011, there were no reportable related person transactions for the Company, and no related person had any reportable indebtedness to the Company or any of its subsidiaries.

BOARD OF DIRECTORS AND COMMITTEES

Director Attendance

Directors are expected to attend all meetings of the Board of Directors, the annual meeting of stockholders and all meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board of Directors held five meetings (including regularly scheduled and special meetings) during 2011. All directors attended the 2011 annual meeting of stockholders. Additionally, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the committees on which the director served.

Director Education

Every new director participates in an orientation program and receives materials and briefings to acquaint him or her with the Company's business, industry, management and corporate governance policies and practices. Continuing education is provided for all directors through board materials and presentations, discussions with management, visits to corporate facilities and other sources. Several directors also attend third-party offered education courses and participate in the National Association of Corporate Directors, of which the Company is also a member.

Executive Sessions of the Board

At each of its regularly scheduled meetings, the Board of Directors meets in executive sessions in which Mr. Carpenter and other members of management do not participate. The Lead Director presides over these sessions.

Board Leadership Structure

Currently, the offices of Chairman of the Board and CEO of the Company are held by the same person. From 2006 to December 2010, the Company had a non-executive Chairman. In December 2010, the Board of Directors determined that the Company's stockholders would be best served by electing Mr. Carpenter to be Chairman of the Board. The Board reached this decision after considering the following:

•
the Company's governance structure and how it functioned;

•
the number of companies in the healthcare services industry that combined the Chairman and CEO roles;

•
Mr. Carpenter's contributions to the Company, including a recognition of his role in setting the Company's strategic direction and in attracting new executive management to the Company; and

•
the importance of the Lead Director position, as defined by the Company and set out in the written job description of the Lead Director in the Company's Corporate Governance Standards.

The By-Laws and the Corporate Governance Standards of the Company allow the Chairman and CEO roles to be held by the same person, and in such case, the Board of Directors is required to have an independent Lead Director. The independent members of the Board of Directors selected Mr. Shell, who previously served as the non-executive Chairman of the Board, to serve as the Lead Director. The Lead Director advises and counsels the Chairman, coordinates with the Chairman on the agenda and format for meetings of the Board, chairs executive sessions of the Board and serves as a primary liaison between the independent directors and the CEO.

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CORPORATE GOVERNANCE (CONTINUED)

Board Risk Oversight

The Board of Directors considers risk oversight a high priority. The role of the Board of Directors is to oversee and monitor the Company's risk management processes. Throughout the year, the Board of Directors and the committees to which it has delegated responsibility dedicate a portion of their meetings to review and discuss specific risk topics. The Board of Directors has delegated responsibility for the oversight of specific risks to the following committees:

•
The Enterprise Risk Management Committee of the Company, which is comprised of individuals from all major areas of the Company including operational, financial, human resource, legal and risk functions of the Company, is responsible for, among other things, establishing a comprehensive process for the management of risk across the Company and measurement methodologies for quantifying, comparing, benchmarking and prioritizing risks facing the Company;

•
The Audit and Compliance Committee oversees the Company's guidelines, policies and processes for monitoring and mitigating risk relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance efforts, and receives reports from the Company's compliance and audit services departments at each of its regular, quarter end and year end meetings;

•
The Compensation Committee monitors any risks related to the Company's executive compensation policies and practices and the Company's compensation practices in general;

•
The Corporate Governance and Nominating Committee oversees risks related to the Company's governance structure, processes; and

•
The Quality Committee plays a significant role in evaluating risks with respect to clinical performance and industry practices.

Committees of the Board of Directors

The Board has adopted written charters for each of its four standing committees: the Audit and Compliance Committee; the Compensation Committee; the Corporate Governance and Nominating Committee; and the Quality Committee. The committee charters are available on the Company's website under the "Investor

Relations — Corporate Governance" section at www.lifepointhospitals.com.

Except for the Quality Committee, the committees of the Board of Directors are composed exclusively of independent directors.

Audit and Compliance Committee

The Audit and Compliance Committee is primarily responsible for:

•
Selecting and overseeing the services performed by the Company's independent registered public accounting firm;

•
Evaluating the Company's accounting policies and its system of internal controls;

•
Monitoring compliance with the Code of Conduct and the Code of Ethics; and

•
Monitoring and overseeing the internal audit and compliance departments of the Company and their respective work plans and programs.

The Board of Directors has determined that Gregory T. Bier, Chair of the Audit and Compliance Committee, is qualified as an "audit committee financial expert," as defined by SEC rules, and that each member is independent in accordance with the applicable rules of NASDAQ. The report of the Audit and Compliance Committee is on page 42 of this Proxy Statement.

Compensation Committee

The Compensation Committee is primarily responsible for approving compensation arrangements for the CEO and other senior management of the Company and administering the Company's compensation plans. The Compensation Committee has authority to delegate any of its responsibilities to subcommittees as the Compensation Committee may deem appropriate. The report of the Compensation Committee is on page 13 of this Proxy Statement.

The Compensation Committee retained, without recommendation from management, Mercer LLC ("Mercer") as its compensation consultant for 2011 to assist in evaluating the Company's executive and director compensation. Mercer is a subsidiary of Marsh & McLennan Companies, Inc., and, as a result, has over 700 affiliates that operate in numerous distinct areas of business unrelated to Mercer's compensation consulting practice. The Company paid Mercer and its

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CORPORATE GOVERNANCE (CONTINUED)

affiliates an aggregate of $332,193 during 2011, of which $236,378 was for Mercer's services as compensation consultant. The remaining $95,815 was paid to an affiliate of Mercer for a subscription software service utilized by the Company's risk department. Neither the Compensation Committee nor the Board of Directors approved in advance the services of Mercer or other Marsh affiliates that were not related to executive compensation.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is primarily responsible for:

•
Identifying persons qualified to become members of the Board of Directors and, when appropriate, recommending such persons to the Board of Directors as proposed nominees for Board membership;

•
Ensuring that a succession plan is in place for the position of CEO and other senior management positions;

•
Leading the Board in its annual review of the performance of the Board, its committees and individual directors; and

•
Regularly reviewing and considering evolving governance practices.

During 2011, there were no material changes to the procedures by which a stockholder may recommend nominees to the Board of Directors.

Quality Committee

The Board of Directors of the Company has established the Quality Committee to monitor and provide leadership with respect to the quality of care provided at hospitals owned by the Company. The Quality Committee has the authority and responsibility to:

•
Monitor the Company's performance on established internal and external benchmarking regarding clinical performance and outcomes;

•
Facilitate the development of industry best practices based on internal and external data comparisons;

•
Consult with the Company's clinical leadership regarding leading edge strategies, including clinical practices to be evaluated for the Company's adoption;

•
Foster enhanced awareness of the Company's clinical performance; and

•
Help to establish a long-term, strategic clinical vision for the Company.

Compensation Committee Interlocks and Insider Participation

During 2011, the Compensation Committee of the Board of Directors consisted of Dr. Maupin, Messrs. Evans, Bier, Ezell, Haley and Shell and Ms. Kondracke. None of the members of the Compensation Committee has at any time been an officer or employee of the Company, nor has any of the members had any relationship requiring disclosure by the Company. None of the Company's executive officers serves, or in the past year served, as a member of the board of directors or compensation committee of any entity that has or had one or more of its executive officers serving on the Company's Board of Directors or Compensation Committee.

The Board and Committees

Director	Board	Audit and Compliance	Compensation	Corporate Governance and Nominating	Quality
William F. Carpenter III	Chair				Chair
Owen G. Shell, Jr.	Lead Director	•	•	•	•
Gregory T. Bier		Chair	•	•	•
Richard H. Evans		•	Chair	•	•
DeWitt Ezell, Jr.		•	•	•	•
Michael P. Haley		•	•	•	•
Marguerite W. Kondracke		•	•	•	•
John E. Maupin, Jr.		•	•	Chair	•
2011 Meetings	5	9	5	4	4

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CORPORATE GOVERNANCE (CONTINUED)

Director Nomination Process

The Company's Board of Directors consists of eight members, seven of whom are independent. The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes of as nearly equal size as possible. Approximately one-third of the directors are elected each year.

The Board of Directors believes that governance is far more than a "check the box" activity. Rather, the Board of Directors believes that how it functions is more important than the structure in which it functions. To this end, the Corporate Governance and Nominating Committee conducts an annual evaluation of the Board of Directors, its committees and the directors, including the Lead Director and the Chairman and CEO, in order to evaluate their performance prior to nominating any director for additional terms. As part of this process, Mr. Gilbert, the Company's Executive Vice President, Chief Legal Officer and Corporate Governance Officer, interviews each director privately in an effort to identify any concerns that have not otherwise been identified in the evaluations. Additionally, the Corporate Governance and Nominating Committee receives a report from Mr. Gilbert regarding any matters of concern found through his review of detailed background checks obtained from a third party. The Corporate Governance and Nominating Committee also considers a number of subjective, objective, qualitative and quantitative factors before recommending any nominee to the Board of Directors.

The Company's By-Laws provide, in part, that no person shall be nominated to a term of office on the Board of Directors who has attained the age of 75 or more before the first day of the proposed term of office, unless this requirement has been waived by the Board of Directors or the Corporate Governance and Nominating Committee for a valid reason. This year, after careful consideration, the Corporate Governance and Nominating Committee recommended that the age requirement for Mr. Shell, the Lead Director, be waived and the Board of Directors accepted the recommendation. The Committee and Board determined it was appropriate to waive this requirement for the following reasons:

•
Mr. Shell's leadership in past years as Chairman of the Board of Directors and, more recently, as the Lead Director;
•
the very positive results of the most recent evaluation of his performance as Lead Director;

•
the relationship, communication and trust between the Board of Directors and the Company's senior management team; and

•
the additional time needed to allow for an orderly transition of the critical role of Lead Director from Mr. Shell to another independent director.

Stockholder Nominations

The information required to be provided by a stockholder nominating a candidate for the Board of Directors is set forth in the Company's By-Laws, and the general experience, qualifications, attributes and skills established by the Corporate Governance and Nominating Committee for directors are included in the Corporate Governance Standards. The Company believes that directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Company endeavors to have a Board of Directors representing diverse experience, and the Corporate Governance and Nominating Committee will evaluate all potential nominees in the same manner, including candidates recommended by current directors, Company officers and others.

The deadlines for timely submission by stockholders of persons for election as directors (other than persons nominated by or at the direction of the Board of Directors) at the 2013 annual meeting of stockholders is described in this Proxy Statement under the caption "Additional Information — Other Stockholder Proposals for Presentation at the 2013 Annual Meeting." The Corporate Governance and Nominating Committee will consider nominations by any Company stockholder of record who is entitled to vote at the applicable meeting and who has complied with the notice procedures set forth in the Company's By-Laws.

Nominations by stockholders of persons for election to the Board of Directors also may be made at a special meeting of stockholders if the stockholder's notice required by the Company's By-Laws is delivered not later than the close of business on the later of 90 days prior to such special meeting or the tenth day following the day

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CORPORATE GOVERNANCE (CONTINUED)

on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties may communicate with any of the independent directors, including Board committee chairs and the Lead Director, by using the following address:

  LifePoint Hospitals, Inc.
  Board of Directors
  c/o Corporate Secretary
  103 Powell Court
  Brentwood, Tennessee 37027

All written communications received in such manner will be forwarded to the members of the Board of Directors to whom the communication is directed or, if the communication is not directed to any particular member(s) of the Board of Directors, the communication will be forwarded to all members of the Board of Directors.

COMPENSATION COMMITTEE REPORT

 COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the disclosures contained in the section entitled "Compensation Discussion and Analysis" required by SEC Regulation S-K, Item 402(b) beginning on the following page. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the section entitled "Compensation Discussion and Analysis" be included in this Proxy Statement for the Annual Meeting and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 (the "2011 Annual Report on Form 10-K").

COMPENSATION COMMITTEE

Richard H. Evans, Chair
Gregory T. Bier
DeWitt Ezell, Jr.
Michael P. Haley
Marguerite W. Kondracke
John E. Maupin, Jr.
Owen G. Shell, Jr.

Dated: April 18, 2012

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COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis explains how the Compensation Committee, which is comprised solely of the Company's seven independent directors, administers the executive compensation program. Specifically, this section describes the elements of the Company's executive compensation program and its underlying philosophy, and provides details about the compensation paid to the Company's "Named Executive Officers" or "NEOs." The NEOs for fiscal year 2011 were:

  •
  William F. Carpenter III, Chairman and Chief Executive Officer;

  •
  Jeffrey S. Sherman, Executive Vice President and Chief Financial Officer;

  •
  David M. Dill, President and Chief Operating Officer;

  •
  Paul D. Gilbert, Executive Vice President, Chief Legal Officer, Corporate Governance Officer and Corporate Secretary;

  •
  John P. Bumpus, Executive Vice President and Chief Administrative Officer; and

  •
  Leif M. Murphy, Executive Vice President and Chief Development Officer.

        You should read this section of the Proxy Statement in conjunction with the information contained in the section entitled "Compensation of Executive Officers" that follows this analysis. Each section contains information that is relevant to the advisory vote that the Company is conducting to approve the compensation of the NEOs, which can be found in the section entitled "Advisory Vote to Approve Executive Compensation."

EXECUTIVE SUMMARY

–>
The Company had strong financial results in 2011:

  •
  Revenues before provision for doubtful accounts increased 8.6%

  •
  Adjusted EBITDA increased 7.2%

  •
  Diluted EPS increased 10.7%

–>
2011 NEO compensation was in line with the Company's strong financial performance:

  •
  Annual cash incentive awards were earned in excess of target

  •
  All performance targets related to restricted stock were earned

–>
The Company is not making any material changes to its NEO compensation program in 2012:

  •
  Market-based salary increases for two of the Company's NEOs

  •
  Same short-term incentive structure, with stretch goals

  •
  Same long-term incentive structure, to align long-term pay and performance

–>
Governance features designed to align executive compensation with stockholder interests:

  •
  Strong Lead Director and Committee Chairs

  •
  Stock ownership guidelines (3x base salary)

  •
  Recoupment policy

  •
  Insider Trading Policy that prohibits hedging

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Business

The Company, acting through its subsidiaries, operates general acute care hospitals primarily in non-urban communities in the United States. As of December 31, 2011, the Company operated 54 hospital campuses in 18 states, having a total of 6,048 licensed beds.

The Company seeks to fulfill its mission of Making Communities Healthier® by striving to (1) improve the quality and types of healthcare services available in its communities; (2) provide physicians with a positive environment in which to practice medicine, with access to necessary equipment and resources; (3) develop and provide a positive work environment for employees; (4) expand each hospital's role as a community asset; and (5) improve each hospital's financial performance.

For more information, please see "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the 2011 Annual Report on Form 10-K.

2011 Performance Highlights

During 2011, the Company had the following significant accomplishments:

•
Revenues before provision for doubtful accounts was $3,544.6 million, an 8.6% increase from 2010.

•
Adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") for 2011 was $536.2 million, a 7.2% increase from 2010.

•
Diluted earnings per share ("EPS") from continuing operations were $3.22, a 10.7% increase from 2010.

•
We formed DLP Healthcare, a joint venture with Duke University Health System, to build networks of hospitals, physicians and other healthcare services that are quality driven, adaptive to change and financially strong.

•
Through DLP Healthcare, the Company completed the acquisitions of the North Carolina cardiac catheterization operations of MedCath Partners, LLC, Person Memorial Hospital and an 80% interest in Maria Parham Medical Center, and entered into a definitive agreement to acquire an 80% interest in Twin County Regional Healthcare, which became effective on April 1, 2012.

For more details about the Company's 2011 performance highlights and the financial measures mentioned in this Proxy Statement, including an explanation and reconciliation of adjusted EBITDA (a non-GAAP measure), please see the 2011 Annual Report on Form 10-K.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Executive Compensation Highlights

As discussed in greater detail below, the Company's executive compensation program is designed to ensure an appropriate linkage between executive pay, Company performance and stockholder results. Some highlights of the executive compensation program include:

•
A High Percentage of Executive Compensation is Performance-Based.  Approximately 87% of the CEO's total direct compensation (base salary, annual cash incentive award and long-term incentive awards) and an average of approximately 81% of the total direct compensation of the other NEOs, excluding Mr. Murphy who began his employment with the Company late in 2011, is performance-based, meaning that it must be earned on the basis of Company goals and individual performance (in the case of the annual cash incentive awards) or its future value, if any, is contingent upon the future performance of the Common Stock.

•
No Perquisites.  The Company does not provide perquisites such as unreimbursed personal use of Company aircraft, cars or car allowances, club memberships, financial planning or tax preparation assistance.

In February 2012, in view of the Company's financial performance during 2011, as well as its other business accomplishments (as described above), the Compensation Committee took the following compensation actions:

•
Certified the achievement of certain 2011 performance criteria and determined each NEO's annual cash incentive award;

•
Set the 2012 performance criteria for the NEOs, which are based on similar financial and quality metrics and target weights as used to determine the 2011 annual cash incentive awards (as described on page 21) but with performance targets adjusted for 2012;

•
Based on current market and industry conditions, deferred a decision regarding merit increases to the base salary of NEOs until later in 2012, with the exception of Messrs. Sherman and Bumpus, who were awarded modest adjustments to bring their respective base salary in line with the market median and/or the Peer Group (as defined below); and

•
Considered the approval of the 2010 executive compensation by 88.43% of those stockholders present and entitled to vote at the 2010 annual meeting to be an affirmation of the Company's executive compensation practices and encouragement to continue without material changes at this time.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Corporate Governance Highlights

The Company endeavors to maintain good governance standards with respect to the oversight of its executive compensation program, which includes several specific elements that are designed to align executive compensation with long-term stockholder interests. The following policies and practices were in effect during 2011:

•
The leadership structure of the Board consists of a Chairman (who is also the Company's CEO), a Lead Director (who is elected by the independent directors) and strong Board committee chairs.

•
The CEO does not play any role with respect to his own compensation. The Lead Director conducts a performance review of the CEO, based on his own observations and input from the other independent directors.

•
The Lead Director is actively involved in creating and approving the agendas for all Board and committee meetings.

•
The Lead Director chairs all executive sessions of the independent directors at each regularly scheduled Board meeting.

•
The Compensation Committee is composed solely of independent directors who have established ways to communicate with stockholders regarding their executive compensation ideas and concerns.

•
The Compensation Committee's independent compensation consultant, Mercer, is retained directly by the Compensation Committee.

•
The Company has stock ownership guidelines for its executive officers, including the NEOs, which were recently increased from 1x base salary to 3x base salary. Notwithstanding the recent increase in stock ownership guidelines, all of the NEOs (except Mr. Murphy, who joined the Company in October 2011) exceeded their individual stock ownership requirements as of December 31, 2011.

•
The Company has a recoupment policy that provides for reimbursement of incentive compensation paid based on a financial restatement because of fraud.

•
The Company's Insider Trading Policy prohibits directors and executive officers and all employees located in the corporate offices from trading in options, warrants, puts and calls or similar instruments on Company securities or selling Company securities "short." In addition, margin loans and other pledge arrangements involving the Company's stock may be approved only on a case-by-case basis and, to date, no such arrangements have been approved with respect to the NEOs.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

PHILOSOPHY AND PRINCIPLES OF EXECUTIVE COMPENSATION

The foundation of the compensation philosophy for all of the Company's employees generally is the vision of making it a place where employees want to work, guided by the Company's High Five Guiding Principles shown in the table to the right. The executive compensation program is also in line with the High Five Guiding Principles and is designed to balance stockholder interests with the Company's need to retain and motivate executive talent.

The objective of the Company's executive compensation program is to provide compensation to its executive management team that will allow the Company to recruit, retain and motivate the exceptional caliber of leaders necessary to deliver sustained high performance to stockholders, patients and the communities where the Company's hospitals are located. When setting executive compensation, the Compensation Committee seeks to incorporate the following concepts:

•
Competitive:   Compensation must be competitive, in form and amount, with the compensation available from other employers and professional opportunities.

•
Performance-Based:  Compensation paid to the NEOs should be linked to the Company's performance, both short-term and long-term. The Company expects a close correlation between the compensation of the executives and the tactical and strategic success of the Company.

•
Equitable:  To foster an appropriate "tone at the top" and to ensure equity among all senior executives, the compensation paid to each NEO should be within a reasonable range of that paid to the other NEOs and other senior officers.

•
Risk Averse:   The Company's compensation program must take into account the heavily regulated nature of its business, and the need for high quality care to be provided in its hospitals, and should not incentivize unacceptable risks (including any legal or ethical risks).

•
Simple:  The Company's compensation system should be easy to monitor, implement, understand and describe.

•
Aligned with stockholder interests:  The Company's compensation program should offer an appropriate return on investment for stockholders.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

HOW COMPENSATION DECISIONS ARE MADE

Role of the Compensation Committee

The Compensation Committee is responsible for overseeing the development and administration of the Company's compensation and human resource programs and practices.

The Chair of the Compensation Committee, currently Mr. Evans, has a significant role in determining the compensation recommendations made to the Compensation Committee for its consideration, and works closely with the Company's Executive Vice President and Chief Administrative Officer, Mr. Bumpus, and the independent compensation consultant in formulating such recommendations.

The compensation of individual NEOs is determined by the Compensation Committee based on the following:

•
Review and approval of corporate incentive goals and objectives relevant to compensation;

•
Evaluation of individual performance results in light of these goals and objectives;

•
Evaluation of the competitiveness of each officer's total compensation package; and

•
Approval of any changes to the total compensation package, including base salary and short- and long-term incentive award opportunities.

The Compensation Committee's Charter, which sets out its duties and responsibilities, can be found on the Company's website under the "Investor Relations — Corporate Governance" section at www.lifepointhospitals.com.

Role of the Chief Executive Officer

Mr. Carpenter provides input regarding compensation recommendations relating to the other NEOs to Mr. Bumpus or directly to the Chair of the Compensation Committee, Mr. Evans.

Mr. Carpenter does not play any role with respect to any matter affecting his own compensation. Mr. Shell, the Company's Lead Director, directly and significantly influences compensation decisions made with respect to Mr. Carpenter. Mr. Shell reviews Mr. Carpenter's performance based on his observations and with input from all other independent directors. Mr. Shell then discusses these performance results with Mr. Evans and they jointly provide recommendations regarding Mr. Carpenter's compensation to the Compensation Committee. Mr. Shell also discusses the results of this performance review with Mr. Carpenter.

Role of the Compensation Consultant

The Compensation Committee has retained Mercer as its independent compensation consultant pursuant to a written consulting agreement. The compensation consultant reports directly to the Compensation Committee and the Committee may replace Mercer or hire additional consultants at any time. A representative of the compensation consultant attends meetings of the Compensation Committee, as requested, and communicates with the Compensation Committee Chair between meetings; however, the Compensation Committee makes all decisions regarding the compensation of the Company's executive officers.

During 2011, Mercer performed the following specific services:

•
Provided updates on executive compensation trends and external developments;

•
Provided an annual competitive evaluation of total compensation for the NEOs;

•
Provided information on CEO total compensation to the Compensation Committee at its February meeting, without prior review by the CEO;

•
Reviewed Compensation Committee agendas and supporting materials in advance of each meeting, and raised questions/issues with management and the Compensation Committee Chair, as appropriate; and

•
Reviewed drafts and commented on this Compensation Discussion and Analysis and the related compensation tables for the Proxy Statement.

For more information about the engagement of Mercer and the fees paid by the Company to Mercer and its affiliates, please see the section entitled "Committees of the Board of Directors — Compensation Committee."

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

USE OF COMPETITIVE DATA

The Compensation Committee relies on various sources of compensation information to ascertain the competitive market for the Company's executive officers, including the NEOs. The Compensation Committee uses compensation data compiled from proprietary surveys provided by the compensation consultant, paying particular attention to a group of publicly traded health services companies that are in the general size range of the Company, considering revenue, market capitalization and other appropriate indicators (the "Peer Group").

To assess the competitiveness of the Company's executive compensation program, the compensation consultant analyzes Peer Group proxy compensation data as well as compensation and benefits survey data from a larger group of companies developed by national compensation consulting firms. As part of this process, the compensation consultant measures actual pay levels within each compensation component and in the aggregate. The compensation consultant also reviews the mix of the Company's compensation components with respect to fixed versus variable, short-term versus long-term, and cash versus equity-based pay. This information is then presented to the Compensation Committee for its review and use.

The Compensation Committee uses the compensation practices of the companies in the Peer Group to benchmark the compensation paid to the NEOs. The Compensation Committee generally compares the compensation of each NEO in relation to both the median and the 75th percentile of the Peer Group for similar positions. In addition, the Compensation Committee also takes into account various factors such as the Company's performance within the Peer Group, the unique characteristics of an individual's position, and any succession and retention considerations. When exercising its judgment in this regard, the Compensation Committee considers other factors including the experience, responsibilities and performance of each NEO, the performance of the NEOs as a team and the Company's overall financial performance. The Compensation Committee also takes into account whether each NEO is, in its judgment, fairly compensated and sufficiently incentivized to remain with the Company.

The Compensation Committee recognizes that the NEOs have significant experience relevant to the execution of the Company's strategic initiatives and goals, including that five of the NEOs have substantial operating history with the Company. As a result, when considering the retention risk posed by the compensation decisions made with respect to each NEO, the Compensation Committee takes into account the disruption that could be caused by the unplanned departure of one or more NEOs, including the time required for any successor to fully transition into his or her duties, and the costs required to replace an NEO (or fill the position vacated by his or her internal successor) with an external candidate.

Allocation of Compensation Elements and Tally Sheets

The Compensation Committee considers the forms in which total compensation will be paid to executive officers and seeks to achieve an appropriate balance between base salary, annual cash incentive awards and long-term incentive awards. The Compensation Committee determines the size of each element based primarily on Peer Group data and individual and Company performance. The percentage of compensation that is contingent on achievement of performance criteria typically increases in correlation to an NEO's responsibilities within the Company, with at-risk performance-based incentive compensation making up a greater percentage of total compensation for the most senior executive officers.

The Compensation Committee uses tally sheets to review the compensation of the NEOs, which show the cumulative impact of all elements of compensation. These tally sheets include detailed

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

information and dollar amounts for the last three years for each component of compensation, the value of all equity granted to each NEO, and the value of welfare and retirement benefits and severance payments. Tally sheets provide the Compensation Committee with the relevant information necessary to determine whether the balance between long-term and short-term compensation, as well as fixed and variable compensation, is consistent with the overall compensation philosophy of the Company.

DIRECT COMPENSATION COMPONENTS

Base Salary

Base salary is the fixed component of the total direct compensation of the NEOs and is determined on an annual basis by the Compensation Committee. As discussed above, the Compensation Committee believes that base salary should be targeted within the range of base salaries for comparable executives at companies in the Peer Group, and that it should also take into account other relevant factors such as the NEO's unique roles and responsibilities, his or her performance over a period of years, experience, results and internal equity. Accordingly, the base salary of an NEO may be above or below the median of the applicable range of base salaries paid by the Peer Group.

Decisions for 2011

At its February 2011 meeting, the Compensation Committee approved merit increases to each NEO's base salary, including a larger percentage increase for Mr. Dill in consideration of his promotion to the role of President of the Company and the evaluation of his compensation relative to comparable executives at companies in the Peer Group.

Annual Cash Incentive Award

The Compensation Committee sets a target annual cash incentive award for each NEO determined as a percentage of the NEO's base salary (the "Target Cash Incentive Award"). The Target Cash Incentive Award is earned only if the Company meets or exceeds annual performance targets set by the Compensation Committee at the start of each year (the "Performance Criteria"). The opportunity to earn a Target Cash Incentive Award is intended to incentivize the NEOs, from year to year, to manage the Company in a manner that emphasizes the Company's performance against the Performance Criteria. The NEOs may earn more than the Target Cash Incentive Award if the Performance Criteria are exceeded, or less than the Target Cash Award if the Performance Criteria are partially achieved, subject to minimum threshold achievements.

Decisions for 2011

With respect to specific Performance Criteria for 2011, 75% of the Target Cash Incentive Award of each NEO was based on the Company's actual financial performance against the metrics described in the table below. Additionally, the Quality metrics, which constitute 25% of the Target Cash Incentive Award, consisted of the following components:

•
Core measure scores (10%);

•
Emergency Department satisfaction (5%); and

•
Hospital Consumer Assessment of Healthcare Providers (HCAHPS) (10%).

The targets were met with respect to the core measure scores and Emergency Department satisfaction and bonuses were earned with respect to these components, however, the HCAHPS target was not met and no bonus was earned with respect to this component.

Metric	Weight	Performance Threshold	Performance Target	2011 Results	Weighted Payout
All dollar amounts, except diluted EPS from continuing operations, in thousands.

Annual revenues before provision for doubtful accounts	12.5%	$3,348,750	$3,525,000	$3,544,600	20%

Revenues before provision for doubtful accounts from trailing 12 months of acquisitions (not derived from the Company's audited financial statements)	12.5%	$255,000	$300,000	$119,300	0%

Adjusted EBITDA	25%	$482,400	$536,000	$536,200	25%

Diluted EPS from continuing operations	25%	$2.74	$3.04	$3.22	60%

Quality	25%	—	—	—	15%

Total (as a percentage of the Target Cash Incentive Award)	100%	—	—	—	120%

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Each NEO's Target Cash Incentive Award and actual cash incentive award was a percentage of the NEO's base salary, as set forth in the table below:

Name	Target Cash Incentive Award (as a percentage of Base Salary)	Actual Cash Incentive Award (as a percentage of Base Salary)

William F. Carpenter III	100%	120%

Jeffrey S. Sherman	75	90

David M. Dill	90	108

Paul D. Gilbert	75	90

John P. Bumpus	65	78

Leif M. Murphy	—	—

Please see the "Grant of Plan Based Awards" table in the section titled "Compensation of Executive Officers" for more detail

LONG-TERM EQUITY-BASED INCENTIVES

Long-term equity-based awards are intended to incentivize the NEOs to:

•
Manage the Company in a manner that emphasizes long-term value creation for the Company's stockholders, including share price appreciation;

•
Minimize any reason to seek short-term gains at the expense of long-term growth and value creation;

•
Emphasize ethical and legal compliance throughout the Company and its hospitals; and

•
Remain employed with the Company.

The Compensation Committee awards options and restricted shares to offer competitive compensation arrangements with substantial performance and employee retention components. In administering the Company's equity-based incentive programs, the Compensation Committee regularly evaluates the total cost of such programs.

The size of the Company's overall long-term equity-based awards are set such that, when combined with target cash compensation (i.e., base salary plus target annual cash incentive award), the total direct compensation is competitive with the Peer Group.

Decisions for 2011

Consistent with prior years, the Compensation Committee set the mix of equity awards for 2011 at approximately 60% stock options and 40% restricted stock. These awards consider the fact that, in contrast to several Peer Group companies, the Company offers no supplemental welfare or retirement benefits to the NEOs beyond those available to employees generally, except for the Company's supplemental long-term disability plan.

In 2011, the Compensation Committee changed its approach to granting equity-based compensation. Under the new approach, equity-based grants to NEOs are tied to the specific dollar value of such grants (such that the number of shares of restricted stock and stock option awards granted to NEOs is determined based on the Company's stock price divided by the target dollar value of the grant). Prior to 2011, NEOs were granted a fixed number of shares of restricted stock and stock option awards (which number was not specifically a function of the Common Stock price or the dollar value of such grant). The primary factor in the Compensation Committee adopting this approach was to allow the Company to better monitor its benchmarking of NEO compensation to the Peer Group.

Stock Option Awards

The regularly scheduled meetings of the Compensation Committee at which stock option awards are granted do not typically coincide with earnings releases or other periodic filings of the Company that may have a material effect on the stock price of the Company and are scheduled in advance without regard to those events. The exercise price of an option is set as the closing price of the Common Stock on the most recent trading date before the grant date.

Decisions for 2011

In 2011, the Compensation Committee made its annual grant of stock option awards to the NEOs at its first regularly scheduled meeting. Additionally, the Compensation Committee approved a special one-time grant of 150,000 stock options to Mr. Murphy when he joined the Company in October 2011. All stock option awards granted in 2011 to NEOs vest in three equal

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

installments on the first, second and third anniversary following the date of the grant. The Compensation Committee believes that stock options are inherently performance-based since value is realized only if the price per share of the Common Stock increases.

Restricted Stock Grants

In order to realize value from any of the restricted stock granted, the following conditions must be met:

•
the NEO must remain employed by the Company through the three-year anniversary of the grant date; and

•
the Company must exceed, in any of the three years following the grant, an annual net revenues before provision for doubtful accounts or adjusted EBITDA performance target established by the Compensation Committee at the time the restricted stock is granted.

Decisions for 2011

As with stock option awards, the Compensation Committee granted restricted stock to the NEOs at its first regularly scheduled meeting. The 2011 grant of restricted share awards was conditioned upon achievement by the Company during any one of the fiscal years 2011, 2012 or 2013 of either

•
Revenues before provision for doubtful accounts of $3,525.0 million; or

•
Adjusted EBITDA of $536.0 million.

These financial measures were achieved in 2011. Additionally, the Compensation Committee certified that the restricted stock granted in 2010 had met the performance criteria set at the time they were granted.

BENEFITS

The NEOs are eligible to participate in the Company's health and welfare programs, 401(k) Plan (including discretionary matches), and other employee recognition programs on the same basis as other employees. The Company offers all employees group life, disability, medical, dental and vision insurance and other comparable benefits.

The NEOs and certain other senior executives of the Company are eligible to participate in the Company's deferred compensation plan (the

"Deferred Compensation Plan"). Pursuant to the Deferred Compensation Plan, a participant may defer up to 50% of their annual base compensation and up to 100% of any annual cash incentive award. The Deferred Compensation Plan also provides for a restoration match program, which the Company has not implemented to date, where the Company may match funds in the Deferred Compensation Plan in an amount equal to the gap between IRS limitations and the maximum amount participants can achieve under the Company's 401(k) Plan.

The Company also has a Management Stock Purchase Plan (the "MSPP"), which historically has been available to approximately 330 management level employees of the Company, including the NEOs. Participants may purchase shares of Common Stock for 75% of the average market value of the Common Stock since the last grant date. Common Stock purchased under the MSPP is restricted until the third anniversary of the date of purchase and vests only if the participant is continuously employed by the Company during such period. The Board of Directors recently decided to suspend the right to acquire shares under the MSPP after July 1, 2012. The MSPP will remain suspended until the Board of Directors reinstates the plan or takes other appropriate action.

Additionally, the Company has a supplemental long-term disability plan to accommodate certain employees, including the NEOs, who cannot receive a maximum payout under the existing long-term disability plan because of limitations within the plan.

Decisions for 2011

In February 2012, it was determined that any 2011 matching funds contributed by the Company to the 401(k) Plan would be allocated only to the accounts of non-bonus-eligible employees.

PERQUISITES

The Company does not provide perquisites such as unreimbursed personal use of Company aircraft, cars or car allowances, club memberships, financial planning or tax preparation assistance.

CHANGE IN CONTROL PROTECTIONS

The NEOs are covered by the Company's Change in Control Severance Plan (the "Change in Control

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Plan"). The Change in Control Plan has a "double trigger," providing payments and benefits to the NEOs upon a change in control, only if the employment of the NEOs is subsequently terminated or materially diminished. For more information about the Change in Control Plan, please refer to the section below entitled "COMPENSATION OF EXECUTIVE OFFICERS — Potential Payments upon Termination or Change in Control — Change in Control Arrangements."

OTHER COMPENSATION POLICIES

Stock Ownership Guidelines

The Compensation Committee has established stock ownership guidelines applicable to senior executives (including the NEOs) and non-employee directors. These ownership guidelines provide that the subject persons should own Common Stock equal in value to three times their annual salary (or, in the case of directors, their annual retainer) within five years from the later of June 8, 2011 or the date they become subject to the ownership guidelines.

The following table reflects the minimum stock ownership requirement applicable to each NEO and the value of actual stock owned by each NEO based on the closing price of the Company's Common Stock on December 30, 2011:

Name	Minimum Stock Ownership Requirement	Value of Shares Owned as of 12/31/11
William F. Carpenter III	$2,820,000	$21,982,361

Jeffrey S. Sherman	$1,305,000	$3,480,769

David M. Dill	$1,605,000	$6,278,722

Paul D. Gilbert	$1,395,000	$3,064,466

John P. Bumpus	$975,000	$3,676,178

Leif M. Murphy	$1,350,000	—

The Compensation Committee monitors compliance with these guidelines on an annual basis.

Derivatives Trading and Hedging

Our Insider Trading Policy prohibits the Company's directors and officers and all employees located in the corporate offices from trading in options, warrants, puts and calls or similar instruments on Company securities or selling Company securities

"short." Margin loans and other pledge arrangements involving the Company's stock may be approved only on a case-by-case basis and, to date, no such arrangements have been approved with respect to the NEOs.

Recoupment Policy

Senior executives, including the NEOs, are subject to a Recoupment Policy Relating to Unearned Incentive Compensation of Executive Officers (the "Recoupment Policy"). Generally, the Recoupment Policy provides that if the Board of Directors determines that a senior executive has committed fraud that requires the Company to restate its financial statements, the Board of Directors may take, in its discretion, such action as it deems appropriate with respect to the fraud.

The Board of Directors will, in all cases it determines appropriate, require reimbursement of any incentive compensation paid to an executive subject to the policy. The Board of Directors may also require reimbursement from executives subject to the Recoupment Policy of gains realized upon the exercise of any equity-based awards previously made to such person that vested after the date of adoption of the Recoupment Policy. The Recoupment Policy would allow reimbursement from an executive subject to the policy only if and to the extent that (a) the amount paid to or realized was calculated based upon the achievement of certain financial results that were subsequently reduced due to the restatement, (b) if the Board of Directors determines that such person actually committed a fraud that obligated the Company to restate its financial statements, and (c) the amount of the incentive compensation that would have been paid to, or the amount of the gains realized by, an executive subject to the policy, had the financial results not been restated, would have been lower than the amount actually paid or realized. The Board of Directors will not seek to recover compensation paid or amounts realized more than three years prior to the date that the applicable restatement is first publicly disclosed.

Impact of Tax Treatment

Under Section 162(m) of the Internal Revenue Code, publicly held corporations may not take a tax deduction for compensation in excess of $1.0 million paid to an NEO unless that compensation meets the Internal Revenue Code's

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

definition of "performance-based" compensation. Section 162(m) allows a deduction for compensation to a specified executive that exceeds $1.0 million only if it is paid solely upon attainment of one or more performance goals pursuant to a qualifying performance-based compensation plan adopted by the Compensation Committee, the terms of which are approved by the stockholders before payment of the compensation.

The outstanding restricted stock and annual cash incentive awards used by the Company for executive compensation are granted pursuant to the Company's Executive Performance Incentive Plan (the "EPIP"). The Compensation Committee believes that the awards granted pursuant to the EPIP qualify as performance-based compensation and are not subject to any deductibility limitations under Section 162(m).

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COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers of the Company

The following list identifies the name, age and position(s) of the executive officers and other significant employees of the Company:

Name	Age	Position
William F. Carpenter III	57	Chairman and Chief Executive Officer

Jeffrey S. Sherman	46	Executive Vice President and Chief Financial Officer

David M. Dill	43	President and Chief Operating Officer

Paul D. Gilbert	45	Executive Vice President, Chief Legal Officer, Corporate Governance Officer and Corporate Secretary

John P. Bumpus	51	Executive Vice President and Chief Administrative Officer

Leif M. Murphy	44	Executive Vice President and Chief Development Officer

Michael S. Coggin	42	Senior Vice President and Chief Accounting Officer

Lanny R. Copeland, M.D.	67	Chief Medical Officer

The term of each executive officer runs until his or her successor is appointed by the Board, or until his earlier death, resignation or removal. Below is a biographical summary of the experience of the executive and senior officers of the Company. Information pertaining to Mr. Carpenter, who is both a director and an executive officer of the Company, may be found in the section entitled "Continuing Directors."

Jeffrey S. Sherman has served as Executive Vice President and Chief Financial Officer since joining the Company in April 2009. From September 2005 until he joined the Company, Mr. Sherman served as vice president and treasurer of Tenet Healthcare, where he managed all aspects of corporate finance, including cash flow management and capital structure, and was responsible for risk management. Mr. Sherman worked in various capacities for Tenet and its predecessor company since 1990, including as a hospital chief financial officer and regional vice president.

David M. Dill has served as President of the Company since January 2011 and as Chief Operating Officer of the Company since April 2009. Mr. Dill served as Executive Vice President from February 2008 to January 2011. Mr. Dill joined the Company in July 2007 as Chief Financial Officer and continued to serve in that role until April 2009. From March 2006 until Mr. Dill joined the Company, he served as executive vice president of Fresenius Medical Care North America and as chief executive officer of one of two United States divisions of Fresenius Medical Care Services, a wholly owned subsidiary of Fresenius Medical Care AG & Co. KGaA. Mr. Dill previously served as executive vice president, chief financial officer and treasurer of Renal Care Group, Inc., a publicly traded dialysis services company, from November 2003 until Renal Care Group was acquired by Fresenius Medical Care in March 2006. From 1996 to November 2003, Mr. Dill served in various finance and accounting roles with Renal Care Group, Inc. Mr. Dill served as a member of the board of directors of Psychiatric Solutions, Inc., a behavioral health services company, from 2005 until 2010.

Paul D. Gilbert has served as Executive Vice President, Chief Legal Officer and Corporate Governance Officer of the Company since February 2008 and as Corporate Secretary since December 15, 2010. From February 2009 until October 2011, Mr. Gilbert also served as the Company's Chief Development Officer. From August 2006 until February 2008, Mr. Gilbert served as Senior Vice President, General Counsel, Secretary and Corporate Governance Officer of the Company. Prior to such time, Mr. Gilbert was a partner in the law firm of Waller Lansden Dortch & Davis, LLP from January 1999 to August 2006. While in private practice, Mr. Gilbert advised hospitals and healthcare systems in the acquisition, affiliation, joint venture, sale or merger of acute care hospitals and behavioral or psychiatric hospitals throughout the United States and the Caribbean.

John P. Bumpus has served as Executive Vice President and Chief Administrative Officer of the Company since February 2008. From April 2005 until February 2008, Mr. Bumpus served as Senior Vice President, Human

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COMPENSATION OF EXECUTIVE OFFICERS (CONTINUED)

Resources and Administration of the Company. Prior to joining the Company in April 2005, Mr. Bumpus served as vice president — human resources with Province Healthcare Company.

Leif M. Murphy has served as Executive Vice President and Chief Development Officer since joining the Company in October 2011. From October 2008 to October 2010, Mr. Murphy served as president and chief executive officer of DSI Renal, Inc., a dialysis services company. Mr. Murphy was senior vice president and treasurer at CVS Caremark, Inc., the largest pharmacy healthcare provider in the United States, from April 2006 to October 2008. From 1999 to 2006, Mr. Murphy served in various capacities with Renal Care Group, Inc. and its predecessors. Prior to that time, Mr. Murphy also served as a group vice president, finance and treasurer at HealthSouth Corporation, a post-acute healthcare management company.

Michael S. Coggin has served as Senior Vice President and Chief Accounting Officer of the Company since December 2008. From September 2007 until December 2008, Mr. Coggin served as chief financial officer of Specialty Care Services Group, a multi-service line healthcare provider primarily focused on providing perfusion and auto-transfusion services to hospitals. Mr. Coggin was a senior vice president in the finance, accounting and internal audit groups of Renal Care Group, Inc. from April 2004 until its acquisition by Fresenius Medical Care AG & Co. KGaA in March 2006. Following the acquisition, Mr. Coggin provided finance and accounting oversight for business units within the East Division of Fresenius. Prior to that time, Mr. Coggin was an audit manager at KPMG Peat Marwick in Nashville, Tennessee.

Lanny R. Copeland, M.D. has served as the Company's Chief Medical Officer since August 2007. In this role, Dr. Copeland oversees efforts to enhance physician relations and the quality of care provided at the Company's hospitals. Prior to joining LifePoint, Dr. Copeland served as vice president, medical affairs, for Triad Hospitals Inc., from 2001 to 2007. For the past three years, Dr. Copeland has been named to the list of 50 Most Influential Physician Executives by Modern Healthcare and Modern Physician magazines and in 2011 was appointed to serve on the American Hospital Association's Section for Small or Rural Hospitals. Dr. Copeland's background includes numerous academic appointments and professional memberships. He served terms as chairman and president for the American Academy of Family Physicians. He also served as president of the American Board of Family Medicine and as a professor for the Department of Family and Community Medicine at Mercer University School of Medicine in Macon, Georgia. He practiced medicine for more than 20 years in private practices in Indiana and Georgia.

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COMPENSATION OF EXECUTIVE OFFICERS (CONTINUED)

Summary Compensation Table

The table below sets forth the compensation of the CEO, the CFO, and the three other most highly compensated executive officers who were serving as executive officers on December 31, 2011. In addition, the Company has elected to disclose applicable compensation information relating to Mr. Murphy, the sixth member of the Company's executive leadership team, who joined the Company in October 2011. These individuals are referred to in this Proxy Statement as the "Named Executive Officers" or "NEOs."

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compen- sation(4)	All Other Compen- sation		Total
William F. Carpenter III	2011	$968,500	—	$3,650,191	$1,947,512	$1,162,200	—		$7,728,403
Chairman and	2010	940,000	—	2,986,052	2,637,499	1,588,600	—		8,152,151
Chief Executive Officer	2009	949,231	—	4,320,998	1,532,900	1,137,400	—		7,940,529

Jeffrey S. Sherman	2011	$475,000	—	$1,105,055	$708,186	$427,500	—		$2,715,741
Executive Vice President,	2010	435,000	—	952,162	673,404	551,363	198,245	(5)	2,810,174
Chief Financial Officer	2009	301,154	—	819,000	607,020	296,072	74,921	(5)	2,098,167

David M. Dill	2011	$600,000	—	$1,363,942	$826,217	$648,000	—		$3,438,159
President and	2010	535,000	—	1,200,554	673,404	813,735	—		3,222,693
Chief Operating Officer	2009	553,654	—	665,859	458,946	582,615	—		2,261,074

Paul D. Gilbert	2011	$479,000	—	$717,600	$472,124	$431,100	—		$2,099,824
Executive Vice President,	2010	465,000	—	787,750	561,170	589,388	—		2,403,308
Chief Legal Officer,	2009	476,827	—	535,250	383,225	421,988	—		1,817,290
Corporate Governance Officer and Corporate Secretary

John P. Bumpus	2011	$360,000	—	$617,289	$413,108	$280,800	—		$1,671,197
Executive Vice President,	2010	325,000	—	708,975	505,053	357,013	—		1,896,041
Chief Administrative Officer	2009	335,096	—	481,725	344,211	255,613	—		1,416,645

Leif M. Murphy	2011	$69,315	—	—	$1,731,360	—	—		$1,800,675
Executive Vice President, Chief Development Officer

(1)
Reflects discretionary cash bonuses. No such bonuses were paid in 2009, 2010 or 2011.

(2)
Reflects the grant date fair value for restricted stock awards granted under the Amended and Restated 1998 Long-Term Incentive Plan ("LTIP") and the share purchase date fair value relating to the incremental value of restricted Common Stock received pursuant to the MSPP, in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 718-10, "Compensation-Stock Compensation" ("ASC 718-10"), as follows for 2011:

Name	Restricted Stock Awards Granted under the LTIP	Restricted Common Stock Acquired under the MSPP	Total Stock Awards
Carpenter	$3,588,000	$62,191	$3,650,191

Sherman	1,076,400	28,655	1,105,055

Dill	1,327,560	36,382	1,363,942

Gilbert	717,600	—	717,600

Bumpus	609,960	7,329	617,289

Murphy	—	—	—

The assumptions used in calculating the accrued values are set forth in Note 9 to the Company's financial statements included in the 2011 Annual Report on Form 10-K.

(3)
Reflects the grant date fair value for stock option awards granted under the LTIP in accordance with ASC 718-10. The assumptions used in calculating the values are set forth in Note 9 to the Company's financial statements included in the 2011 Annual Report on Form 10-K.

(4)
Reflects cash awards earned under the EPIP.

(5)
Reflects expenses paid by the Company in connection with Mr. Sherman's relocation.

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COMPENSATION OF EXECUTIVE OFFICERS (CONTINUED)

Grants of Plan-Based Awards

The following table provides information about equity and non-equity incentive plan awards granted to the NEOs in 2011, including: (1) the grant date; (2) possible future payouts under non-equity incentive plan awards and estimated future payouts under equity incentive plan awards; (3) the number of shares underlying all other stock awards; (4) the number of shares underlying all other stock option awards; (5) the exercise price of the stock option awards, which reflects the closing price of the Common Stock on the most recent trading date before the date of grant; and (6) the grant date fair value of each equity award computed under ASC 718-10.

		Possible Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	All Other Option Awards: Number of		Exercise or	Grant Date Fair Value
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Shares of Stock or Units(3)	Securities Underlying Options		Base Price of Option Awards(4)	of Stock and Option Awards(5)
Carpenter	N/A	$48,425	$968,500	$2,421,250	—	—	—	—	—		$—	$—
	01/01/11	—	—	—	—	—	—	2,993	—		—	34,060
	02/22/11	—	—	—	—	100,000	—	—	—		—	3,588,000
	02/22/11	—	—	—	—	—	—	—	165,000		35.88	1,947,512
	07/01/11	—	—	—	—	—	—	2,472	—		—	28,131

Sherman	N/A	$17,813	$356,250	$667,969	—	—	—	—	—		—	—
	01/01/11	—	—	—	—	—	—	1,385	—		—	15,761
	02/22/11	—	—	—	—	30,000	—	—	—		—	1,076,400
	02/22/11	—	—	—	—	—	—	—	60,000		35.88	708,186
	07/01/11	—	—	—	—	—	—	1,133	—		—	12,894

Dill	N/A	$27,000	$540,000	$1,215,000	—	—	—	—	—		—	—
	01/01/11	—	—	—	—	—	—	1,703	—		—	19,380
	02/22/11	—	—	—	—	37,000	—	—	—		—	1,327,560
	02/22/11	—	—	—	—	—	—	—	70,000		35.88	826,217
	07/01/11	—	—	—	—	—	—	1,494	—		—	17,002

Gilbert	N/A	$17,963	$359,250	$673,594	—	—	—	—	—		—	—
	02/22/11	—	—	—	—	20,000	—	—	—		—	717,600
	02/22/11	—	—	—	—	—	—	—	40,000		35.88	472,124

Bumpus	N/A	$11,700	$234,000	$380,250	—	—	—	—	—		—	—
	01/01/11	—	—	—	—	—	—	345	—		—	3,926
	02/22/11	—	—	—	—	17,000	—	—	—		—	609,960
	02/22/11	—	—	—	—	—	—	—	35,000		35.88	413,108
	07/01/11	—	—	—	—	—	—	299	—		—	3,403

Murphy	12/13/11	—	—	—	—	—	—	—	150,000	(6)	36.29	1,731,360

(1)
Reflects cash bonus awards granted under the EPIP where receipt is contingent upon the achievement of certain performance goals. Threshold amount is equal to 5% of target amount. Maximum amount is equal to 250% of target amount for Mr. Carpenter, 225% of target amount for Mr. Dill, 187.5% of target amount for Messrs. Sherman and Gilbert, and 162.5% of target amount for Mr. Bumpus. For more information about the cash bonus awards and performance goals for the NEOs, please refer to the section above entitled "Compensation Discussion and Analysis."

(2)
Reflects restricted stock awards where vesting is contingent upon the achievement of certain performance goals defined pursuant to the EPIP and continued employment with the Company through the third anniversary of the date of grant. For more information about the performance criteria for the NEOs, please refer to the section above entitled "Compensation Discussion and Analysis."

(3)
Reflects restricted stock issued under the MSPP.

(4)
For stock option awards granted under the LTIP, reflects the fair market value of a share of Common Stock, defined in the LTIP as the closing sales price of the Common Stock on the trading day immediately preceding the date of grant.

(5)
Reflects the grant date fair value of stock and option awards granted under the LTIP and MSPP in accordance with ASC 718-10. The assumptions used in calculating the grant date fair values of option awards are set forth in Note 9 to the Company's financial statements included in the 2011 Annual Report on Form 10-K.

(6)
Reflects a one-time special grant awarded in connection with Mr. Murphy's employment as Executive Vice President and Chief Development Officer in October 2011.

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COMPENSATION OF EXECUTIVE OFFICERS (CONTINUED)

Outstanding Equity Awards at Fiscal Year-End

The following tables provide information on the current holdings of option and stock awards for each NEO outstanding as of the end of the 2011 fiscal year. These tables include unexercised and unvested option awards and unvested restricted stock awards with vesting conditions that were not satisfied as of December 31, 2011. Each equity grant is shown separately for each NEO. The vesting schedule for each outstanding award is shown following these tables, based on the option or stock award grant date. For additional information about the option and stock awards, see the description of equity-based incentive compensation in the section above entitled "Compensation Discussion and Analysis."

Option Awards
					Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options
		Number of Securities Underlying Unexercised Options
						Option Exercise Price	Option Expiration Date
	Option Award Grant Date
Name		Exercisable	Unexercisable
Carpenter	02/24/03	50,000	—		—	21.05	02/24/2013
	02/20/04	40,000	—		—	33.17	02/20/2014
	04/22/05	45,000	—		—	42.60	04/22/2015
	02/22/06	45,000	—		—	33.02	02/22/2016
	09/18/06	35,000	—		—	36.22	09/18/2016
	02/28/08	100,000	—		—	25.79	02/28/2018
	02/24/09	133,334	66,666	(1)	—	21.41	02/24/2019
	02/23/10	78,333	156,667	(2)	—	31.51	02/23/2020
	02/23/11	—	165,000	(3)	—	35.88	02/23/2021

Sherman	05/12/09	40,000	20,000	(4)	—	27.30	05/12/2019
	02/23/10	20,000	40,000	(2)	—	31.51	02/23/2020
	02/23/11	—	60,000	(3)	—	35.88	02/23/2021

Dill	05/08/07	90,000	—		—	38.22	05/08/2017
	02/28/08	45,000	—		—	25.79	02/28/2018
	02/24/09	40,000	20,000	(1)	—	21.41	02/24/2019
	02/23/10	20,000	40,000	(2)	—	31.51	02/23/2020
	02/23/11	—	70,000	(3)	—	35.88	02/23/2021

Gilbert	02/24/09	—	16,667	(1)	—	21.41	02/24/2019
	02/23/10	—	33,334	(2)	—	31.51	02/23/2020
	02/23/11	—	40,000	(3)	—	35.88	02/23/2021

Bumpus	04/22/05	10,000	—		—	42.60	04/22/2015
	02/22/06	10,000	—		—	33.02	02/22/2016
	02/24/09	—	15,000	(1)	—	21.41	02/24/2019
	02/23/10	15,000	30,000	(2)	—	31.51	02/23/2020
	02/23/11	—	35,000	(3)	—	35.88	02/23/2021

Murphy	12/13/11	—	150,000	(5)	—	36.29	12/13/2021

(1)
These options became exercisable on February 24, 2012.

(2)
One-half of these options became exercisable on February 23, 2012 and the remainder will become exercisable on February 23, 2013.

(3)
One-third of these options became exercisable on February 23, 2012, and the remaining two-thirds will become exercisable one-half on February 23, 2013 and the remainder on February 23, 2014.

(4)
These options will become exercisable on May 12, 2012.

(5)
One-third of this one-time, special grant of options become exercisable on each of December 13, 2012, December 13, 2013 and December 13, 2014.

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COMPENSATION OF EXECUTIVE OFFICERS (CONTINUED)

Stock Awards
Name	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(13)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Carpenter	01/01/09	2,945	(1)	$109,407	$—	$—
	02/24/09	100,000	(2)	3,715,000	—	—
	02/24/09	100,000	(3)	3,715,000	—	—
	07/01/09	3,741	(4)	138,978	—	—
	01/01/10	3,587	(5)	133,257	—	—
	02/23/10	93,000	(6)	3,454,950	—	—
	07/01/10	2,545	(7)	94,547	—	—
	01/01/11	2,993	(8)	111,190	—	—
	02/23/11	100,000	(9)	3,715,000	—	—
	07/01/11	2,472	(10)	91,835	—	—

Sherman	05/12/09	30,000	(11)	1,114,500	—	—
	02/23/10	30,000	(6)	1,114,500	—	—
	07/01/10	1,177	(7)	43,726	—	—
	01/01/11	1,385	(8)	51,453	—	—
	02/23/11	30,000	(9)	1,114,500	—	—
	07/01/11	1,133	(10)	42,091	—	—

Dill	01/01/09	1,841	(1)	68,393	—	—
	02/24/09	30,000	(2)	1,114,500	—	—
	07/01/09	2,242	(4)	83,290	—	—
	01/01/10	2,041	(5)	75,823	—	—
	02/23/10	30,000	(6)	1,114,500	—	—
	06/07/10	6,500	(12)	241,475	—	—
	07/01/10	1,449	(7)	53,830	—	—
	01/01/11	1,703	(8)	63,266	—	—
	02/23/11	37,000	(9)	1,374,550	—	—
	07/01/11	1,494	(10)	55,502	—	—

Gilbert	02/24/09	25,000	(2)	928,750	—	—
	02/23/10	25,000	(6)	928,750	—	—
	02/23/11	20,000	(9)	743,000	—	—

Bumpus	02/24/09	22,500	(2)	835,875	—	—
	07/01/09	450	(4)	16,718	—	—
	01/01/10	413	(5)	15,343	—	—
	02/23/10	22,500	(6)	835,875	—	—
	07/01/10	294	(7)	10,922	—	—
	01/01/11	345	(8)	12,817	—	—
	02/23/11	17,000	(9)	631,550	—	—
	07/01/11	299	(10)	11,108	—	—

Murphy	—	—		—	—	—

(1)
These shares of restricted stock purchased pursuant to the MSPP became unrestricted on January 1, 2012.

(2)
The restricted stock granted to the executives on February 24, 2009 became unrestricted on February 24, 2012.

(3)
One-half of this one-time, special grant of restricted stock will become unrestricted on February 24, 2013, and one-half will become unrestricted on February 24, 2014.

(4)
These shares of restricted stock purchased pursuant to the MSPP will become unrestricted on July 1, 2012.

(5)
These shares of restricted stock purchased pursuant to the MSPP will become unrestricted on January 1, 2013.

(6)
The restricted stock granted to the executives on February 23, 2010 will become unrestricted on February 23, 2013.

(7)
These shares of restricted stock purchased pursuant to the MSPP will become unrestricted on July 1, 2013.

(8)
These shares of restricted stock purchased pursuant to the MSPP will become unrestricted on January 1, 2014.

(9)
The restricted stock granted to the executives on February 23, 2011 will become unrestricted on February 23, 2014.

(10)
These shares of restricted stock purchased pursuant to the MSPP will become unrestricted on July 1, 2014.

(11)
These shares of restricted stock will become unrestricted on May 12, 2012.

(12)
These shares of restricted stock will become unrestricted on June 7, 2013.

(13)
Reflects the value of restricted stock based on the closing price of the Common Stock as of December 30, 2011.

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COMPENSATION OF EXECUTIVE OFFICERS (CONTINUED)

Option Exercises and Stock Vested at Fiscal Year-End

The following table provides information for each NEO on (1) stock option awards exercised during 2011, including the number of shares acquired upon exercise and the value realized, and (2) the number of shares acquired during 2011 upon the vesting of restricted stock awards and the value realized, each before payment of any applicable withholding tax and brokerage commission.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized On Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Carpenter	40,000	$99,930	52,806	$2,060,146

Sherman	—	—	—	—

Dill	—	—	24,122	941,297

Gilbert	65,000	710,845	17,500	682,150

Bumpus	60,000	1,106,689	15,326	596,683

Murphy	—	—	—	—

Potential Payments upon Termination or Change in Control

The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to NEOs in the event of a termination of employment or a change in control of the Company. The amount of compensation payable to each NEO entitled to benefits if any such event had occurred on December 31, 2011 is listed for each type of event in the tables below.

Mr. Carpenter

Executive Benefits and Payments upon Termination	Retirement	Involuntary Termination Without Cause		Involuntary Termination for Cause	Termination Related to Change in Control		Death or Disability
Cash Payments	$—	$4,261,400	(1)	$—	$5,811,000	(2)	$—

Stock Options (unvested)	—	—		—	2,142,475	(3)	—

Restricted Stock (unvested)	—	—		—	14,769,753	(4)	—

Insurance Benefits	—	31,974	(5)	—	15,987	(6)	—

Excise Tax Gross-up	—	—		—	—	(7)	—

(1)
Reflects a severance payment of Mr. Carpenter's base salary as of December 31, 2011 for 24 months after termination plus an amount equal to two times the last bonus payment made to Mr. Carpenter the prior fiscal year in accordance with the Carpenter Severance Agreement. The severance payment to Mr. Carpenter is payable in several installments.

(2)
Reflects a severance payment of three times the sum of (a) the rate of Mr. Carpenter's normal annual compensation, which rate shall not be less than the highest rate in effect during the six-month period immediately prior to the change in control, plus (b) Mr. Carpenter's target cash bonus amount, in accordance with the Change in Control Plan.

(3)
Reflects the intrinsic value of the outstanding, unvested stock options, which become vested in accordance with the LTIP in the event either (a) a surviving or acquiring entity does not assume such options or substitute similar awards for such options or (b) a surviving or acquiring entity assumes such options or substitutes such options with similar awards but Mr. Carpenter's employment is terminated without cause or for good reason, as set forth in the LTIP.

(4)
Reflects the intrinsic value of the outstanding, unvested restricted shares of Common Stock, which become vested in accordance with the (i) LTIP in the event either (a) a surviving or acquiring entity does not assume such restricted shares or substitute similar awards for such restricted shares or (b) a surviving or acquiring entity assumes such restricted shares or substitutes such restricted shares with similar awards but Mr. Carpenter's employment is terminated without cause or for good reason, as set forth in the LTIP, and (ii) MSPP.

(5)
Reflects the premiums for medical, dental, accidental death and dismemberment and life insurance benefits for a 24-month period in accordance with the Carpenter Severance Agreement.

(6)
Reflects the premiums for medical, dental and life insurance benefits for a 12-month period in accordance with the Change in Control Plan.

(7)
Reflects a payment of all excise taxes imposed under Section 4999 of the Internal Revenue Code and any income and excise taxes that are payable as a result of any reimbursements for Section 4999 excise taxes in accordance with the Carpenter Severance Agreement. This calculation assumes maximum federal and state income and Medicare tax rates and is based on a five-year average of earnings reported on Form W-2 for the tax years 2006 through 2010. The Company does not expect that any such excise taxes will be imposed.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 32

COMPENSATION OF EXECUTIVE OFFICERS (CONTINUED)

Mr. Sherman

Executive Benefits and Payments upon Termination	Retirement	Involuntary Termination without Cause	Involuntary Termination for Cause	Termination Related to Change in Control		Death or Disability
Cash Payments	$—	$—	$—	$2,493,750	(1)	$—

Stock Options (unvested)	—	—	—	498,800	(2)	—

Restricted Stock (unvested)	—	—	—	3,377,817	(3)	—

Insurance Benefits	—	—	—	15,479	(4)	—

Excise Tax Gross-up	—	—	—	1,240,166	(5)	—

Mr. Dill

Executive Benefits and Payments upon Termination	Retirement	Involuntary Termination without Cause	Involuntary Termination for Cause	Termination Related to Change in Control		Death or Disability
Cash Payments	$—	$—	$—	$3,420,000	(1)	$—

Stock Options (unvested)	—	—	—	629,300	(2)	—

Restricted Stock (unvested)	—	—	—	3,945,051	(3)	—

Insurance Benefits	—	—	—	15,614	(4)	—

Excise Tax Gross-up	—	—	—	1,466,646	(5)	—

Mr. Gilbert

Executive Benefits and Payments upon Termination	Retirement	Involuntary Termination without Cause	Involuntary Termination for Cause	Termination Related to Change in Control		Death or Disability
Cash Payments	$—	$—	$—	$2,514,750	(1)	$—

Stock Options (unvested)	—	—	—	501,142	(2)	—

Restricted Stock (unvested)	—	—	—	2,600,500	(3)	—

Insurance Benefits	—	—	—	14,175	(4)	—

Excise Tax Gross-up	—	—	—	993,240	(5)	—

Mr. Bumpus

Executive Benefits and Payments upon Termination	Retirement	Involuntary Termination without Cause	Involuntary Termination for Cause	Termination Related to Change in Control		Death or Disability
Cash Payments	$—	$—	$—	$1,782,000	(1)	$—

Stock Options (unvested)	—	—	—	449,750	(2)	—

Restricted Stock (unvested)	—	—	—	2,320,027	(3)	—

Insurance Benefits	—	—	—	15,314	(4)	—

Excise Tax Gross-up	—	—	—	822,688	(5)	—

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 33

COMPENSATION OF EXECUTIVE OFFICERS (CONTINUED)

Mr. Murphy

Executive Benefits and Payments upon Termination	Retirement	Involuntary Termination without Cause	Involuntary Termination for Cause	Termination Related to Change in Control		Death or Disability
Cash Payments	$—	$—	$—	$1,350,000	(1)(6)	$—

Stock Options (unvested)	—	—	—	129,000	(2)	—

Restricted Stock (unvested)	—	—	—	—		—

Insurance Benefits	—	—	—	15,452	(4)	—

Excise Tax Gross-up	—	—	—	1,246,738	(5)	—

(1)
Reflects a severance payment of three times the sum of (a) the rate of the executive's normal annual compensation, which rate shall not be less than the highest rate in effect during the six-month period immediately prior to the change in control, plus (b) the executive's target cash bonus amount, in accordance with the Change in Control Plan.

(2)
Reflects the intrinsic value of the outstanding, unvested options, which become vested in accordance with the LTIP in the event either (a) a surviving or acquiring entity does not assume such options or substitute similar awards for such options or (b) a surviving or acquiring entity assumes such options or substitutes such options with similar awards but the executive's employment is terminated without cause or for good reason, as set forth in the LTIP.

(3)
Reflects the intrinsic value of the outstanding, unvested restricted shares of Common Stock, which become vested in accordance with the (i) LTIP in the event either (a) a surviving or acquiring entity does not assume such restricted shares or substitute similar awards for such restricted shares or (b) a surviving or acquiring entity assumes such restricted shares or substitutes such restricted shares with similar awards but the executive's employment is terminated without cause or for good reason, as set forth in the LTIP, and (ii) MSPP.

(4)
Reflects the premiums for medical, dental and life insurance benefits for a 12-month period in accordance with the Change in Control Plan.

(5)
Reflects a payment of all excise taxes imposed under Section 4999 of the Internal Revenue Code and any income and excise taxes that are payable as a result of any reimbursements for Section 4999 excise taxes in accordance with the Change in Control Plan. This calculation assumes maximum federal and state income and Medicare tax rates and is based on a five-year average of earnings reported on Form W-2 for the tax years 2006 through 2010. The Company does not expect that any such excise taxes will be imposed.

(6)
Because Mr. Murphy's employment began in the fourth quarter of 2011, he was not eligible for a bonus or other cash incentive award in 2011.

Executive Severance and Restrictive Covenant Agreement with Mr. Carpenter

On December 11, 2008, HSCGP, LLC, a wholly-owned subsidiary of the Company and formerly known as LifePoint CSGP, LLC ("HSCGP"), entered into an Amended and Restated Executive Severance and Restrictive Covenant Agreement (the "Carpenter Severance Agreement") with Mr. Carpenter. In the event that Mr. Carpenter is terminated by HSCGP (other than pursuant to a change in control as discussed below), the Carpenter Severance Agreement specifies the respective rights and obligations of HSCGP and Mr. Carpenter. The Carpenter Severance Agreement amended and restated the prior Executive Severance and Restrictive Covenant Agreement with Mr. Carpenter dated December 11, 2006 by adding provisions to comply with Section 409A of the Internal Revenue Code.

Pursuant to the Carpenter Severance Agreement, Mr. Carpenter continues to be employed at will and receives compensation in an amount determined by the Board of Directors or a committee thereof. The Carpenter Severance Agreement includes provisions that prohibit Mr. Carpenter from competing with or soliciting employees or consultants of the Company and its affiliates during his employment period and for a period of 24 months thereafter or disclosing confidential information of the Company and its affiliates. The Carpenter Severance Agreement imposes certain obligations on the Company upon the termination of Mr. Carpenter's employment, including, if he is involuntarily terminated, except for "cause" or in certain circumstances, the continuation of certain benefits for a period of 24 months and the payment of severance (in addition to his salary and any earned but unpaid bonus through the date of termination). Any such severance received by Mr. Carpenter would be conditioned upon Mr. Carpenter's release of all claims against the Company and be paid in an amount equal to his then current base salary for a period of 24 months following the date of termination of his employment plus an amount

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COMPENSATION OF EXECUTIVE OFFICERS (CONTINUED)

equal to two times Mr. Carpenter's bonus earned for the prior fiscal year, which bonus amount would be paid in equal amounts, ratably, over the 24-month period following the date of termination of his employment. The commencement of the severance payments may be delayed for a period of six months if such delay is required for compliance with Section 409A of the Internal Revenue Code.

"Cause" is defined as (a) a material breach of the terms of the agreement or repeated failure to perform his duties in a manner reasonably consistent with the criteria established or directions given by the Board of Directors, (b) any action constituting fraud, self-dealing, embezzlement, or dishonesty, or (c) conviction of a crime involving moral turpitude or any felony. In the event of a breach by Mr. Carpenter of any of the restrictive covenants contained in the Carpenter Severance Agreement, Mr. Carpenter would forfeit additional severance payments from the date of the breach. The Carpenter Severance Agreement does not alter the payments and benefits due to Mr. Carpenter in the event of his termination following a change in control of the Company, which are governed by the Change in Control Plan.

Other than pursuant to the EPIP, LTIP, MSPP and other similar compensation (or deferral) plans, no other NEO is party to any severance, employment, confidentiality, non-compete or non-solicitation agreement with the Company.

Retirement and Termination Arrangements

The Company maintains certain compensatory arrangements that are intended to provide payments to the NEOs upon their resignation or retirement. These include the Retirement Plan, which is a defined contribution retirement plan that is intended to be qualified under Section 401(a) of the Internal Revenue Code. Eligible employees may elect to contribute a portion of their compensation to the Retirement Plan, and the Company may in its discretion provide certain matching and other contributions. The retirement benefit is based solely on the contributions to each employee's account and the investment of those contributions in the Retirement Plan.

Under the EPIP, upon the retirement of a participant in the EPIP during a period when performance goals of an award are achieved, the award may be paid in full or may be prorated based on the number of full months that lapsed in the performance period as of the date of the retirement, at the sole and absolute discretion of the Compensation Committee. Upon the death or disability of a participant in the EPIP, if the Company achieves the performance goals specified in an award, the participant in the EPIP, or such participant's estate, will be eligible to receive payments under the award. Such award may be paid in full or may be prorated based on the number of full months that have elapsed in the performance period as of the date of the death or disability, at the sole and absolute discretion of the Compensation Committee. If, however, the Company fails to achieve the performance goals, the Compensation Committee may also in its discretion pay all or a portion of the award.

Under the MSPP, if an NEO's employment is terminated either for "cause" by the Company or for any reason by the executive, the executive forfeits all rights with respect to any restricted shares of Common Stock purchased under the MSPP, which are automatically cancelled, and has only an unfunded right to receive a cash payment equal to the lesser of (1) the fair market value of such shares on the executive's last day of employment or (2) the aggregate base salary foregone by the executive as a condition of receiving such shares. If an NEO's employment is terminated without "cause," the executive will receive the lesser of such cash payments, with the Compensation Committee to have the sole discretion as to which of such amounts shall be payable. Under the MSPP, upon retirement of an NEO, the Compensation Committee shall determine, in its discretion, whether all outstanding restrictions with respect to shares of Common Stock purchased under the MSPP shall expire or whether the executive shall instead be treated as though the executive's employment had been terminated by the Company without "cause."

For information about the arrangements with Mr. Carpenter under the Carpenter Severance Agreement, please refer to the section above entitled "Executive Severance and Restrictive Covenant Agreement with Mr. Carpenter."

Change in Control Arrangements

The Company maintains the Change in Control Plan for certain corporate employees, including the NEOs. The Change in Control Plan provides

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 35

COMPENSATION OF EXECUTIVE OFFICERS (CONTINUED)

benefits to those eligible corporate employees of the Company who (i) are terminated within 18 months of a change in control for any reason other than "cause" (as defined in the Change in Control Plan), (ii) are not offered a position by the Company or a successor entity that is substantially equivalent to the one held with the Company immediately prior to the change in control, or (iii) voluntarily terminates employment within 18 months following a change in control because employment by the successor entity is modified so that the position is no longer "substantially equivalent" (as defined in the Change in Control Plan) to the position immediately held prior to the change in control. Under these circumstances, an affected NEO is entitled to receive a lump sum severance payment of three times the sum of the executive's normal annual compensation, which rate shall not be less than the highest rate in effect during the six-month period immediately prior to the change in control, plus the target cash bonus amount that the executive would be eligible to receive in the year in which the change in control occurs, assuming all performance conditions were achieved. The Company will also provide each NEO, at no greater cost than prior to the change in control, with participation in medical, life, disability and similar benefit plans that were offered to similarly situated employees of the Company immediately prior to the change in control. If these benefits are provided pursuant to continuation rights pursuant to Part 6 of Title I of the Employee Retirement Income Security Act of 1974, the Company will waive all premiums that would otherwise be due by the executive at the time of severance for 12 months. In addition, each participant is indemnified against excise taxes that are imposed on change in control payments under Section 4999 of the Internal Revenue Code. Benefits under this plan are offset by any other payments that the participant is entitled to receive under any other agreement, plan or arrangement upon a change in control of the Company.

The LTIP provides for full vesting of outstanding awards granted to employees, including the NEOs, following a change in control to the extent the rights under such awards have not been previously forfeited. Full vesting will only occur if (1) the successor entity does not assume the awards or provide similar awards to replace the awards issued under the LTIP, or (2) employment is terminated within 18 months after the change in control by the successor entity without cause or by the employee because the position offered by the successor is not substantially equivalent to the one held with the Company immediately prior to the change in control.

Under the EPIP, if a change in control occurs during a period when performance goals of an award are not achieved, the Compensation Committee, in its discretion, may authorize payment to a participant in the EPIP of the target bonus amount, or a portion of such amount, that would be payable under an award. The payment of the awards will be made, at the discretion of the Compensation Committee, after the end of the performance period or the change in control.

Under the MSPP, upon a change in control, restricted shares of Common Stock purchased under the MSPP become unrestricted.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 36

COMPENSATION OF DIRECTORS

COMPENSATION OF DIRECTORS

Certain information concerning the compensation of directors for 2011 is set forth in the table below.

Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Gregory T. Bier	$137,500	$135,028	$—	$—	$—	$272,528

Richard H. Evans	132,500	135,028	—	—	—	267,528

DeWitt Ezell, Jr.	117,500	135,028	—	—	—	252,528

Michael P. Haley	117,500	135,028	—	—	—	252,528

Marguerite W. Kondracke	117,500	135,028	—	—	—	252,528

John E. Maupin, Jr.	127,500	135,028	—	—	—	262,528

Owen G. Shell, Jr.	242,500	135,028	—	—	—	377,528

(1)
Mr. Carpenter, the Company's Chairman and CEO, does not receive compensation for serving as a member of the Board of Directors.

(2)
Includes deferred stock units granted under the Amended and Restated Outside Directors Stock and Incentive Compensation Plan (the "Directors Plan") of $31,250 for Mr. Shell. Under the Directors Plan, non-employee directors may elect to defer payment of all or any part of their directors' fees. For each term of the Board of Directors (beginning on the date of an annual meeting of stockholders and ending on the date immediately preceding the next annual meeting of stockholders), a non-employee director may elect to receive, in lieu of all or any portion (in multiples of 25%) of his or her annual retainer payable for such term, a deferred stock unit award pursuant to the Directors Plan. Such an election applies to the number of deferred stock units determined by dividing (a) the additional annual retainer amount that would have been payable to the non-employee director in cash in the absence of his or her election, by (b) the fair market value of a share of Common Stock on the date of grant.

(3)
Reflects the grant date fair value for restricted stock awards granted under the Directors Plan, in accordance with ASC 718-10. The assumptions used in calculating the accrued values are set forth in Note 9 to the Company's financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

On June 8, 2011, all incumbent directors received an annual grant of 3,449 shares of restricted stock.

The grant date fair value of these restricted stock awards, computed in accordance with ASC 718-10 and based on the Common Stock closing price of $39.15 on June 7, 2011, was:

Name	Shares of Restricted Stock	Grant Date Fair Value
Bier	3,449	$135,028

Evans	3,449	135,028

Ezell	3,449	135,028

Haley	3,449	135,028

Kondracke	3,449	135,028

Maupin	3,449	135,028

Shell	3,449	135,028

Following the annual meeting each year, the Board of Directors, upon recommendation of the Compensation Committee, determines the compensation payable to non-employee members of the Board of Directors through the date immediately preceding the next annual meeting of stockholders. The compensation consultant provided the Compensation Committee with information on peer comparisons for director compensation, including a methodology overview, total board compensation, board-only compensation and equity grants, committee service compensation and initial equity grants. The compensation consultant also reported on current trends in director compensation, recent changes adopted at peer group companies and the assumptions used by the compensation consultant in determining the annual retainer amount.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 37

COMPENSATION OF DIRECTORS (CONTINUED)

On June 8, 2011, the Board of Directors, upon recommendation of the Compensation Committee, approved an annual cash retainer of $125,000 payable to non-employee directors and an additional annual cash retainer of $125,000 payable to the Lead Director of the Board of Directors through the date immediately preceding the Annual Meeting. An additional cash retainer of (i) $20,000 per year is payable to the Chair of the Audit and Compliance Committee, (ii) $15,000 per year is payable to the Chair of the Compensation Committee and (iii) $10,000 per year is payable to the Chair of the Corporate Governance and Nominating Committee. No meeting fees are paid. Each of the foregoing annual fees is paid in four quarterly installments. Directors are also reimbursed for expenses incurred relating to attendance at Board and committee meetings.

Also on June 8, 2011, pursuant to the Directors Plan, the Board of Directors, upon recommendation of the Compensation Committee, approved the grant of approximately $135,000 of restricted stock awards to each of the members of the Board of Directors who are not employees of the Company or any of its subsidiaries. The terms of the grant provided that these awards would become fully vested and no longer subject to forfeiture upon the earliest of any of the following conditions to occur: (1) six months and one day following the date of grant; (2) the death or disability of the non-employee director; or (3) a "change in control" (as defined in the Directors Plan) of the Company. The awards became fully vested on December 9, 2011. The non-employee director's receipt of shares of Common Stock pursuant to the restricted stock award is deferred until the first business day following the earliest to occur of (A) the third anniversary of the date of grant, or (B) the date the non-employee director ceases to be a member of the Board of Directors.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 38

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The tables below set forth certain information as of December 31, 2011 (unless otherwise indicated) regarding beneficial ownership of Common Stock by (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (2) each director, nominee for director and NEO of the Company who owns Common Stock and (3) all directors and executive officers as a group. As of December 31, 2011, there were 48,307,213 shares of Common Stock outstanding. Except as otherwise indicated, the beneficial owners listed below have sole voting and investment power with respect to all shares owned by them, except to the extent such power is shared by a spouse under applicable law.

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Letko, Brosseau & Associates Inc. 1800 McGill College Avenue, Suite 2510 Montreal, Quebec H3A 3J6 Canada	3,863,765	(1)	8.02%

Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	3,743,106	(2)	7.77

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	2,566,848	(3)	5.33

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	2,482,867	(4)	5.16

(1)
As reported in the Schedule 13G filed on February 7, 2012 with the SEC.

(2)
As reported in the Schedule 13G/A filed on February 14, 2012 with the SEC, the beneficial owner claims to have sole voting power with respect to 3,686,530 shares of Common Stock and sole dispositive power with respect to 3,743,106 shares of Common Stock.

(3)
As reported in the Schedule 13G filed on February 9, 2012 with the SEC.

(4)
As reported in the Schedule 13G filed on February 9, 2012 with the SEC.

Security Ownership of Management and Directors

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
William F. Carpenter III	1,319,770	(2)(3)	2.69%

Jeffrey S. Sherman	193,695	(2)(4)	*

David M. Dill	428,803	(2)(5)	*

Paul D. Gilbert	117,127	(2)	*

John P. Bumpus	176,649	(2)	*

Leif M. Murphy	—		—

Gregory T. Bier	20,540	(6)	*

Richard H. Evans	32,920	(6)	*

DeWitt Ezell, Jr.	52,012	(6)	*

Michael P. Haley	33,923	(6)	*

Marguerite W. Kondracke	20,072	(6)	*

John E. Maupin, Jr.	34,840	(6)	*

Owen G. Shell, Jr.	43,173	(6)(7)	*

Directors and executive officers as a group (14 persons)	2,512,187		5.07%

*
Less than one percent.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 39

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (CONTINUED)

(1)
In computing the number of shares beneficially owned by an individual and the percentage ownership of that individual, shares of Common Stock underlying options held by that individual that are currently exercisable, or will become exercisable within 60 days from December 31, 2011, are deemed outstanding. The total number of shares of Common Stock underlying options, pursuant to which such individuals have rights to acquire beneficial ownership of Common Stock within 60 days from December 31, 2011, is as follows:

Name	Shares Underlying Options
Carpenter	726,666

Sherman	100,000

Dill	258,333

Gilbert	46,667

Bumpus	76,666

Murphy	—

Evans	9,000

Ezell	9,000

Maupin	9,000

(2)
The ownership given for each individual includes shares of Common Stock indirectly owned through the Company's 401(K) Plan as set forth in the table below.

Name	Shares Owned Through Retirement Plan
Carpenter	1,629

Dill	611

Gilbert	460

Bumpus	851

The ownership for each individual also includes restricted stock awards granted on February 24, 2009 under the LTIP as set forth in the table below. Generally, these shares of restricted stock became unrestricted on February 24, 2012.

Name	Shares of Restricted Stock
Carpenter	100,000

Dill	30,000

Gilbert	25,000

Bumpus	22,500

The ownership for each individual also includes restricted stock awards granted on February 23, 2010 under the LTIP as set forth in the table below. Generally, these shares of restricted stock will become unrestricted on February 23, 2013.

Name	Shares of Restricted Stock
Carpenter	93,000

Sherman	30,000

Dill	30,000

Gilbert	25,000

Bumpus	22,500

The ownership for each individual also includes restricted stock awards granted on February 23, 2011 under the LTIP as set forth in the table below. Generally, these shares of restricted stock became unrestricted on February 23, 2014.

Name	Shares of Restricted Stock
Carpenter	100,000

Sherman	30,000

Dill	37,000

Gilbert	20,000

Bumpus	17,000

(3)
The ownership for Mr. Carpenter includes a one-time grant of 100,000 shares of restricted stock on February 24, 2009. One-half of these shares of restricted stock will become unrestricted on February 24, 2013, and one-half will become unrestricted on February 24, 2014.

(4)
The ownership for Mr. Sherman includes 30,000 shares of restricted stock granted on May 12, 2009 under the LTIP, which will become unrestricted on May 12, 2012.

(5)
The ownership for Mr. Dill includes 6,500 shares of restricted stock granted on June 7, 2010 under the LTIP which will become unrestricted on June 7, 2013.

(6)
The ownership for each individual includes 4,966 shares of restricted stock granted on May 13, 2009 under the Directors Plan. These shares became unrestricted on November 14, 2009 with a deferred settlement date on May 13, 2012.

The ownership for each individual includes 3,925 shares of restricted stock granted on June 7, 2010 under the Directors Plan. These shares became unrestricted on December 8, 2010 with a deferred settlement date on June 7, 2013.

The ownership for each individual includes 3,449 shares of restricted stock granted on June 7, 2011 under the Directors Plan. These shares became unrestricted on December 8, 2011 with a deferred settlement date on June 7, 2014.

Further, the ownership for each individual includes deferred stock units, granted under the Directors Plan, payable in shares of Common Stock as follows:

Name	Deferred Stock Units
Evans	1,080

Maupin	3,884

Shell	6,099

(7)
The ownership for Mr. Shell includes 10,500 shares that have been pledged to Bank of America in connection with a transaction unrelated to the Company.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 40

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Compliance Committee has selected Ernst & Young LLP as the Company's independent registered public accounting firm for 2012. Ernst & Young LLP has audited the Company's financial statements since 1999 and is considered by management to be well qualified.

We are asking stockholders to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm. Ratification is not required by the Company's By-Laws or otherwise; however, the Board of Directors is submitting the selection of Ernst & Young LLP to stockholders for ratification as a matter of good corporate practice. If the selection of Ernst & Young LLP is not ratified by the stockholders, the selection of an independent registered public accounting firm will be determined by the Audit and Compliance Committee after careful consideration of any information submitted by the stockholders.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make any statement they consider appropriate and to respond to any appropriate stockholders' questions at that time.

 FEES AND SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following is a summary of services rendered by Ernst & Young LLP during the last two fiscal years.

Fees (In Millions)

Service	2010	2011
Audit Fees	$1,496,462	$1,421,849

Audit-Related Fees	39,084	27,456

Tax Fees	89,412	212,015

All Other Fees	—	50,000

Total	1,624,958	1,711,320

Audit Fees — These fees were primarily for professional services rendered in connection with the audit of the Company's consolidated annual financial statements, audit of internal control over financial reporting (pursuant to §404 of Sarbanes-Oxley) and reviews of the interim condensed consolidated financial statements included in the Company's quarterly reports on Form 10-Q for the first three fiscal quarters of the fiscal years ended December 31, 2010 and 2011. The fees also include separate opinion audits of certain subsidiaries, as well as comfort letters and consents related to SEC filings.

Audit-Related Fees — These fees were primarily for services rendered for matters such as consultation on accounting and reporting standards.

Tax Fees — These fees were for services rendered for assistance with tax compliance regarding tax filings and also for other tax advice and consulting services.

All Other Fees — These fees were for consulting services rendered relating to a readiness assessment to determine whether the Company's electronic health records systems, processes and workflows are in place to meet the meaningful use criteria adopted by the Secretary of Health and Human Services.

The Audit and Compliance Committee considered and determined that the provision of non-audit services by Ernst & Young LLP during 2010 and 2011 was compatible with maintaining auditor independence. None of these services is of a type that is prohibited under the independent registered public accounting firm independence standards of the SEC.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit and Compliance Committee has implemented procedures to ensure the pre-approval of all audit, audit-related, tax and other services performed by the Company's independent registered public accounting firm. These procedures require that the Audit and Compliance Committee approve all services prior to the commencement of work. Unless the specific service has been pre-approved with respect to that year, the Audit and Compliance Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit and Compliance Committee has delegated to Mr. Bier, the Chair of the Audit and Compliance Committee, pre-approval authority with respect to audit or permitted non-audit services (in an amount not to exceed $50,000 in each instance) to be provided by Ernst & Young LLP, subject to ratification of such pre-approval by the Audit and Compliance Committee at its next scheduled meeting. On a quarterly basis, the Audit and Compliance Committee reviews a summary listing of all service fees, along with a reasonably detailed description of the nature of the engagement of Ernst & Young LLP. The Audit and Compliance Committee pre-approved in accordance with SEC rules all audit, audit-related, tax and other services performed by Ernst & Young LLP during 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 41

AUDIT AND COMPLIANCE COMMITTEE REPORT

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee consists entirely of independent directors in accordance with the NASDAQ and SEC audit committee structure and membership requirements. The Audit and Compliance Committee has certain duties and powers as described in its written Charter adopted by the Board. A copy of this Charter is available under the "Investor Relations — Corporate Governance" section of the Company's website, www.lifepointhospitals.com.

In performing its functions, the Audit and Compliance Committee acts primarily in an oversight capacity. The Audit and Compliance Committee relies on the work and assurances of the Company's management, which has the primary responsibility for preparing financial statements and reports and implementing internal control over financial reporting, and the work and assurances of the Company's independent registered public accounting firm, which reviews quarterly and audits annually the Company's financial statements. In addition, the Audit and Compliance Committee relies on the Company's independent registered public accounting firm to express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles and to attest management's assessment of the effectiveness of internal control over financial reporting.

The Audit and Compliance Committee selected Ernst & Young LLP as the Company's independent registered public accounting firm for 2011. This selection was subsequently approved by the Board of Directors and was ratified by the Company's stockholders at the annual meeting of stockholders held on June 7, 2011.

The Audit and Compliance Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with the Company's management and Ernst & Young LLP. The Audit and Compliance Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 114 ("SAS 114" or "AU 380"), as modified or supplemented, "Communication with Audit Committees."

The Audit and Compliance Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit and Compliance Committee concerning independence, and has discussed with the auditor the auditor's independence.

In reliance on these reviews and discussions, and the report of Ernst & Young LLP, the Audit and Compliance Committee recommended to the Board of Directors, and the Board of Directors determined, that the audited financial statements be included for filing with the SEC in the 2011 Annual Report on Form 10-K.

AUDIT AND COMPLIANCE COMMITTEE

Gregory T. Bier, Chair
Richard H. Evans
DeWitt Ezell, Jr.
Michael P. Haley
Marguerite W. Kondracke
John E. Maupin, Jr.
Owen G. Shell, Jr.

Dated: April 18, 2012

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 42

PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Company's stockholders to vote to approve, on an advisory basis, the compensation of the NEOs as described in the "Compensation Discussion and Analysis" section and the executive compensation tables contained in this Proxy Statement. Because your vote is advisory, it will not be binding on the Board of Directors or the Compensation Committee; however, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. After considering the stockholders advisory vote in 2011 regarding the frequency of conducting an advisory vote to approve the compensation of the Company's NEOs, the Company determined that it will hold an advisory vote to approve NEO compensation every year until the next vote on frequency, which will be no later than the Company's annual meeting of stockholders in 2017.

The Company's compensation of its NEOs plays a material role in its ability to attract and retain a highly experienced team of executives. The Compensation Committee believes that the NEO compensation program is structured in the best manner possible to support the Company and its business objectives. As described in detail in the "Compensation Discussion and Analysis" section beginning on page 14 of this Proxy Statement, the key features of the Company's NEO compensation program include:

•
Pay-for-performance:  Over 75% of the targeted total direct compensation for the NEOs is at risk based on the Company's performance and the performance of the Company's stock price.

•
Performance-based equity:  All of the NEOs' long-term equity awards are performance-based, through the granting of stock options and restricted stock awards, and typically are subject to time-vesting. Additionally, restricted stock awards typically require the Company to achieve certain financial goals before vesting.

•
Strategic alignment:  The Company's non-equity incentive plan focuses on financial measures, such as growth in revenue, acquisition revenue, EBITDA, and EPS, and on patient satisfaction and quality care, consistent with its business strategy.

•
Stockholder-friendly policies:  The Company has adopted stock ownership guidelines for the NEOs and a recoupment policy that provides for reimbursement of incentive compensation paid based on a financial restatement because of fraud. Additionally, the Company does not use perquisites, such as unreimbursed personal use of Company aircraft, cars or car allowances, club memberships, financial planning or tax preparation assistance.

The Company is asking its stockholders to indicate their support for the compensation of the NEOs disclosed in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives stockholders the opportunity to express their views on NEO compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company is asking its stockholders to vote "FOR" the following resolution:

  RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2012 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
THE RESOLUTION TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE
COMPANY'S NAMED EXECUTIVE OFFICERS.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 43

PROPOSAL 4: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN

PROPOSAL 4: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN

The Board of Directors adopted, subject to approval of the Company's stockholders, an amendment (the "LTIP Amendment") to the Company's Amended and Restated 1998 Long-Term Incentive Plan, or the LTIP. If approved, the LTIP Amendment will increase by 520,000 shares the number of authorized shares of Common Stock that are available for issuance in accordance with the LTIP and increase the sublimit that applies to performance awards, restricted stock units, restricted stock awards and dividend equivalent awards by 520,000 shares (subject to a maximum of 700,000 shares in the aggregate that may be issued to any individual in a calendar year pursuant to such awards). The full text of the LTIP Amendment is attached as Appendix A, and the full text of the LTIP in effect on the date hereof is attached as Appendix B. The following description of the LTIP is qualified in its entirety by the text of the LTIP and the LTIP Amendment.

Required Vote

The LTIP Amendment will become effective upon the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the LTIP Amendment.

Explanation of Amendment

The LTIP Amendment provides for an increase in the number of shares of Common Stock available for issuance under the LTIP from 18,055,000 to 18,575,000 shares. The LTIP includes a sublimit on so-called "full-value" awards, which includes performance awards, restricted stock units, restricted stock awards and dividend equivalent awards. The LTIP Amendment provides for this sublimit to be increased from 3,780,000 to 4,300,000 shares (subject to an aggregate limit of 700,000 shares of Common Stock that can be granted under such full-value awards to any individual during a calendar year).

Approximately 1,520,703 shares of Common Stock remain available for grant under the LTIP as of April 13, 2012. Of this number, approximately 191,429 shares of Common Stock remain under the sublimit for full-value awards. Based on

Company estimates, these shares will be exhausted prior to the 2013 annual meeting of stockholders. The purpose of the LTIP Amendment is to increase the shares of Common Stock available under the LTIP, and full-value awards available under the sublimit, so that the Company can effectively use the LTIP going forward.

Granting Practice

In order to address potential stockholder concerns regarding the number of options, restricted stock or other stock awards we intend to grant in a given year, the Company commits that, with respect to the number of shares subject to awards granted under the LTIP, the MSPP and the Directors Plan, in the aggregate, over the next three fiscal years (2012-2014), it will maintain an average annual burn rate (awards granted divided by shares outstanding) over that period that does not exceed 4.69% of weighted shares of Common Stock outstanding. For purposes of calculating the number of shares granted in a particular year, all awards will first be converted into option-share equivalents. In this case, each share that is subject to awards other than options will count as equivalent to 2.5 option shares.

The Board of Directors recently decided to suspend the right to acquire shares under the MSPP after July 1, 2012. The MSPP will remain suspended until the Board of Directors reinstates it or takes other appropriate action. As of April 13, 2012, approximately 24,422 shares were available for grant and approximately 145,244 shares were unvested and outstanding under the MSPP.

General Description of LTIP

Summary. The LTIP is administered by the Compensation Committee of the Board of Directors. As of April 13, 2012, options to purchase 4,367,810 shares of Common Stock were outstanding under the LTIP with a weighted-average exercise price of $33.45 and a weighted-average remaining term of 7.3 years. Also as of April 13, 2012, 1,295,747 shares of unvested restricted stock will be outstanding under the LTIP. A total of 1,520,703 shares remained available for grant, of which 191,429 may be granted as restricted shares, performance shares or other full-value awards. The closing price of a share of Common Stock on NASDAQ on April 13, 2012 was $38.45.

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PROPOSAL 4: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN (CONTINUED)

Types of Awards. Under the LTIP as currently in effect, the Compensation Committee may grant a variety of equity-based awards, including dividend equivalents, options to purchase Common Stock, performance shares, performance units, restricted stock, restricted stock units and stock appreciation rights ("SARs") (collectively, "Awards"). Dividend equivalents are cash payments that may be granted alone or in conjunction with other awards to mirror any dividends that may be paid on Common Stock. Options entitle the holder to purchase Common Stock at a specified exercise price and after the performance of certain periods of service, and may be issued in the form of "incentive stock options," as defined in Section 422 of the Internal Revenue Code, or options that are not so qualified. Performance shares are awards of Common Stock transferred to the recipient upon the achievement of performance goals within a specified performance period. Performance units are long-term cash based awards that are conditioned on the achievement of specified performance goals and may be tied to performance of Common Stock. Restricted stock awards are awards of Common Stock subject to forfeiture and limitations on transfer. Restricted stock units entitle the recipient to receive Common Stock upon the achievement of specified performance goals or upon the lapse of time. SARs entitle the recipient to receive an amount based on the appreciation of the value of Common Stock. The exercise price with respect to an option, or the base price with respect to an SAR, cannot be lowered, and neither an option nor SAR can be replaced (including replacement with cash) or regranted through cancellation without stockholder approval. The Compensation Committee has previously awarded nonqualified options, performance shares, and restricted stock under the LTIP.

Certain objective business criteria may be included in Awards that are made subject to performance conditions, other than the lapse of time. Such business criteria may include (i) return on equity, capital, sale or assets, (ii) revenues, (iii) income (net, pre-tax, and/or operating), (iv) cash flow, (v) earnings per share and (vi) debt reduction. Awards that are so conditioned are intended to satisfy the requirements under Section 162(m) of the Internal Revenue Code so that amounts paid qualify as "performance based compensation" and are fully deductible by the Company.

There is a separate limit to the number of Awards of restricted stock, restricted stock units, performance shares and dividend equivalent awards that may be granted. These so-called "full-value" awards involve the grant of shares without a corresponding payment by the participant. In addition to the overall share limit under the LTIP, no more than 4,300,000 shares in the aggregate may be subject to such full-value awards.

Terms and Restrictions. The number of shares of Common Stock subject to an Award, the identity of the grantee, the nature of the Award, the vesting schedule and the exercise price, if any, are determined by the Compensation Committee in its sole discretion and in accordance with the LTIP. However, the exercise price of options granted under the LTIP shall not be less than the fair market value of Common Stock on the last trading date prior to the date of grant and the maximum term shall not exceed ten years from the date of grant. In addition, incentive stock options granted under the LTIP to any 10% stockholder are subject to additional limitations. Full-value awards granted to any person under the LTIP cannot relate to more than 700,000 shares of Common Stock in any calendar year.

Unless otherwise stated in an Award agreement, a recipient will at the time an Award is granted have all rights of a stockholder with respect to any shares of Common Stock related to performance shares or restricted stock. Such rights include the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, provided, however, that such rights are forfeited with respect to any performance shares that do not vest. A recipient of an option or an SAR does not have stockholder rights until shares of Common Stock are transferred upon the exercise of an option or SAR or upon the vesting of restricted stock units.

Exercise. In general, payment for shares of Common Stock purchased on the exercise of options or other Awards granted under the LTIP must be made in full at the time the Award is exercised. Certain cashless exercises and other arrangements are permitted if approved by the Compensation Committee.

Eligibility. All employees of the Company and its subsidiaries and, in the case of Awards other than

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 45

PROPOSAL 4: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN (CONTINUED)

incentive stock options, any consultant or independent contractor providing services to the Company or a subsidiary, are eligible to receive Awards under the LTIP. Eligibility with respect to any individual within these classes is determined from time to time in the sole discretion of the Compensation Committee. As of the date of this Proxy Statement, approximately 72 employees were considered to receive an annual Award under the LTIP during 2012.

Adjustments. If any Award under the LTIP is forfeited, cancelled or terminated for any reason without having been exercised in full, the shares of Common Stock not issued or transferred will be available for additional grants. The number of shares of Common Stock available under the LTIP is subject to adjustment in the event of any stock split, stock dividend, recapitalization or other similar action. Additionally, upon the exercise of an SAR, the number of shares counted against the shares available under the LTIP is the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise.

Amendments. The Company's Board of Directors may amend the LTIP at any time. However, stockholder approval is required for any amendment that would change the classes of eligible persons, increase the number of shares of Common Stock reserved, allow the grant of options with an exercise price below fair market value, increase the limit on shares available for restricted stock units, performance awards, dividend equivalent awards or restricted stock awards, or any modification to the LTIP that would permit option repricing. Pursuant to the NASDAQ marketplace rules, stockholder approval is required for any "material amendment" to the LTIP.

New Plan Benefits

Because Awards will be granted at the discretion of the Compensation Committee, the benefits that will be received under the LTIP Amendment, if approved by the stockholders of the Company, are not determinable at this time. The benefits that were received for the 2011 fiscal year by the Named Executive Officers pursuant to the LTIP are summarized in the section entitled "Executive Compensation — Grants of Plan-Based Awards" in this Proxy Statement. The Compensation

Committee has not approved any Awards that are conditioned upon stockholder approval of the LTIP Amendment.

Federal Income Tax Consequences

Tax consequences to the Company and to individuals receiving Awards will vary with the type of Award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an Award under the LTIP. An individual who exercises incentive stock options will not recognize income upon exercise. However, the exercise of an incentive option does give rise to a preference under the alternative minimum tax rules. Provided that the participant holds the stock for at least two years after the incentive option is granted and one year after the date of exercise, the individual will be subject to capital gains tax on the difference between the price paid to exercise the incentive option and the fair market value of the Common Stock at the time it is sold. However, if the stock is sold before the end of the holding period for incentive stock options, as described above, the sale is treated as a "disqualifying disposition", and the individual is taxed at ordinary income rates on the difference between the exercise price of the option and the fair market value of Common Stock at the time of sale.

An individual will be taxed at the time he or she exercises a nonqualified option on the difference between the exercise price and the fair market value of Common Stock at the time of exercise. This difference is taxed as ordinary compensation income. The individual's tax basis in Common Stock acquired through a nonqualified option is the exercise price plus the amount of taxable income that is recognized. Any subsequent gain or loss on the sale of Common Stock acquired through a nonqualified option is subject to capital gains tax treatment. Reduced capital gains rates apply if the stock is held for at least 12 months after exercise. Similar capital gains rules apply to a disqualifying disposition of stock acquired through an incentive option.

For awards of restricted stock, restricted stock units and performance share units, the recipient recognizes ordinary income on the fair market value of the Common Stock under the award at the time the awards become "vested" or no longer subject to a substantial risk of forfeiture

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 46

PROPOSAL 4: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN (CONTINUED)

over the amount paid for such award, if any. Alternatively, with respect to restricted stock, the recipient may elect to be taxed on the fair market value of the Common Stock at the time of grant by making an election under section 83(b) of the Internal Revenue Code. Under this election, there is no tax consequence at the time the restricted stock award becomes vested. The amount realized upon the disposition of the Common Stock received under such an award over the fair market value at the time the award became vested (or the date of grant if an election is made under section 83(b)) is subject to capital gains treatment. Long-term capital gains treatment applies if the disposition occurs after a twelve-month holding period.

Other stock based awards are treated similarly. Upon exercise of a SAR, the individual recognizes ordinary income on the value of the cash or Common Stock received. The individual generally recognizes ordinary income on awards that are settled in cash, shares of Common Stock or other property that is not subject to substantial risk of forfeiture. Dividend equivalents or dividends on restricted shares are treated for tax purposes as ordinary compensation income.

In general, the Company is entitled to a tax deduction on the amount of ordinary income that the individual recognizes under any award issued under the LTIP at the same time that the individual recognizes income. There are no tax consequences to the Company on account of capital gains realized by individuals.

The federal income tax consequences described in this section are based on U.S. laws and regulations in effect as of the date of this Proxy Statement, and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 4.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 47

PROPOSAL 5: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED OUTSIDE DIRECTORS STOCK AND INCENTIVE COMPENSATION PLAN

PROPOSAL 5: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED OUTSIDE DIRECTORS STOCK AND INCENTIVE COMPENSATION PLAN

The Board of Directors adopted, subject to approval of the Company's stockholders, an amendment (the "Directors Plan Amendment") to the Company's Amended and Restated Outside Directors Stock and Incentive Compensation Plan, or the Directors Plan. If approved, the Directors Plan Amendment will increase by 35,000 shares the number of authorized shares of Common Stock available for issuance in accordance with the Directors Plan. The full text of the Directors Plan Amendment is attached as Appendix C, and the full text of the Directors Plan in effect on the date hereof is attached as Appendix D. The following description of the Directors Plan is qualified in its entirety by the text of the Directors Plan and the Directors Plan Amendment.

Required Vote

The Directors Plan Amendment will become effective upon the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the Directors Plan Amendment.

Explanation of Amendment

The Directors Plan Amendment provides for an increase in the number of shares of Common Stock available for issuance under the Directors Plan from 415,000 to a total of 450,000 shares.

Approximately 43,932 shares of Common Stock remain available for grant under the Directors Plan as of April 13, 2012. Based on Company estimates, these shares will be exhausted prior to the 2013 annual meeting of stockholders. As of April 13, 2012 approximately 86,380 shares remain unvested and outstanding under this plan. The purpose of the Directors Plan Amendment is to increase the shares of Common Stock available under the Directors Plan so that the Company can effectively use the Directors Plan going forward.

Granting Practice

In order to address potential stockholder concerns regarding the number of options, restricted stock or other stock awards we intend to grant in a given year, the Company commits that, with respect to the number of shares subject to awards granted under the LTIP, the MSPP and the Directors Plan, in the aggregate, over the next three fiscal years (2012-2014), it will maintain an average annual burn rate (awards granted divided by shares outstanding) over that period that does not exceed 4.69% of weighted shares of Common Stock outstanding. For purposes of calculating the number of shares granted in a particular year, all awards will first be converted into option-share equivalents. In this case, each share that is subject to awards other than options will count as equivalent to 2.5 option shares.

General Description of Directors Plan

Summary. The Directors Plan is administered by the Compensation Committee of the Board of Directors. To date, a total of 415,000 shares of Common Stock have been reserved for issuance under the Directors Plan.

Purpose. The purpose of the Directors Plan is to encourage the ownership of an equity interest in the Company by the members of its Board of Directors, to provide an incentive to such directors to continue to serve the Company and to aid the Company in attracting and retaining qualified candidates for the Board of Directors.

Types of Awards. Under the Directors Plan, the Board of Directors may grant nonqualified options, restricted stock (including deferred restricted stock) and deferred stock unit awards. A nonqualified option entitles the holder to purchase Common Stock at a specified exercise price and after the performance of certain periods of service. A restricted stock award is an award of Common Stock subject to forfeiture and limitations on transfer. A deferred stock unit award is the right to receive in the future a certain number of shares of Common Stock. The Board of Directors has previously granted each type of award available under the Directors Plan.

Terms and Restrictions. Awards under the Directors Plan may only be made to members of the Board of Directors who are not employees of the Company or an affiliate (each, a "Non-Employee Director"). Such awards may be made by the Board of Directors in its discretion (i) at the time an individual commences services as a Non-Employee Director, (ii) on the first business

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 48

PROPOSAL 5: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED OUTSIDE DIRECTORS STOCK AND INCENTIVE COMPENSATION PLAN (CONTINUED)

day of each annual term of the Board of Directors, and (iii) such other times as determined by the Board of Directors. The Board of Directors determines the number of shares subject to the awards made under the Directors Plan. Options under the Directors Plan are exercisable at the fair market value of Common Stock on the date of grant and expire ten years thereafter or, if sooner, upon the termination of the Non-Employee Director's service (as described below).

The Directors Plan further provides that Non-Employee Directors may elect to receive, in lieu of any portion of their annual retainer (in multiples of 25%), a deferred stock unit award. A deferred stock unit award represents the right to receive a specified number of shares of Common Stock. The shares are paid, subject to the election of the Non-Employee Director, either at a pre-established time following the date of the award or at the end of the director's service on the Board of Directors. The number of shares of Common Stock to be paid under a deferred stock unit award is equal to the value of the cash retainer that the Non-Employee Director has elected to forego, divided by the fair market value of Common Stock on the date of the award.

Upon the occurrence of a change in control of the Company (as defined in the Directors Plan), each outstanding award shall become fully vested, and any options will be immediately exercisable. Transfers of options that are granted under the Directors Plan are limited to (i) gifts made by a Non-Employee Director to an appropriate family member with consent of the Board of Directors, and (ii) transfers made upon death. Options granted under the Directors Plan are exercisable for a period of six months following the death or disability of a Non-Employee Director to the extent that they were otherwise exercisable. If a Non-Employee Director's service on the Board of Directors terminates for any other reason, options will be exercisable for a period of 90 days to the extent that they were otherwise exercisable.

Exercise. In general, payment for stock purchased on the exercise of options granted under the Directors Plan must be made in full at the time the option is exercised. Payment may be made in cash or through certain cashless exercises or other similar arrangements provided, however, that the Company has not permitted cashless exercises by directors through broker-assisted trades since the promulgation of Sarbanes-Oxley.

Eligibility. All Non-Employee Directors of the Company are eligible to receive awards under the Directors Plan.

Adjustments. If any award under the Directors Plan is forfeited, cancelled or terminated without having been exercised in full, the shares of Common Stock not issued or transferred will be available for additional grants. The number of shares of Common Stock available under the Directors Plan is subject to adjustment in the event of any stock split, stock dividend, recapitalization or other similar action.

Amendments. The Board of Directors may amend the Directors Plan at any time. However, any amendment that requires stockholder approval for the Directors Plan to continue to comply with any law, regulation or stock exchange requirement will not be effective until approved by the requisite vote of stockholders. Pursuant to the NASDAQ marketplace rules, stockholder approval is required for any "material amendment" to the Directors Plan.

New Plan Benefits

Because awards under the Directors Plan will be granted at the discretion of the Compensation Committee, the benefits that will be received under the Directors Plan Amendment, if approved by the stockholders of the Company, are not determinable at this time. The benefits that were received for the 2011 fiscal year by the Directors pursuant to the Directors Plan are summarized in the section entitled "Director Compensation" in this Proxy Statement. The Compensation Committee has not approved any awards that are conditioned upon stockholder approval of the Directors Plan Amendment.

Federal Income Tax Consequences

Tax consequences to the Company and to directors receiving awards will vary with the type of award. Generally, a director will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an option, a deferred stock unit award or a restricted stock award. A director will be taxed at the time he or she exercises an option on the difference between the

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 49

PROPOSAL 5: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED OUTSIDE DIRECTORS STOCK AND INCENTIVE COMPENSATION PLAN (CONTINUED)

exercise price and the fair market value of Common Stock at the time of exercise. This difference is taxed as ordinary income. The director's tax basis in Common Stock acquired through an option is the exercise price plus the amount of taxable income that is recognized. Any subsequent gain or loss on the sale of Common Stock acquired through an option is subject to capital gains tax treatment. Reduced capital gains rates apply if the Common Stock is held for at least 12 months after exercise.

A director will recognize ordinary income on the fair market value of the Common Stock at the time shares of Common Stock are paid under a deferred stock unit award. Any subsequent gain or loss on the sale of the Common Stock is subject to capital gains tax treatment. Reduced capital gains rates apply if the Common Stock is held for at least 12 months after the shares are paid under the award.

A director will recognize ordinary income on the fair market value of the Common Stock at the time shares of restricted stock become vested or, in the case of deferred restricted stock, at the later of vesting or payment of shares. The director may elect, however, to be taxed at the time restricted stock is granted under Section 83(b) of the Internal Revenue Code. Any subsequent gain or loss on the sale of the Common Stock is subject to capital gains tax treatment. Reduced capital gains rates apply if the Common Stock is held for at least 12 months after the shares become vested or, if the director makes a Section 83(b) election, the date of the restricted stock award grant.

The Company does not obtain a tax deduction upon the grant of options, deferred stock unit awards or the award of restricted stock. The Company generally is allowed to deduct from its taxable income an amount that corresponds to the ordinary income a director recognizes with respect to options, deferred stock unit awards or restricted stock at the same time the income is recognized by the director.

The Federal income tax consequences described in this section are based on United States laws and regulations in effect as of the date of this Proxy Statement, and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 5.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 50

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION

Stockholder Proposals for Inclusion in the 2013 Proxy Statement

To be considered for inclusion in next year's proxy statement, stockholder proposals, submitted in accordance with SEC Rule 14a-8, must be received at the Company's corporate offices no later than the close of business on December 24, 2012 for the Company to consider it for inclusion in the proxy statement for the 2013 annual meeting of stockholders. Proposals should be addressed to the Corporate Secretary, LifePoint Hospitals, Inc., 103 Powell Court, Brentwood, Tennessee 37027.

Other Stockholder Proposals for Presentation at the 2013 Annual Meeting

The Company's By-Laws require that any stockholder proposal that is not submitted for inclusion in next year's proxy statement under SEC Rule 14a-8, but is instead sought to be presented directly at the 2013 annual meeting of stockholders, must be received at the Company's corporate offices not less than 90 days prior to the first anniversary of the Annual Meeting. As a result, proposals submitted pursuant to these provisions of the By-Laws, including director nominations, must be received no later than the close of business on March 7, 2013. Proposals should be addressed to the Corporate Secretary, LifePoint Hospitals, Inc., 103 Powell Court, Brentwood, Tennessee 37027 and include the information set forth in the By-Laws, which are available under the "Investor Relations — Corporate Governance" section of the Company's website at www.lifepointhospitals.com. SEC rules permit management to vote proxies in its discretion if the stockholder does not comply with this deadline, and in certain other cases notwithstanding the stockholder's compliance with this deadline.

Voting Securities

You are entitled to vote if you were a stockholder of record as of the close of business on April 13, 2012. On such date, there were 48,767,191 shares of Common Stock outstanding.

Vote Required for Election, Ratification and Approval

Election of Directors (Proposal 1):    If a quorum is present, directors are elected by a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting. The Company's Amended and Restated Certificate of Incorporation does not provide for cumulative voting and, accordingly, the stockholders do not have cumulative voting rights with respect to the election of directors. Consequently, each stockholder may cast one vote per share of Common Stock held of record with respect to each nominee. Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered thereby FOR the nominees designated by the Board of Directors. Should any nominee become unavailable for election, an event not now anticipated, shares covered by a proxy will be voted for a substitute nominee recommended by the Corporate Governance and Nominating Committee and selected by the current Board of Directors.

Ratification of the Selection of the Independent Registered Public Accounting Firm (Proposal 2):    Stockholder ratification of the Audit and Compliance Committee's selection of Ernst & Young LLP as the Company's independent registered public accounting firm is not required by the By-Laws or otherwise; however, the Board of Directors has elected to submit the selection of Ernst & Young LLP to the Company's stockholders for ratification. If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote.

Say on Pay (Proposal 3):    With respect to Proposal 3, if a quorum is present, approval of the resolution to approve, on an advisory basis, the compensation of the NEOs requires the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote.

Amendments to Benefit Plans (Proposals 4 and 5):    Proposals 4 and 5 will each become effective upon the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote upon each proposal.

Abstentions and Broker Non-Votes:    If your shares are represented at the Annual Meeting, in person or by proxy, but you abstain from voting on a matter, or include instructions in your proxy to abstain from voting on a matter, your shares will be counted for the purpose of determining if a

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 51

ADDITIONAL INFORMATION (CONTINUED)

quorum is present. If you abstain from voting on Proposal 1, your abstention will have no effect on the outcome. Abstentions with respect to Proposals 2, 3, 4 and 5 will have the same effect as a vote against such proposals.

If your broker holds your shares in its name, the broker is permitted to vote your shares on Proposal 2, even if it does not receive voting instructions from you. Proposals 1, 3, 4 and 5 are "non-discretionary," meaning that brokers who hold shares for the accounts of their clients and who have not received instructions from their clients do not have discretion to vote on these proposals. When a broker votes a client's shares on some but not all of the proposals at the Annual Meeting, the missing votes are referred to as "broker non-votes." Those shares that are the subject of "broker non-votes" will be included in determining the presence of a quorum at the Annual Meeting but are not considered "present" for purposes of voting on the non-discretionary items and will therefore have no impact on the vote.

Manner for Voting Proxies

Each share of Common Stock represented at the Annual Meeting is entitled to one vote on each matter properly brought before the meeting. All shares entitled to vote and represented by properly completed and delivered proxies received by phone, by Internet or by mail before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated by those proxies.

We are not aware of any business to be conducted at the Annual Meeting other than the matters described in this Proxy Statement. If any other business is properly brought before the meeting, your proxy gives authority to Jeffrey S. Sherman, the Company's Executive Vice President and Chief Financial Officer, and Paul D. Gilbert, the Company's Executive Vice President and Chief Legal Officer, or either of them, with full power of substitution, to vote on such matters at their discretion. All such other matters properly brought before the meeting shall be approved upon the affirmative vote of a majority of the shares of Common Stock entitled to vote at the Annual Meeting.

Solicitation of Proxies

The Company will pay all expenses of the Annual Meeting that it incurs, including any cost for mailing the Notices of Internet Availability, mailing printed proxy materials upon request, and the solicitation of proxies. The directors, officers and employees of the Company may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other electronic means. They will not be paid additional remuneration for their efforts.

The Company also has retained Innisfree M&A Incorporated ("Innisfree") to assist in the solicitation of proxies. The Company expects to pay Innisfree a fee of $15,000 for its services and will reimburse Innisfree for reasonable out-of-pocket expenses. The Company may reimburse persons holding shares in their names for others, or holding shares for others who have the right to give voting instructions, such as brokers, banks, fiduciaries and nominees, for such persons' reasonable expenses in forwarding the Notice of Internet Availability and, if specifically requested, printed proxy materials to their principals and will pay Innisfree a service fee for coordinating with such parties on the Company's behalf.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who beneficially own more than ten percent (10%) of the Common Stock to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and beneficial owners are also required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of (1) the applicable filings, and any amendments thereto, made with the SEC and posted on its website and (2) written representations from the Company's executive officers and directors, the Company believes that all reports were filed in a timely manner during 2011, except that Mr. Gilbert had a late filing in April 2012 with respect to the exercise of options, each of Messrs. Bumpus, Carpenter, Coggin, Dill and Sherman had a late filing in July with respect to the purchase of shares through the MSPP and Mr. Shell had a late report in August with respect to the receipt of deferred stock units in lieu of cash compensation for his Board service.

All Section 16(a) reports are posted on the "Investor Relations — SEC Filings" section of the

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 52

ADDITIONAL INFORMATION (CONTINUED)

Company's website, www.lifepointhospitals.com, by the end of the business day after filing and remain accessible for at least 12 months.

Requesting Copies of 2011 Annual Report on Form 10-K

In addition to the Proxy Statement, a copy of the Annual Report to Stockholders is available on the Internet as indicated on the Notice of Internet Availability. Additionally, upon the written request of any stockholder entitled to vote at the Annual Meeting, the Company will furnish, without charge, a copy of the 2011 Annual Report on Form 10-K filed with the SEC. Such requests should be directed to Investor Relations, LifePoint Hospitals, Inc., 103 Powell Court, Brentwood, Tennessee 37027, (615) 372-8500. The Annual Report to Stockholders and 2011 Annual Report on Form 10-K are also available on the "Investor Relations — SEC Filings" section of the Company's website at www.lifepointhospitals.com. The Company's Annual Report to Stockholders and 2011 Annual Report on Form 10-K are not proxy soliciting materials.

Delivery of Documents to Stockholders Sharing an Address

Householding is a program adopted by the SEC that permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports, proxy statements and the Notices of Internet Availability of proxy materials sent to multiple stockholders of record who have the same address by delivering a single annual report, proxy statement or Notice of Internet Availability of proxy materials to that address. Householding is designed to reduce a company's printing costs and postage fees. Brokers with account holders who are stockholders of the Company may be householding the Company's proxy materials. If your household participates in the householding program, you will receive one Notice of Internet Availability. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee.

If you receive more than one Notice of Internet Availability, this means that you have multiple accounts holding the Common Stock with brokers and/or the Company's transfer agent. Please vote all of your shares by following the instructions included on each Notice of Internet Availability. Additionally, to avoid receiving multiple sets of proxy materials in the future, the Company recommends that you contact Broadridge Financial Services, Inc. at www.proxyvote.com or (800) 579-1639 to consolidate as many accounts as possible under the same name and address. If you are a beneficial holder, please call your broker for instructions.

Electronic Access to Proxy Statement and Annual Report to Stockholders

The Company has elected to provide its Proxy Statement and Annual Report to Stockholders over the Internet through a "notice and access" model. The Notice of Internet Availability provides instructions on how you may access this Proxy Statement and the Annual Report to Stockholders on the Internet at www.proxyvote.com or request a printed copy at no charge. In addition, the Notice of Internet Availability provides instructions on how you may request to receive, at no charge, all future proxy materials in printed form by mail or electronically by email. Your election to receive proxy materials by mail or email will remain in effect until you revoke it. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to stockholders and will reduce the impact of its annual meetings on the environment.

Notice of Annual Meeting of Stockholders and 2012 Proxy Statement | 53

APPENDIX A

Appendix A

AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN

            THIS AMENDMENT to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (the "Plan") is effective as of the      day of June, 2012.

            WHEREAS, LifePoint Hospitals, Inc. (the "Company") established the Plan in order to provide a proprietary interest in the Company through stock ownership and other rights.

            WHEREAS, Section 15.3 of the Plan provides that the Board of Directors of the Company may amend the Plan;

            WHEREAS, the Board of Directors of the Company has authorized the amendment of the Plan to increase the number of shares of the Company's stock that are subject to awards granted under the Plan by 520,000 shares, resulting in a total of 18,575,000 shares available under the Plan; and

            WHEREAS, the stockholders of the Company approved this Amendment to the Plan on June     , 2012;

            NOW, THEREFORE, Section 3.1 of the Plan is deleted and replaced with the following:

            3.1    Number of Shares.    Subject to the following provisions of this Section 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is 18,575,000 shares of Common Stock; provided, however, that no more than 4,300,000 of such shares of Common Stock may be issued pursuant to Performance Awards, Restricted Stock Units, Restricted Stock Awards and Dividend Equivalent Awards in the aggregate, and no more than 700,000 of such shares of Common Stock may be issued pursuant to Performance Awards, Restricted Stock Units, Restricted Stock Awards and Dividend Equivalent Awards in the aggregate to any individual in a calendar year. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or issued shares that have been reacquired by the Corporation. To the extent that an Award is forfeited, the shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

            Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

LIFEPOINT HOSPITALS, INC.
By:
Name:
Title:

A-1

APPENDIX B

Appendix B

LIFEPOINT HOSPITALS
AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN

As Amended and Restated Effective June 30, 2005

RECITALS:

            WHEREAS, LifePoint Hospitals, Inc. (the "Corporation") established the LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan (the "Plan") effective November 5, 1998;

            WHEREAS, since the Plan was established, the Corporation has become a separate entity from HCA Inc. (f.k.a. Columbia/HCA) through a spin-off transaction, and the equity securities of the Corporation have become publicly-traded on the Nasdaq National Market; and

            WHEREAS, the Corporation desires to amend and restate the Plan, subject to approval of its stockholders, to: (i) eliminate references to Columbia/HCA, (ii) increase the number of shares of the Corporation's common stock that are available for awards, (iii) set limits on the number of shares in the Plan that may be subject to certain time-lapse awards, (iv) revise the provisions regarding performance based compensation in the Plan so that they are consistent with the Corporation's Executive Performance Incentive Plan, (v) add requirements for termination of employment or termination of award as a condition to receiving additional rights upon the change in control of the Corporation, (vi) modify the types of equity incentive awards available under the Plan by eliminating phantom stock awards, adding restricted stock units, and clarifying certain terms to comply with section 409A of the Internal Revenue Code so that awards effectively defer compensation, and (vii) eliminate provisions for automatic expiration of the Plan so that it will continue until terminated by the Corporation;

            NOW, THEREFORE, the Plan is hereby amended and restated as follows, to be effective with respect to awards granted on and after June 30, 2005, provided that the terms of the Plan prior to such amendment shall apply to all awards previously granted:

1.         Purpose of The Plan

            The purpose of the Plan is to promote the interests of the Corporation and its stockholders by strengthening the Corporation's ability to attract, motivate, and retain personnel upon whose judgment, initiative, and efforts the financial success and growth of the business of the Corporation largely depend, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Corporation through stock ownership and other rights.

2.         Definitions

            Wherever the following capitalized terms are used in this Plan, they shall have the meanings specified below:

            (a)        "Award" means an award of an Option, Restricted Stock Award, Stock Appreciation Right, Performance Award, Restricted Stock Unit or Dividend Equivalent Award under the Plan.

            (b)       "Award Agreement" means an agreement entered into between the Corporation and a Participant setting forth the terms and conditions of an Award granted to a Participant.

            (c)        "Board" means the Board of Directors of the Corporation.

            (d)       "Change in Control" shall have the meaning specified in Section 12 hereof.

            (e)        "Code" means the Internal Revenue Code of 1986, as amended.

APPENDIX B (CONTINUED)

            (f)        "Committee" means the committee of the Board appointed to administer the Plan and shall consist of two or more directors of the Corporation (i) none of whom shall be officers or employees of the Corporation, and (ii) each of whom (to the extent deemed necessary or appropriate by the Board) is an "outside director" within the meaning of section 162(m) of the Code, a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an "independent director" under the listing standards of The Nasdaq Stock Market. The members of the Committee shall be appointed by and serve at the pleasure of the Board. If the applicable Board shall so direct, designated members of the applicable Committee shall act as a separate subcommittee, which shall administer the Plan as to all Section 162(m) Awards. In such event, all references herein to the applicable Committee relating to Section 162(m) Awards shall be considered to refer only to the applicable separate subcommittee.

            (g)        "Common Stock" means the common stock of the Corporation.

            (h)       "Corporation" means LifePoint Hospitals, Inc., a Delaware corporation, and its predecessors.

            (i)         "Date of Grant" means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of the Award.

            (j)         "Dividend Equivalent Award" means an Award under Section 11 hereof entitling the Participant to receive payments with respect to dividends declared on the Common Stock.

            (k)        "Eligible Person" means any person who is an Employee of the Corporation or any of its Subsidiaries and, in the case of Awards other than Incentive Stock Options, any consultant or other independent contractor (not including any non-employee outside director) providing services to the Corporation or a Subsidiary.

            (l)         "Employee" means any person who is employed as a common-law employee.

            (m)      "Fair Market Value" of a share of Common Stock as of a given date shall mean the closing sales price of the Common Stock on the Nasdaq Stock Market on the trading day immediately preceding the date as of which the Fair Market Value is to be determined, or, in the absence of any reported sales of Shares on such date, on the first preceding date on which any such sale shall have been reported (in either case, as reported in the Two Star Edition of The Wall Street Journal). If the Common Stock is not listed on the Nasdaq Stock Market on the date as of which Fair Market Value is to be determined, the Committee shall in good faith determine the Fair Market Value in whatever manner it considers appropriate.

            (n)       "Incentive Stock Option" means an option to purchase Common Stock that is intended to qualify as an incentive stock option under section 422 of the Code and the Treasury Regulations thereunder.

            (o)       "Non-qualified Stock Option" means an option to purchase Common Stock that is not an Incentive Stock Option.

            (p)       "Option" means an Incentive Stock Option or a Non-qualified Stock Option granted under Section 6 hereof.

            (q)       "Participant" means any Eligible Person who holds an outstanding Award under the Plan.

            (r)        "Plan" means the LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan as set forth herein, as it may be amended from time to time.

            (s)        "Performance Award" means an Award under Section 9 hereof entitling a Participant to a payment based on the Fair Market Value of a share of Common Stock (a "Performance Share") or based on specified dollar units (a "Performance Unit") at the end of a performance period upon the satisfaction of conditions specified in the Award.

            (t)        "Restricted Stock Award" means an Award under Section 8 hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

APPENDIX B (CONTINUED)

            (u)       "Restricted Stock Unit" means an Award under Section 10 hereof entitling a Participant to a payment of Common Stock at the completion of a vesting or performance period.

            (v)        "Section 162(m) Award" means any Award that is intended to qualify for the performance-based compensation exemption under section 162(m) of the Code.

            (w)       "Stock Appreciation Right" or "SAR" means an Award under Section 7 hereof entitling a Participant to receive an amount, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock on the date of exercise.

            (x)        "Subsidiary" means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Corporation, or any other affiliate of the Corporation that is so designated, from time to time, by the Committee; provided, however, that with respect to Incentive Stock Options, the term "Subsidiary" shall include only an entity that qualifies under section 424(f) of the Code as a "subsidiary corporation" with respect to the Corporation.

3.         Shares of Common Stock Subject to the Plan

            3.1.    Number of Shares.    Subject to the following provisions of this Section 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is 13,625,000 shares of Common Stock; provided, however, that no more than 2,125,000 of such shares of Common Stock may be issued pursuant to Performance Awards, Restricted Stock Units and Restricted Stock Awards in the aggregate. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or issued shares that have been reacquired by the Corporation. To the extent that an Award is forfeited, the shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

            3.2.    Adjustments.    If there shall occur any recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or other change in corporate structure affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 3.1 hereof, (ii) the maximum number and kind of shares set forth in Sections 6.1, 7.1, 8.1 and 9.4 hereof, (iii) the number and kind of shares of Common Stock, share units, or other rights subject to then outstanding Awards, (iv) the price for each share or unit or other right subject to then outstanding Awards, (v) the performance targets or goals applicable to any outstanding Performance Awards (subject to such limitations as are considered appropriate for Section 162(m) Awards), or (vi) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of section 424(a) of the Code and, to the extent considered advisable by the Committee, in a manner consistent with the requirements of section 162(m) of the Code.

4.         Administration of the Plan

            4.1.    Committee Members.    The Plan shall be administered by the Committee. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

            4.2.    Discretionary Authority.    Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration.

APPENDIX B (CONTINUED)

The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

            4.3.    Changes to Awards.    The Committee shall have the authority, subject to the provisions of, to effect, at any time and from time to time, (i) the cancellation of any or all outstanding Awards and the grant in substitution therefor of new Awards covering the same or different numbers of shares of Common Stock and having an exercise or base price which may be the same as or different than the exercise or base price of the cancelled Awards; provided, however, that, as provided in Section 6.8, the Committee may not lower the exercise price of an Option that has been granted hereunder, nor replace or regrant the Option through cancellation without stockholder approval, or (ii) the amendment of the terms of any and all outstanding Awards; provided, however, that no such action by the Committee may adversely impair the rights of a Participant (or any permitted transferee) under any outstanding Award without the consent of the Participant (or transferee). The Committee may in its discretion accelerate the vesting or exercisability of an Award at any time or on the basis of any specified event.

5.         Award Eligibility, Features and Restrictions

            5.1.    Terms of Awards.    All Eligible Persons are eligible to be designated by the Committee to receive an Award under the Plan. The Committee has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares or units subject to the Awards that are granted under the Plan. Each Award will be evidenced by an Award Agreement between the Corporation and the Participant that shall include such terms and conditions (consistent with the Plan) as Committee may determine; provided, however, that failure to issue an Award Agreement shall not invalidate an Award.

            5.2.    Section 162(m) Awards.    For any Award, other than an Option or SAR, that the Committee determines should be a Section 162(m) Award, the grant of the Award and its terms shall be made pursuant to the LifePoint Hospitals, Inc. Executive Performance Incentive Plan, and the terms thereof shall control over any inconsistent provision of this Plan with regard to such Section 162(m) Awards.

            5.3    Deferral of Compensation.    Generally, the Corporation intends for compensation income to be deferred until the time and to the extent that Awards are exercised or become vested. Therefore, notwithstanding any provision herein to the contrary, the Committee is authorized to make Awards that include terms that are consistent with or necessary for satisfaction of the requirements for compensation deferral under section 409A of the Code.

            5.4.    Rights as Stockholder.    Unless otherwise stated in an Award Agreement, a Participant will at the time an Award is granted have all rights of a stockholder with respect to any shares of Common Stock that are transferred pursuant to a Performance Share Award or Restricted Stock Award. Such rights include the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. A Participant shall not have stockholder rights until shares of Common Stock are transferred upon the exercise of an Option or SAR or upon the vesting of Restricted Stock Units. Except as provided in Section 3.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights until a Participant has become a stockholder with respect to an Award, except to the extent that the Award Agreement is a Dividend Equivalent Award, or otherwise provides for dividend payments or similar economic benefits.

            5.5.    Issuance and Delivery of Shares.    Shares of Common Stock that are transferred or become transferable pursuant to an Award shall be issued as specified in this Section, but subject to the restrictions specified herein and/or in an Award Agreement.

                    (a)    Date of Issuance.    Shares of Common Stock to be issued pursuant to an Award shall be delivered to Participants by the Corporation (or its transfer agent) as soon as administratively feasible after (i) a Participant receives a Restricted Stock Award or Performance Share Award, or the Date of Exercise with respect to an Option or SAR, or the vesting of Restricted Stock Units, and (ii) all conditions for transfer of Stock specified in an Award have occurred; provided, however, that the Corporation may condition the delivery of shares on the Participant's execution of any applicable stockholder agreement or agreement described in paragraph (d) of this Section that the

APPENDIX B (CONTINUED)

Corporation requires at the time of exercise; and provided further that the Corporation may delay the delivery of Stock until all restrictions specified in an Award have lapsed and the Common Stock is no longer subject to a substantial risk of forfeiture.

                    (b)    Transfer Restrictions.    Common Stock granted under any Restricted Stock or Performance Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares granted or sold under the Award will remain in the physical custody of the Corporation or an escrow holder until all restrictions are removed or have expired. The Committee may also require that shares subject to an Award be listed in "book" form and not certificated until vested. Failure to satisfy any applicable restrictions shall result in the subject shares of the Award being forfeited and returned to the Corporation, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing the shares granted under an Award bear a legend making appropriate reference to the restrictions imposed.

                    (c)    Securities Law Compliance.    Notwithstanding anything herein to the contrary, no Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Corporation's shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock issued pursuant to this Plan may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations.

                    (d)    Representations by Participants.    As a condition to the receipt of or the transfer of Common Stock pursuant to an Award, the Corporation may require a Participant to represent and warrant at the time that the shares are being acquired only for investment and without any present intention to sell or distribute such shares. At the option of the Corporation, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Corporation, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Corporation) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Corporation or any Subsidiary to undertake registration of options or stock hereunder.

            5.6.    Section 83(b) Election.    The Committee may provide in an Award Agreement that the Award is conditioned upon the Participant's refraining from making an election with respect to the Award under section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Corporation.

6.         Stock Options

            6.1.    Grant of Option.    An Option may be granted to any Eligible Person selected by the Committee; provided, however, that only Employees of the Corporation or a Subsidiary shall be eligible to receive Incentive Stock Options. Subject to the applicable provisions of section 422 of the Code, each Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or a Non-qualified Stock Option. The maximum number of shares of Common Stock that may be granted under Options to any Participant during any calendar year shall be limited to 700,000 shares (subject to adjustment as provided in Section 3.2 hereof).

            6.2.    Exercise Price.    The exercise price under any Option shall be determined by the Committee; provided, however, that the exercise price per share under an Option shall not be less than 100% of the Fair Market Value per share of the Common Stock on the Date of Grant.

APPENDIX B (CONTINUED)

            6.3.    Vesting; Term of Option.    The Committee, in its sole discretion, shall prescribe the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and exercisable, and may accelerate the exercisability of any Option at any time. The period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in an Award, subject to such limitations as may apply under an Award relating to the termination of a Participant's employment or other service with the Corporation or any Subsidiary.

            6.4.    Option Exercise; Withholding.    Subject to such terms and conditions as shall be specified in an Award, an Option may be exercised in whole or in part at any time during the term thereof by written notice to the Corporation, together with payment of the aggregate exercise price therefor. Payment of the exercise price shall be made (i) in cash or by cash equivalent, (ii) at the discretion of the Committee, in shares of Common Stock acceptable to the Committee, valued at the Fair Market Value of such shares on the date of exercise, (iii) at the discretion of the Committee, by a delivery of a notice that the Participant has placed a market sell order (or similar instruction) with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Corporation in satisfaction of the Option exercise price (conditioned upon the payment of such net proceeds), (iv) at the discretion of the Committee, by a combination of the methods described above, or (v) by such other method as may be approved by the Committee and set forth in the Award. As an additional condition to the exercise of any Award, the Participant shall at the time of exercise pay to the Corporation the full amount of any and all applicable income tax and employment tax amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price of the Options as may be approved by the Committee.

            6.5.    Limited Transferability of Non-qualified Options.    All Options shall be nontransferable except (i) upon the Participant's death, by the Participant's will or the laws of descent and distribution or (ii) in the case Non-qualified Stock Options only, on a case-by-case basis as may be approved by the Committee in its discretion, in accordance with the terms provided below. An Award Agreement for a Non-qualified Stock Option may provide that the Participant shall be permitted to, during his or her lifetime and subject to the prior approval of the Committee at the time of proposed transfer, transfer all or part of the Option to the Participant's family member (as defined in the Award Agreement in a manner consistent with the requirements for registration on SEC Form S-8, if applicable). Any such transfer shall be subject to the condition that it is made by the Participant for estate planning, tax planning, donative purposes or pursuant to a domestic relations order, and no consideration (other than nominal consideration) is received by the Participant therefor. The transfer of a Non-qualified Stock Option may be subject to such other terms and conditions as the Committee may in its discretion impose from time to time, including a condition that the portion of the Option to be transferred be vested and exercisable by the Participant at the time of the transfer. Subsequent transfers of an Option shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.

            6.6.    Additional Rules for Incentive Stock Options.

                    (a)    Annual Limits.    To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all stock incentive plans of the Corporation and its Subsidiaries) exceeds $100,000 (or the amount specified in section 422 of the Code), determined as of the date an Incentive Stock Option is granted, such Options shall be treated as Nonqualified Options. This provision shall be applied by taking Incentive Stock Options into account in the order in which they were granted.

                    (b)    Termination of Employment.    An Award of an Incentive Stock Option may provide that such Option may be exercised not later than three months following termination of employment of the Participant with the Corporation and all Subsidiaries, subject to special rules relating to death and disability, as and to the extent determined by the Committee to be appropriate with regard to the requirements of section 422 of the Code and Treasury Regulations thereunder.

                    (c)    Other Terms and Conditions; Nontransferability.    Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and

APPENDIX B (CONTINUED)

interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under section 422 of the Code. Such terms shall include, if applicable, limitations on Incentive Stock Options granted to 10% owners of the Corporation. Unless otherwise stated in an Award Agreement, an Option that is intended to be an Incentive Stock Option shall be treated as a Non-qualified Stock Option to the extent that certain requirements applicable to "incentive stock options" under the Code are not be satisfied. An Incentive Stock Option shall by its terms be nontransferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

                    (d)    Disqualifying Dispositions.    If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

            6.7.    Restrictions on Transfer of Stock.    The Committee may, in its sole discretion, impose in any Award of an Option restrictions on the transferability of the shares of Common Stock issued upon exercise of such Option. If any such restrictions are imposed, the Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares subject to such transfer restrictions will remain in the physical custody of an escrow holder until such restrictions are removed or have expired. The Committee may require that certificates representing the shares subject to such restrictions bear a legend making appropriate reference to the restrictions imposed. Subject to any restrictions imposed in accordance with this Section 6.7, the Participant will have all rights of a stockholder with respect to any such shares acquired upon an Option exercise, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

            6.8.    Restrictions on Repricing of Options.    With respect to an Option that has been granted hereunder, the exercise price may not be lowered, nor may the Option be replaced or regranted through cancellation without stockholder approval.

7.         Stock Appreciation Rights

            7.1.    Grant of SARs.    A Stock Appreciation Right granted to a Participant is an Award in the form of a right to receive, upon surrender of the right but without other payment, an amount based on appreciation in the Fair Market Value of the Common Stock over a base price established for the Award, exercisable at such time or times and upon conditions as may be approved by the Committee. Each SAR will be based on a number of shares of Common Stock, and the limitations specified in Section 3.1 will be calculated by reference to the number of shares covered by each SAR. The base price of an SAR shall not be less than 100% of the Fair Market Value of the Common Stock covered by the SAR on the Date of Grant. The period for exercise will be determined by the Committee but shall not be for a period that exceeds ten years after the Date of Grant.

            7.2.    Payment of SARs.    An SAR will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of such SAR, by (ii) the number of shares as to which such SAR is exercised. Payment of the amount determined under the foregoing shall be made (1) in shares of Common Stock valued at their Fair Market Value on the date of exercise, or (2) cash, but only to the extent specified in an SAR Award by the Committee in its sole discretion, and provided that such cash payments are determined to be permissible for purposes of deferral of compensation under section 409A of the Code.

8.         Restricted Stock Awards

            8.1.    Grant of Restricted Stock Awards.    Award of Restricted Stock to a Participant represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price.

APPENDIX B (CONTINUED)

            8.2.    Vesting Requirements.    The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Such vesting requirements may be based on the continued employment of the Participant with the Corporation or its Subsidiaries for a specified time period or periods, provided that any such restriction shall not be scheduled to lapse in its entirety earlier than the first anniversary of the Date of Grant. Such vesting requirements may also be based on the attainment of specified business goals or measures established by the Committee. Except for Section 162(m) Awards, the performance criteria upon which the vesting of a Restricted Stock Award is conditioned shall be determined by the Committee in its sole discretion.

9.         Performance Awards

            9.1.    Grant of Performance Awards.    The Committee may grant Performance Awards under the Plan, which shall be represented by units denominated on the Date of Grant either in shares of Common Stock (Performance Shares) or in dollars (Performance Units). At the time a Performance Award is granted, the Committee shall determine, in its sole discretion, one or more performance periods and performance goals to be achieved during the applicable performance periods, as well as such other restrictions and conditions as the Committee deems appropriate. In the case of Performance Units, the Committee shall also determine a target unit value or a range of unit values for each Award. No performance period shall exceed ten years from the Date of Grant. The performance goals applicable to a Performance Award grant may be subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events, such as changes in law, accounting practices or unusual or nonrecurring items or occurrences. The Committee's authority to make such adjustments shall be subject to such limitations as the Committee deems appropriate in the case of a Performance Award that is a Section 162(m) Award. The maximum amount of compensation that may be payable to a Participant during any one calendar year under a Performance Unit Award shall be $4.2 million.

            9.2.    Payment of Performance Awards.    At the end of the performance period, the Committee shall determine the extent to which performance goals have been attained, or a degree of achievement between minimum and maximum levels, in order to establish the level of payment to be made, if any, and shall determine if payment is to be made in the form of cash or shares of Common Stock (valued at their Fair Market Value at the time of payment) or a combination of cash and shares of Common Stock. Payments of Performance Awards shall generally be made as soon as practicable following the end of the performance period.

            9.3.    Performance Criteria.    Except for Section 162(m) Awards, the performance criteria upon which the payment or vesting of a Performance Award is conditioned shall be determined by the Committee in its sole discretion.

10.       Restricted Stock Units

            10.1.    Grant of Restricted Stock Units.    A Restricted Stock Unit is an Award to receive a number of shares of Common Stock upon the achievement of performance or other conditions that are stated in the Award. A Restricted Stock Unit shall be subject to such restrictions and conditions as the Committee shall determine. On the Date of Grant, the Committee shall determine, in its sole discretion, the installment or other vesting period of the Restricted Stock Unit, and/or performance conditions, and the maximum value of the Restricted Stock Unit, if any. No vesting period shall exceed 10 years from the Date of Grant. A Restricted Stock Unit may be granted, at the discretion of the Committee, together with a Dividend Equivalent Award covering the same number of shares.

            10.2.    Payment of Restricted Stock Units.    A Participant shall be entitled to payment on the vesting date or dates provided in an Award and shall receive shares of Common Stock as Restricted Stock Units become vested, as stated in the terms of the Award.

11.       Dividend Equivalent Award

            11.1.    Grant of a Dividend Equivalent Awards.    A Dividend Equivalent Award granted to a Participant is an Award in the form of a right to receive cash payments determined by reference to dividends declared on the Common Stock from time to time during the term of the Award, which shall not exceed 10 years from the Date of

APPENDIX B (CONTINUED)

Grant. Dividend Equivalent Awards may be granted on a stand-alone basis or in tandem with other Awards. Dividend Equivalent Awards granted on a tandem basis shall expire at the time the underlying Award is exercised or otherwise becomes payable to the Participant, or expires.

            11.2.    Payment of Dividend Equivalent Awards.    Dividend Equivalent Awards shall be payable in cash or in shares of Common Stock, valued at their Fair Market Value on either the date the related dividends are declared or the date the Dividend Equivalent Awards are paid to a Participant, as determined by the Committee. Dividend Equivalent Awards shall be payable to a Participant as soon as practicable following the time dividends are declared and paid with respect to the Common Stock, or at such later date as the Committee shall specify in the Award Agreement. Dividend Equivalent Awards granted with respect to Options intended to qualify as a Section 162(m) Award shall be payable regardless of whether the Option is exercised.

12.       Change in Control

            12.1.    Effect of Change in Control.    Unless stated otherwise in an Award Agreement, the provisions of this Section 12.1 will apply to outstanding Awards at the time of a Change in Control to the extent of rights under such Awards that have not been previously forfeited. The surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Awards outstanding under the Plan or substitute similar equity and incentive awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 12) for those outstanding under the Plan.

                (a)    In the event that any surviving corporation or entity or acquiring corporation or entity in a Change in Control, or affiliate of such corporation or entity, does not assume such Awards and does not substitute similar awards for those outstanding under the Plan, then (i) all Awards outstanding shall, immediately prior to the Change in Control event, become fully vested to the extent not previously forfeited and, with respect to Options and SARs, fully exercisable, and (ii) any Options or SARs that are not exercised shall be terminated upon the completion of the transaction that is the Change in Control event.

                (b)    In the event that any surviving corporation or entity or acquiring corporation or entity in a Change in Control, or affiliate of such corporation or entity, assumes Awards outstanding under the Plan at the time of the Change in Control, or substitutes Awards with similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 12 for those outstanding under the Plan), and the employment of a Participant is terminated without Cause or for Good Reason within 18 months after the effective date of the Change in Control event, all Awards held by such Participant shall become fully vested to the extent not previously forfeited and, with respect to Options and SARs, fully exercisable. The terms "Cause" and "Good Reason" shall have the same meanings as the same or similar terms in any written employment agreement between the Participant and the Corporation or Subsidiary or as specified in an Award Agreement. In the absence of such a written agreement, such terms shall be defined as follows for purposes of this Section 12:

                  (1)    "Cause" means involuntary termination of employment due to: (i) conviction of a crime of moral turpitude that adversely affects the reasonable business interests of the Corporation, (ii) commission of an act of fraud, embezzlement, or material dishonesty against the Corporation or any Subsidiary, or (iii) intentional neglect of the responsibilities of employment, and such neglect remains uncorrected for more than 30 days following written notice from the Corporation detailing the acts of neglect.

                  (2)    "Good Reason" means voluntary termination of employment by the Participant because the terms of employment are modified so that the position is not substantially equivalent to the position held immediately prior to the time of the Change in Control. A position is "substantially equivalent" if it is the same or better than the position to which it is being compared. A position is not substantially equivalent unless (i) the cash compensation offered is the same or higher than that earned immediately prior to the Change in Control, (ii) deferred compensation, incentive and equity compensation, and health and welfare benefits are, in the aggregate, similar to those provided immediately prior to the Change in Control, and (iii) the position does not require the Participant to

APPENDIX B (CONTINUED)

      relocate or to commute more than 30 miles each way to the place of employment. The Participant's right to voluntarily terminate employment for "Good Reason" expires 180 days after beginning employment in the position that is not "substantially equivalent" to the Participant's prior position.

            12.2.    Definition of Change in Control.    For purposes hereof, a "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following after the date on which the Corporation becomes a publicly-held Corporation:

                (a)    An acquisition (other than directly from the Corporation) of any voting securities of the Corporation (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Corporation or (B) any corporation or other Person of which a majority of the voting power or the equity securities or equity interests is owned directly or indirectly by the Corporation (a "Control Subsidiary"), or (ii) the Corporation or any Control Subsidiary.

                (b)    The individuals who, as of the date the Corporation issues any class of equity securities required to be registered under section 12 of the 1934 Act, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election or nomination for election by the Corporation's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (i) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (ii) such individual was designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause (a) or (c) of this Section 12.2; or

                (c)    Consummation, after approval by stockholders of the Corporation, of:

                  (1)    A merger, consolidation or reorganization involving the Corporation, unless,

                      (A)    The stockholders of the Corporation, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 75% of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or its parent corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                      (B)    The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and

                      (C)    No Person (other than the Corporation, any Control Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Corporation, the Surviving Corporation or any Control Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of 20% or more of the then

APPENDIX B (CONTINUED)

          outstanding Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                  (2)    A complete liquidation or dissolution of the Corporation; or

                  (3)    The sale or other disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Control Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Corporation which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

13.       Award Agreements

            13.1.    Form of Agreement.    Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of shares of Common Stock, units or other rights (as applicable) subject to the Award, the exercise, base, or purchase price (if any) of the Award, the time or times at which an Award will become vested, exercisable or payable, the duration of the Award, and in the case of Performance Awards, the applicable performance criteria and goals. The Award Agreement shall also set forth other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan. Award Agreements evidencing Awards that are Section 162(m) Awards shall contain such terms and conditions as may be necessary to meet the applicable requirements of section 162(m) of the Code and the LifePoint Hospitals, Inc. Executive Performance Incentive Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code.

            13.2.    Forfeiture Events.    The Committee may specify in an Award that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Corporation or Subsidiary policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Corporation or any Subsidiary.

14.       General Provisions

            14.1.    No Assignment or Transfer; Beneficiaries.    Except as provided in Section 6.5 hereof, Awards under the Plan shall not be assignable or transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant, the Award shall be exercised only by such Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other specified under an Award following the Participant's death.

            14.2.    Deferrals of Payment.    Notwithstanding any other provisions of the Plan, the Committee may permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish the rules and procedures relating to such deferral, including, without limitation, the period of time in advance of payment when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the

APPENDIX B (CONTINUED)

method of funding, if any, attributable to the deferred amount. Such deferrals are also subject to any additional requirements of section 409A of the Code.

            14.3.    Employment or Service.    Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by, or otherwise serves, the Corporation or any Subsidiary.

            14.4.    Tax Withholding.    Upon any taxable event that occurs with respect to the grant, exercise or lapse of restrictions with respect to an Award, or otherwise, the Participant shall, upon notification of the amount due and as a condition to exercise of an Award, pay to the Corporation amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Corporation for such requirements. Generally, such withholding requirements shall not apply to the exercise of an Incentive Stock Option, or to a disqualifying disposition of Stock that is acquired with an Incentive Stock Option, unless the Committee gives the Participant notice that withholding described in this Section is required. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

            14.5.    Unfunded Plan.    The adoption of this Plan and any setting aside of cash amounts or shares of Common Stock by the Corporation with which to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. The benefits provided under this Plan shall be a general, unsecured obligation of the Corporation payable solely from the general assets of the Corporation, and neither a Participant nor the Participant's permitted transferees or estate shall have any interest in any assets of the Corporation by virtue of this Plan, except as a general unsecured creditor of the Corporation. Notwithstanding the foregoing, the Corporation shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Corporation's creditors, to discharge its obligations under the Plan.

            14.6.    Other Compensation and Benefit Plans.    The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Subsidiary, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees of the Corporation or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan.

            14.7.    Plan Binding on Transferees.    The Plan shall be binding upon the Corporation, its transferees and assigns, and the Participant, his executor, administrator and permitted transferees and beneficiaries.

            14.8.    Construction and Interpretation.    Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

            14.9.    Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

            14.10.    Governing Law.    The validity and construction of this Plan and of the Award Agreements shall be governed by the laws of the State of Delaware.

15.       Effective Date, Termination and Amendment

            15.1.    Effective Date; Stockholder Approval.    The Effective Date of this amendment and restatement of the Plan shall be June         , 2005, the date of approval by the stockholders of the Corporation.

            15.2.    Termination.    The Plan shall continue until terminated by the Board in its sole discretion. No termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

APPENDIX B (CONTINUED)

            15.3.    Amendment.    The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall be effective without the consent of the Corporation's stockholders that would (i) change the class of Eligible Persons under the Plan, (ii) increase the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 3.1 hereof, (iii) allow the grant of Options at an exercise price below Fair Market Value, (iv) increase the aggregate number of shares of Common Stock that may be granted pursuant to Restricted Stock Awards, Performance Awards, Restricted Stock Units and Dividend Equivalent Awards in accordance with Section 3.1 hereof, (v) modify the terms of Section 6.8 hereof to permit Option repricing, or (vi) require approval of the Corporation's stockholders under the listing requirements of the Nasdaq Stock Market or the exchange or trading system through which Common Stock may be listed or traded at the time of the amendment. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or permitted transferee of the Award. Notwithstanding anything to the contrary herein, the Board may amend the Plan without further consent or approval to the extent necessary under section 409A of the Code so that Awards issued hereunder will effectively defer compensation in the manner contemplated under each respective Award.

APPENDIX B (CONTINUED)

EXECUTION PAGE

             IN WITNESS WHEREOF, the undersigned officer of the Corporation has duly executed this amended and restated LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan on this the 30th day of June, 2005, but to be effective as provided herein.

LIFEPOINT HOSPITALS, INC.
By:
Its:

APPENDIX B (CONTINUED)

 FIRST AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN

RECITALS:

            WHEREAS, LifePoint Hospitals, Inc. (the "Corporation") established the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (the "Plan") through which the Corporation may award incentives based on the common stock of the Corporation (the "Common Stock") to employees, consultants and independent contractors of the Corporation and its affiliates;

            WHEREAS, the Corporation desires to amend the Plan to (i) increase the number of shares of Common Stock that may be subject to awards granted under the Plan and (ii) increase the limit on the number of shares of Common Stock that may be granted under the Plan pursuant to certain types of awards; and

            WHEREAS, the stockholders of the Corporation approved this Amendment to the Plan in the annual meeting of the Corporation on May 13, 2008;

            NOW, THEREFORE, the Plan is hereby amended as follows, effective May 13, 2008:

1.            The provisions of Section 3.1 are hereby deleted in their entirety and the following provisions are inserted in their place:

                3.1    Number of Shares.    Subject to the following provisions of this Section 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is 15,725,000 shares of Common Stock; provided, however, that no more than 2,825,000 of such shares of Common Stock may be issued pursuant to Performance Awards, Restricted Stock Units and Restricted Stock Awards in the aggregate. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or issued shares that have been reacquired by the Corporation. To the extent that an Award is forfeited, the shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

            Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, the Corporation has caused this First Amendment to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan to be duly executed and delivered as of the 13th day of May, 2008.

LIFEPOINT HOSPITALS, INC.
By:
Its:

APPENDIX B (CONTINUED)

 AMENDMENT NO. 2 TO THE LIFEPOINT HOSPITALS, INC.
1998 LONG-TERM INCENTIVE PLAN

            THIS AMENDMENT to the LifePoint Hospitals, Inc. 1998 Long-Term Incentive Plan (the "Plan") is made on this 10th day of December, 2008.

            WHEREAS, LifePoint Hospitals, Inc. (the "Company") established the Plan in order to provide a proprietary interest in the Company through stock ownership and other rights;

            WHEREAS, Section 15.3 of the Plan provides that the board of directors of the Company may amend the Plan; and

            WHEREAS, the Company desires to amend the Plan in order to comply with Section 409A of the Internal Revenue Code of 1986;

            NOW, THEREFORE, the Plan is hereby amended by the addition of the following, effective January 1, 2009:

1.            Notwithstanding the applicable provisions of this Plan regarding timing of distribution of payments, the following special rules shall apply in order for this Plan to comply with section 409A of the Code: (i) to the extent any distribution is to a "specified employee" (as defined under section 409A of the Code) and to the extent such applicable provisions of section 409A of the Code and the regulations thereunder require a delay of such distributions by a six-month period after the date of such Employee's separation from service with the Company, no such distribution shall be made prior to the date that is six months after the date of the Employee's separation from service with the Company, and (ii) any such delayed payments shall be paid to the Employee in a single lump sum within five business days after the end of the six-month delay.

2.            Notwithstanding anything herein to the contrary in this Agreement, to the extent that any benefit under this Agreement is payable upon an event involving an Employee's cessation of services, such payment(s) shall not be made unless such event constitutes a "Separation from Service" pursuant to the default definition in section 1.409A-1(h) of the U.S. Treasury Regulations.

3.            Notwithstanding anything herein to the contrary, payments of Performance Awards shall be made as soon as administratively feasible following the end of the performance period (the "payment date"), but in any event shall be paid no later than the later of (i) the end of the calendar year that includes the payment date or (ii) the date that is 2 1/2 months after the payment date. For these purposes, in the event a payment is subject to a six-month delay to comply with Section 409A of the Code, the payment date shall be considered the end of the six-month delay.

4.            To the extent of any compliance issues under Internal Revenue Code Section 409A, the Plan shall be construed in such a manner so as to comply with the requirements of such provision so as to avoid any adverse tax consequences to the Employee.

            IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

LIFEPOINT HOSPITALS, INC.
By:
Its:

APPENDIX B (CONTINUED)

 AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN

            THIS AMENDMENT to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (the "Plan") is made effective as of April 27, 2010.

            WHEREAS, LifePoint Hospitals, Inc. (the "Company") established the Plan in order to provide a proprietary interest in the Company through stock ownership;

            WHEREAS, Section 15.3 of the Plan provides that the Board of Directors of the Company may amend the Plan; and

            WHEREAS, the Board of Directors of the Company desires to amend the Plan in order to (1) apply the limitations on full-value awards to dividend equivalent awards and (2) prohibit repricing and replacement of stock appreciation rights without stockholder approval;

            NOW, THEREFORE, the Plan is hereby amended as follows:

I.          The following sentence is added to the end of Section 3.1:

    Dividend Equivalent Awards shall be subject to the same share limits that apply to Performance Awards, Restricted Stock Units, and Restricted Stock Awards.

II.         A new Section 7.3 is added as follows:

            7.3    Restrictions on Repricing of Stock Appreciation Rights.    With respect to a SAR that has been granted hereunder, the base price may not be lowered, nor may the SAR be replaced (including replacement with cash) or regranted through cancellation without stockholder approval.

            Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

LIFEPOINT HOSPITALS, INC.
By:
Title:

APPENDIX B (CONTINUED)

 AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN

            THIS AMENDMENT to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (the "Plan") is effective as of the 8th day of June, 2010.

            WHEREAS, LifePoint Hospitals, Inc. (the "Company") established the Plan in order to provide a proprietary interest in the Company through stock ownership and other rights;

            WHEREAS, Section 15.3 of the Plan provides that the Board of Directors of the Company may amend the Plan;

            WHEREAS, the Board of Directors of the Company has authorized the amendment of the Plan to increase the number of shares of the Company's stock that are subject to awards granted under the Plan by 2,330,000 shares, resulting in a total of 18,055,000 shares available under the Plan; and

            WHEREAS, the stockholders of the Company approved this Amendment to the Plan on June 8, 2010;

            NOW, THEREFORE, Section 3.1 of the Plan is deleted and replaced with the following:

                3.1    Number of Shares.    Subject to the following provisions of this Section 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is 18,055,000 shares of Common Stock; provided, however, that no more than 3,780,000 of such shares of Common Stock may be issued pursuant to Performance Awards, Restricted Stock Units and Restricted Stock Awards in the aggregate. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock or issued shares that have been reacquired by the Corporation. To the extent that an Award is forfeited, the shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

            Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

LIFEPOINT HOSPITALS, INC.
By:
Title:

APPENDIX B (CONTINUED)

 AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN

            THIS AMENDMENT to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (the "Plan") is effective as of this 23rd day of April, 2012.

            WHEREAS, LifePoint Hospitals, Inc. (the "Company") established the Plan in order to provide a proprietary interest in the Company through stock ownership and other rights.

            WHEREAS, Section 15.3 of the Plan provides that the Board of Directors of the Company may amend the Plan; and

            WHEREAS, the Board of Directors of the Company has authorized the amendment of the Plan to clarify certain provisions;

            NOW, THEREFORE, the Plan is hereby amended as follows:

I.
The second sentence of Section 5.4 is deleted and replaced with the following:

    Such rights include the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, provided, however, that such rights shall be forfeited with respect to any portion of a Performance Share Award that does not vest.

II.
Section 6.8 of the Plan is deleted and replaced with the following:

            6.8    Restrictions on Repricing of Options.    With respect to an Option that has been granted hereunder, the exercise price may not be lowered, nor may the Option be replaced (including replacement with cash) or regranted through cancellation without stockholder approval.

III.
The following sentence is added to the end of Section 7.2:

    Upon the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise.

            Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

LIFEPOINT HOSPITALS, INC.
By:
Name:
Title:

APPENDIX C

Appendix C

AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
AMENDED AND RESTATED OUTSIDE DIRECTORS STOCK
AND INCENTIVE COMPENSATION PLAN

            THIS AMENDMENT to the LifePoint Hospitals, Inc. Amended and Restated Outside Directors Stock and Incentive Compensation Plan (the "Plan") is effective as of the          day of June, 2012.

            WHEREAS, LifePoint Hospitals, Inc. (the "Company") established the Plan in order to provide a proprietary interest in the Company through stock ownership and other rights;

            WHEREAS, Section 12 of the Plan provides that the Board of Directors of the Company may amend the Plan;

            WHEREAS, the Board of Directors of the Company has authorized the amendment of the Plan to increase the number of shares of the Company's stock that are subject to awards granted under the Plan by 35,000 shares, resulting in a total of 450,000 shares available under the Plan; and

            WHEREAS, the stockholders of the Company approved this Amendment to the Plan on June             , 2012;

            NOW, THEREFORE, Section 4.1 of the Plan is deleted and replaced with the following:

                4.1    Number of Shares.    The maximum number of Shares of Common Stock that may be issued pursuant to Awards under the Plan shall be 450,000, which number shall be subject to adjustment as provided in Section 10 hereof. Such Shares may be either authorized but unissued Shares, or Shares that shall have been or may be reacquired by the Company.

            Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

LIFEPOINT HOSPITALS, INC.
By:
Title:

C-1

APPENDIX D

Appendix D

LIFEPOINT HOSPITALS, INC. AMENDED AND RESTATED
OUTSIDE DIRECTORS STOCK AND INCENTIVE COMPENSATION PLAN

1.         Introduction.

            This Plan is maintained by LifePoint Hospitals, Inc. (the "Company") as the "LifePoint Hospitals, Inc. Outside Directors Stock and Incentive Compensation Plan" (the "Plan"). The Plan was adopted by the Company to encourage ownership of stock in the Company by Outside Directors, to provide an incentive to such directors to continue to serve the Company and to aid the Company in attracting qualified director candidates in the future.

            The provisions of the Plan are intended to satisfy any applicable requirements of section 16(b) of the Securities Exchange Act of 1934, and shall be interpreted in a manner consistent with any such requirements thereof, as now or hereafter construed, interpreted and applied by regulation, rulings and cases.

            The Plan has been amended from time to time by the Company. The Company now desires to amend and restate the Plan to (i) clarify certain terms and conditions and (ii) incorporate the extension of the term of the Plan at the 2009 annual stockholders meeting. This amendment and restatement is effective for Awards granted on or after May 12, 2009 in accordance with the terms and condition set forth herein.

2.
Definitions.  As used in the Plan, the following words and phrases shall have the meanings indicated:

  (a)
  "Agreement" shall mean a written agreement entered into between the Company and a Participant in connection with any Award granted under the Plan.

  (b)
  "Annual Retainer" shall mean the annual fee earned by the Participant for his or her service on the Board, which shall not include committee chair fees and meeting fees.

  (c)
  "Award" shall mean the grant of Options, Restricted Stock, Deferred Restricted Stock and/or Deferred Stock Units.

  (d)
  "Board" shall mean the Board of Directors of the Company.

  (e)
  "Board Term" shall mean each Board year beginning on the date of an annual meeting of the Company's stockholders and ending on the date immediately preceding the next annual meeting of the Company's stockholders.

  (f)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  (g)
  "Committee" shall mean a committee of the Board that is designated by the Board as the "compensation committee" or is otherwise designated to administer the Plan and is composed of at least two individuals (or such other number as required by applicable law or rules, including without limitation the rules of any national securities exchange or reporting system of a national securities association upon which the Common Stock is traded) and whose members are not employees of the Company.

  (h)
  "Common Stock" shall mean the common stock of the Company.

  (i)
  "Company" shall mean LifePoint Hospitals, Inc., a Delaware corporation, or any successor corporation.

  (j)
  "Deferred Restricted Stock" shall mean a bookkeeping unit entitling a Participant to a share of Common Stock on the Realization Date (and shall include fractional units).

  (k)
  "Deferred Restricted Stock Account" shall mean a bookkeeping account maintained by the Company reflecting the number of shares of Restricted Stock credited to a Participant pursuant to Section 7.2 hereof.

APPENDIX D (CONTINUED)

    (l)
    "Deferred Stock Unit" shall mean a bookkeeping unit entitling a Participant to a Share on the Realization Date (and shall include fractional units).

    (m)
    "Deferred Stock Unit Account" shall mean a bookkeeping account maintained by the Company reflecting the number of Deferred Stock Units credited to a Participant pursuant to Section 8.2 and/or 8.3 hereof.

    (n)
    "Disability" or "Disabled" shall mean that a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months.

    (o)
    "Discretionary Award" shall mean an Award granted pursuant to Section 5.2.

    (p)
    "Election Notice" shall mean a written election, in such form as the Committee shall prescribe, submitted by a Participant to the Company in connection with a Deferred Stock Unit under the Plan.

    (q)
    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

    (r)
    "Fair Market Value" per Share or per Deferred Stock Unit as of a given date shall be determined as follows:

      (i)            if the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price on the last trading date before the day of grant.

      (ii)            if the Common Stock is not listed on any established stock exchange or a national market system, the Committee shall determine in good faith the Fair Market Value in a manner that complies with the rules regarding determination of fair market value under section 409A of the Code.

    (s)
    "Option" shall mean the right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

    (t)
    "Outside Director" shall mean any member of the Board who is not also an employee of the Company (or any Subsidiary thereof).

    (u)
    "Participant" shall mean any Outside Director who has received an Award hereunder that has not yet terminated.

    (v)
    "Plan" shall mean this LifePoint Hospitals, Inc. Outside Directors Stock and Incentive Compensation Plan.

    (w)
    "Realization Date" shall mean the date that an applicable account or any portion thereof is settled in Common Stock or other payment to the Participant. With respect to any Deferred Restricted Stock allocated to a Participant's Deferred Restricted Stock Account under Section 7.2 or Deferred Stock Unit granted in the Committee's discretion under Section 8.2, the Realization Date shall be the date established by the Committee at the time of grant. With respect to any Deferred Stock Unit allocated to a Participant's Deferred Stock Unit Account under Section 8.3, the Realization Date shall be as elected by the Participant. The Realization Date must be either the date on which a Director experiences a Separation from Service or a specified date determined at the time of the grant or, if applicable, the Election Notice. Notwithstanding anything herein to the contrary, the Realization Date for any Award that is not performance based shall not be earlier than the third anniversary of the date such Award is credited to the Participant's account.

    (x)
    "Restricted Stock" shall mean an Award entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

APPENDIX D (CONTINUED)

    (y)
    "Separation from Service" shall mean the later of (i) the date on which the Participant ceases to be a Director, or (ii) the date the Participant is no longer providing services (or such services are significantly reduced) to the Company in a manner that would be treated as a separation from service under the default provisions of Treas. Reg. section 1.409A-1(h).

    (z)
    "Shares" shall mean shares of Common Stock of the Company.

    (aa)
    "Subsidiary" shall have the meaning set forth in Section 9.2.

3.         Administration of the Plan.

            The Plan shall be administered by the Committee. The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of the Election Notices and Agreements and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's determinations on the foregoing matters shall be final and conclusive. No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder. No employee of the Company shall have any authority or discretion to grant Awards under the Plan.

4.         Stock Subject to Plan.

            4.1    Number of Shares.    The maximum number of Shares of Common Stock that may be issued pursuant to Awards under the Plan shall be 375,000, which number shall be subject to adjustment as provided in Section 10 hereof. Such Shares may be either authorized but unissued shares, or Shares that shall have been or may be reacquired by the Company.

            4.2    Reuse of Shares.    If an Award under the Plan is canceled, terminates, or expires unexercised or is exchanged for different compensation, other than another Award hereunder, without the issuance of Shares of Common Stock, the covered Shares shall, to the extent of such termination or non-use, again be available for Awards thereafter granted during the term of the Plan.

5.         Award Grants.

            5.1    Annual Awards.    The Committee may, in its sole discretion, grant each person who is an Outside Director on the first business day of any Board Term an Annual Award on such date which shall cover a number of Shares determined by the Committee. An Annual Award may also be made upon commencement of service as an Outside Director, in the Committee's sole discretion, and shall cover a number of shares and be in such form as shall be determined by the Committee.

            5.2    Discretionary Awards.    The Committee may, from time to time, in its sole discretion, designate Outside Directors who are to be granted Discretionary Awards and determine the number of shares subject to such Discretionary Awards.

            5.3    Vesting.    Awards shall vest and any restrictions imposed on an Award of Restricted Shares granted under the Plan shall lapse in accordance with the vesting requirements specified by the Committee, which may be specified in an Agreement. Such vesting requirements may be based on the continued service of the Participant as a member of the Board for a specified time period or periods, or may, in addition to or in the alternative, be based on the attainment of specified business goals or measures established by the Committee in its sole discretion. Provided however, except for permitted acceleration of vesting as provided hereinafter, no Award other than a performance based Award may be exercised, in whole or in part, less than three years after the date of grant. Notwithstanding the foregoing, the Committee in its sole discretion may provide that vesting of an Award may be accelerated only in the following limited circumstances: (i) the death of the Participant; (ii) Separation from Service on account of the Disability of the Participant or retirement of the Participant; or (iii) a Change in Control.

APPENDIX D (CONTINUED)

6.         Options.

            6.1    Grant of Options.    Awards of Options are Awards that entitle a Participant to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

            6.2    Option Term.    The term of any Option issued pursuant to the Plan shall be ten years from the date of grant and may extend beyond the date of termination of the Plan; provided, however, that the Committee may, in the case of a Discretionary Award, provide for a shorter exercise period in the Agreement.

            6.3    Option Price.    The price at which each Share subject to an Option may be purchased shall be set forth in the Award and determined by the following rules: (1) 100 percent of the Fair Market Value of a Share on the date of grant in the case of an Annual Award or (2) a price determined by the Committee in the case of a Discretionary Award, but not less than 100 percent of the Fair Market Value of a Share on the date of grant.

            6.4    Option Exercise.    Except as otherwise provided by an Agreement, payment of the Option price may be made (i) in cash (including an exercise involving the pledge of shares and a loan through a broker described in Securities and Exchange Commission Regulation T); (ii) actual or constructive delivery of Stock that was acquired at least six months prior to the exercise of the Option; (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (iv) other consideration acceptable to the Committee, or (v) a combination thereof; provided, however, that a form of payment other than cash that is received by the Company on the Date of Exercise is only acceptable to the extent that the same is approved by the Committee.

            6.5    Limited Transferability of Options.    All Options shall be nontransferable except (i) upon the Participant's death, by the Participant's will or the laws of descent and distribution or (ii) on a case-by-case basis, as may be approved by the Committee in its discretion, when a transfer is proposed for estate planning purposes to a family member. Subsequent transfers of an Option transferred under this Section 6.5 shall be prohibited, other than by will or the laws of descent and distribution upon the death of the transferee.

            6.6    Death or Disability of the Participant.    If a Participant Separates from Service as the result of death or Disability while he or she is an Outside Director, the Participant, or if applicable, the executor or administrator of the estate of the Participant (or the person or persons to whom an Option shall have been validly transferred in accordance with Section 6.5) shall have the right, during the period ending six months after the date of the Participant's Separation from Service on account of his death or Disability (subject to the provisions of Section 6.2 hereof concerning the maximum term of an Option), to exercise the Option to the extent that it was exercisable at the date of such Participant's Separation from Service (except as otherwise provided in an Agreement) and shall not have been previously exercised.

            6.7    Other Termination of Service.    If a Participant's service as an Outside Director shall be terminated for any reason other than death or Disability, the Participant shall have the right, during the period ending ninety days after such termination (subject to the provisions of Section 6.3 hereof concerning the maximum term of an Option), to exercise the Option to the extent that it was exercisable on the date of such termination of service and shall not have been previously exercised.

7.         Restricted Stock.

            7.1    Grant of Restricted Stock.    Awards of Restricted Stock are Awards that entitle a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

            7.2    Deferred Restricted Stock Awards.    The Committee may designate any Award of Restricted Stock as a Deferred Restricted Stock Award. The Agreement granting an Award of Deferred Restricted Stock shall set forth the terms of the Award, including, but not limited to, the terms and conditions under which the Award shall vest and become nonforfeitable subject to the following terms and conditions:

    (a)
    Dividend Equivalents. A Participant shall be credited with dividend equivalents on all Deferred Restricted Stock credited to his or her Deferred Restricted Stock Account at the time of any payment

APPENDIX D (CONTINUED)

      of dividends on Shares to stockholders. The amount of any such dividend equivalents shall equal the amount that would have been payable to the Participant as a stockholder in respect of a number of Shares equal to the number of shares of Deferred Restricted Stock then credited to him or her. Any such dividend equivalent shall be credited to the Participant's Deferred Restricted Stock Account as of the date on which such dividend would have been payable and shall be converted into additional Deferred Restricted Stock shares based upon the Fair Market Value of a Share on the date of such crediting.

    (b)
    Payment of Awards. With respect to any Deferred Restricted Stock Award, a Participant shall be entitled to payment on the Realization Date for such Award. Subject to the provisions of Section 11, such payment in respect of any Deferred Restricted Stock Awards shall be made through the issuance to the Participant of a stock certificate for a number of Shares equal to the number of shares designated in the Award, as adjusted pursuant to Section 7.2(a).

            7.3    Restrictions.    Restricted Stock may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the Restricted Stock will remain in the physical custody of an escrow holder until all restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the applicable shares of Restricted Stock being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing the Restricted Stock bear a legend making appropriate reference to the restrictions imposed. The Committee may, in connection with an Award of Restricted Stock, require the payment of a specified purchase price.

            7.4    Rights as Stockholder.    Subject to the foregoing provisions of this Section and the applicable Agreement, the Participant will have all rights of a stockholder with respect to the Restricted Stock, including the right to vote the Restricted Stock and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock is granted. The Participant will not have rights of a stockholder with respect to Deferred Restricted Stock until the Realization Date.

            7.5    Section 83(b) Election.    The Committee may provide in an Award of Restricted Stock, which may be set forth in the terms of an Agreement, that the Restricted Stock is conditioned upon the Participant's refraining from making an election with respect to the Award under section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to section 83(b) of the Code with respect to Restricted Stock, the participant shall be required to promptly file a copy of such election with the Company.

8.         Deferred Stock Units.

            8.1    Grant of Deferred Stock Units.    Awards of Deferred Stock Units are Awards that entitle a Participant to receive shares of Common Stock at the Realization Date upon terms and conditions set forth in an Agreement or Election Notice. A Deferred Stock Unit represents an unfunded promise by the Company and is not a transfer of property within the meaning of section 83 of the Code.

            8.2    Deferred Stock Unit Awards.    A Participant may receive a Deferred Stock Unit Award as determined from time to time at the discretion of the Committee. Further, pursuant to Section 8.3, a Participant shall receive a Deferred Stock Unit Award for each Board Term in respect of which he makes an Election Notice. Such Deferred Stock Unit Award shall be granted as of the first business day of the Board Term and shall be for a number of Deferred Stock Units determined by dividing (A) the additional Annual Retainer amount that would have been payable to the Participant in cash in the absence of his or her Election Notice, by (B) the Fair Market Value of a Share on the date of grant. Any Agreement for an Award of Deferred Stock Units shall set forth the terms of the Award,

APPENDIX D (CONTINUED)

including, but not limited to, the terms and conditions under which the Award shall vest and become nonforfeitable subject to the following terms and conditions:

    (a)
    Dividend Equivalents. A Participant shall be credited with dividend equivalents on all Deferred Stock Units credited to his or her Deferred Stock Unit Account at the time of any payment of dividends on Shares to stockholders. The amount of any such dividend equivalents shall equal the amount that would have been payable to the Participant as a stockholder in respect of a number of Shares equal to the number of Deferred Stock Units then credited to him. Any such dividend equivalent shall be credited to the Participant's Deferred Stock Unit Account as of the date on which such dividend would have been payable and shall be converted into additional Deferred Stock Units (which shall be immediately vested) based upon the Fair Market Value of a Share on the date of such crediting.

    (b)
    Payment of Awards. A Participant shall be entitled to payment, in respect of Deferred Stock Units credited to him, on the Realization Date for such Deferred Stock Units provided in an Agreement or as indicated by Participant in the applicable Election Notice as described in Section 8.3. Subject to the provisions of Section 11, such payment in respect of any Deferred Stock Units shall be made through the issuance to the Participant of a stock certificate for a number of Shares equal to the number of such Deferred Stock Units, as adjusted by Section 8.2(a).

            8.3    Deferred Stock Unit Deferral Elections.

    (a)
    For each Board Term during which the Plan is in effect, a Participant may elect to receive, in lieu of all or any portion (in multiples of 25%) of his or her Annual Retainer payable for such Board Term, an Award of Deferred Stock Units pursuant to Section 8.2 hereof.

    (b)
    A Participant's election shall be made for each calendar year by filing an Election Notice with the Company, in accordance with procedures adopted by the Committee, on or before December 15 of the calendar year immediately preceding the calendar year for which such Annual Retainer is to be paid. In addition, all elections under this Section 8.3 must be in compliance with the Company's insider trading policy. All Deferred Stock Units granted pursuant to a Participant's deferral election shall be immediately 100% vested.

    (c)
    Unless stated otherwise in an Election Notice that is authorized by the Committee, an Election Notice shall continue in effect at the end of each calendar year and apply to each succeeding calendar year unless the Participant changes or revokes his or her election prior the beginning of a succeeding election year.

9.         Change in Control.

            9.1    Effect of Change in Control.    Unless stated otherwise in an Agreement, the provisions of this Section 9.1 will apply to outstanding Awards at the time of a Change in Control to the extent of rights under such awards that have not been previously forfeited. The surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Awards outstanding under the Plan or substitute similar equity and incentive awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 9) for those outstanding under the Plan.

            In the event that any surviving corporation or entity or acquiring corporation or entity in a Change in Control, or affiliate of such corporation or entity, does not assume such Awards and does not substitute similar awards for those outstanding under the Plan, then (i) all Awards outstanding shall, immediately prior to the Change in Control event, become fully vested to the extent not previously forfeited and, with respect to Options, fully exercisable, and (ii) any Options that are not exercised shall be terminated upon the completion of the transaction that is the Change in Control event.

            In the event that any surviving corporation or entity or acquiring corporation or entity in a Change in Control, or affiliate of such corporation or entity, assumes Awards outstanding under the Plan at the time of the Change in Control, or substitutes Awards with similar stock awards (including an award to acquire the same consideration paid

APPENDIX D (CONTINUED)

to the stockholders in the transaction described in this Section 9 for those outstanding under the Plan), and the directorship of a Participant is terminated within 18 months after the effective date of the Change in Control event, all Awards held by such Participant shall become fully vested, to the extent not previously forfeited and, with respect to Options, fully exercisable.

            9.2    Definition.    For purposes of Section 9.1 hereof, "change in control" of the Company shall be deemed to have occurred upon the occurrence of any of the following:

    (a)
    An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Exchange Act immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a change in control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a change in control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary") or (ii) the Company or any Subsidiary.

    (b)
    The individuals who, as of the date the Company issues any class of equity securities required to be registered under Section 12 of the Exchange Act, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (a) or (c) of this Section 9.2; or

    (c)
    Consummation, after approval by stockholders of the Company, of:

    (1)
    A merger, consolidation or reorganization involving the Company, unless,

      (A)
      The stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or its parent corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

      (B)
      The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and

      (C)
      No Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of twenty percent (20%) or

APPENDIX D (CONTINUED)

            more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

      (2)
      A complete liquidation or dissolution of the Company; or

      (3)
      An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

      Notwithstanding the foregoing, a change in control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a change in control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a change in control shall occur.

            9.3    Realization Date upon Change in Control.    Notwithstanding anything herein to the contrary, a Change in Control shall not affect the Realization Date of any Award.

10.       Anti-dilution Adjustments.

            In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding Shares are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, other shares of stock, or in the case of any other transaction described in section 424(a) of the Code, the Committee may make such adjustment or substitution (including by substitution of shares of another corporation) as it may determine to be appropriate, in its sole discretion, in (i) the aggregate number and kind of shares that may be distributed in respect of Option exercises and/or awards under the Plan, (ii) the number and kind of shares subject to outstanding Options and/or the Option Price of such shares and (iii) the number and kind of shares represented by Deferred Stock Units outstanding under the Plan.

11.       Conditions of Issuance of Stock Certificates.

            11.1    Applicable Conditions.    The Company shall not be required to issue or deliver any certificate for Shares under the Plan prior to fulfillment of all of the following conditions:

    (a)
    the completion of any registration or other qualification of such Shares, under any federal or state law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Committee shall, in its sole discretion, deem necessary or advisable;

    (b)
    the obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall, in its sole discretion, determine to be necessary or advisable;

    (c)
    the lapse of such reasonable period of time following the event triggering the obligation to distribute shares as the Committee from time to time may establish for reasons of administrative convenience; and

    (d)
    if required by the Committee, in its sole discretion, the receipt by the Company from a Participant of (i) a representation in writing that the Shares received pursuant to the Plan are being acquired for investment and not with a view to distribution and (ii) such other representations and warranties as are deemed necessary by counsel to the Company.

APPENDIX D (CONTINUED)

            11.2    Legends.    The Company reserves the right to legend any certificate for Shares, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

12.       No Rights to Continued Service.

            Nothing in the Plan, in any grant made, or in any Election Notice or Agreement entered into pursuant hereto shall confer upon any Participant the right to continue service as a member of the Board or to be entitled to any remuneration or benefits not set forth in the Plan, Election Notice or Agreement.

13.       No Rights to Assets of the Company.

            Nothing in the Plan, in any grant made, or in any Election Notice or Agreement entered into pursuant hereto shall confer upon any Participant any right to any particular assets of the Company. A Participant's rights under the Plan are limited to those rights of an unsecured creditor except to the extent Shares are actually issued to such Participant.

14.       Amendment and Termination of the Plan.

            The Board, at any time and from time to time, may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that materially alters the Plan, or any amendment that must be approved by the stockholders to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. In addition, no amendment or modification of the Plan to increase the number of Shares reserved for issuance under the Plan shall be effective without the consent of the Company's stockholders. No suspension, termination, modification or amendment of the Plan shall adversely affect any grants previously made, unless the written consent of the Participant is obtained.

15.       Term of the Plan.

            The Plan shall remain in effect until such time that it is terminated by the Board. No grants or awards may be made after such termination, but termination of the Plan shall not, without the consent of any Participant who then holds Awards, alter or impair any rights or obligations in respect of such Awards.

16.       Legal Compliance.

            Notwithstanding anything herein to the contrary, this Plan and all Awards hereunder shall be administered in compliance with all legal requirements, including the requirements of section 409A of the Code. In the case of a specified employee, as defined in section 409A of the Code, any settlement of an Award or payment as the result of a Director's Separation from Service must be six months after the date of such Separation from Service except as otherwise allowed by section 409A of the Code and regulations thereunder.

17.       Governing Law.

            The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such laws are preempted by Federal law.

***

LIFEPOINT HOSPITALS, INC.
By:
Its:

APPENDIX D (CONTINUED)

 AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
AMENDED AND RESTATED OUTSIDE DIRECTORS STOCK
AND INCENTIVE COMPENSATION PLAN

            THIS AMENDMENT to the LifePoint Hospitals, Inc. Amended and Restated Outside Directors Stock and Incentive Compensation Plan (the "Plan") is made effective as April 27, 2010.

            WHEREAS, LifePoint Hospitals, Inc. (the "Company") established the Plan in order to provide a proprietary interest in the Company through stock ownership and other rights;

            WHEREAS, Section 14 of the Plan provides that the Board of Directors of the Company may amend the Plan; and

            WHEREAS, the Board of Directors of the Company desires to amend the Plan to (1) prohibit repricing and replacement of options without stockholder approval and (2) clarify the definition of change in control in the event of a sale of assets;

NOW, THEREFORE, the Plan is hereby amended as follows:

I.          A new Section 6.8 is added as follows:

            6.8    Restrictions on Repricing of Options.    With respect to an Option that has been granted hereunder, the exercise price may not be lowered, nor may the Option be replaced (including replacement with cash) or regranted through cancellation without stockholder approval.

II.         Section 9.2(c)(3) is deleted and replaced with the following:

    A sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

            Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

LIFEPOINT HOSPITALS, INC.
By:
Title:

APPENDIX D (CONTINUED)

 AMENDMENT TO THE LIFEPOINT HOSPITALS, INC.
AMENDED AND RESTATED OUTSIDE DIRECTORS STOCK
AND INCENTIVE COMPENSATION PLAN

            THIS AMENDMENT to the LifePoint Hospitals, Inc. Amended and Restated Outside Directors Stock and Incentive Compensation Plan (the "Plan") is effective as of the 8th day of June, 2010.

            WHEREAS, LifePoint Hospitals, Inc. (the "Company") established the Plan in order to provide a proprietary interest in the Company through stock ownership and other rights;

            WHEREAS, Section 12 of the Plan provides that the Board of Directors of the Company may amend the Plan;

            WHEREAS, the Board of Directors of the Company has authorized the amendment of the Plan to increase the number of shares of the Company's stock that are subject to awards granted under the Plan by 40,000 shares, resulting in a total of 415,000 shares available under the Plan; and

            WHEREAS, the stockholders of the Company approved this Amendment to the Plan on June 8, 2010;

            NOW, THEREFORE, Section 4.1 of the Plan is deleted and replaced with the following:

                4.1    Number of Shares.    The maximum number of Shares of Common Stock that may be issued pursuant to Awards under the Plan shall be 415,000, which number shall be subject to adjustment as provided in Section 10 hereof. Such Shares may be either authorized but unissued Shares, or Shares that shall have been or may be reacquired by the Company.

            Except as otherwise set forth herein, all other terms and provisions of the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

LIFEPOINT HOSPITALS, INC.
By:
Title:

LIFEPOINT HOSPITALS, INC. 103 POWELL COURT BRENTWOOD, TN 37027

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by LifePoint Hospitals, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy/voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy/voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M35489-P06569 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIFEPOINT HOSPITALS, INC.
The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01) Marguerite W. Kondracke 02) John E. Maupin, Jr. 03) Owen G. Shell, Jr.
The Board of Directors recommends you vote FOR the following proposals:					For	Against	Abstain

2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012.					☐	☐	☐

3. Advisory vote to approve the compensation of the Company’s named executive officers as presented in the proxy statement.					☐	☐	☐

4. Amendment to the Company’s Amended and Restated 1998 Long-Term Incentive Plan.					☐	☐	☐

5. Amendment to the Company’s Amended and Restated Outside Directors Stock and Incentive Compensation Plan.					☐	☐	☐

NOTE: In their discretion, the proxies named on the reverse side of this proxy/voting instruction card may vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof. If you are a participant in the LifePoint Hospitals, Inc. Retirement Plan, the trustee named on the reverse side of this proxy/voting instruction card may vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name appears on this proxy/voting instruction card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by the President or other authorized officer. if a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

YOUR VOTE IS IMPORTANT!

If you do not plan to vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so that the shares may be represented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M35490- P06569

This Proxy/Voting Instruction is solicited on behalf of the Company’s Board of Directors
LIFEPOINT HOSPITALS, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2012

The undersigned hereby authorizes and appoints Jeffrey S. Sherman and Paul D. Gilbert, or either of them, with power of substitution, as proxies to vote all shares of Common Stock of LifePoint Hospitals, Inc. (the “Company”) owned by the undersigned at the Annual Meeting of Stockholders to be held at 511 Union Street, Suite 2700, Nashville, Tennessee 37219, at 3:00 p.m. local time on June 5, 2012, and any adjournment thereof, as indicated on the reverse side of this proxy/voting instruction card.

The undersigned, if a participant in the LifePoint Hospitals, Inc. Retirement Plan, hereby instructs Reliance Trust Company, the trustee (the “Trustee”) of the Trust Fund under the LifePoint Hospitals, Inc. Retirement Plan, to vote all of the shares of Common Stock of the Company allocated to the undersigned Plan account as specified on the reverse side of the proxy/voting instruction card at the Annual Meeting of Stockholders to be held on June 5, 2012.

This proxy/voting instruction, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. A vote against any of the proposals will not count as a vote for adjournment of the Annual Meeting. If no direction is made, this proxy will be voted FOR the election of directors, FOR ratification of the selection of the independent registered public accounting firm, FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, FOR the Amendment to the Company’s Amended and Restated 1998 Long-Term Incentive Plan, and FOR the Amendment to the Company’s Amended and Restated Outside Directors Stock and Incentive Compensation Plan.

THIS PROXY/VOTING INSTRUCTION MUST BE DATED AND SIGNED ON THE REVERSE SIDE